                                                Registration No. 333-84879
                                                                 811-09529



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 1


                              SEPARATE ACCOUNT IMO
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)

                            Mary Eldridge, Secretary
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)


              It is proposed that this filing will become effective:

             _X_ immediately upon filing pursuant to paragraph (b)
             ___ on (date) pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a) (1)
             ___ on (date) pursuant to paragraph (a) (1)
             ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                        FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS A

ITEM NO. OF
FORM N-8B-2                          CAPTION IN PROSPECTUS
------------                         ---------------------
1.................................   Cover Page
2.................................   Cover Page
3.................................   Not Applicable
4.................................   Distribution
5.................................   The Company, The Separate Account and the Underlying Funds
6.................................   The Separate Account
7.................................   Not Applicable
8.................................   Not Applicable
9.................................   Legal Proceedings
10................................   Summary; Description of the Company, The Separate Account and the Underlying
                                     Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.; Investment Objectives  and Policy
12................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.
13................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.; Investment Advisory Services to the Trust;
                                     Investment Advisory Services to Variable Insurance Products Fund;
                                     Investment Advisory Services to T. Rowe Price International Series, Inc.;
                                     Charges and Deductions
14................................   Summary; Applying for a Policy
15................................   Summary; Applying for a Policy; Payments; Allocation of Net Premiums
16................................   The Separate Account; Allmerica Investment Trust; Variable Insurance Products
                                     Fund; T. Rowe Price International Series, Inc.; Payments; Allocation of Net
                                     Premiums
17................................   Summary; Surrender; Partial Withdrawal; Charges and Deductions; Policy
                                     Termination and Reinstatement
18................................   The Separate Account; Allmerica Investment Trust; Variable Insurance Products
                                     Fund; T. Rowe Price International Series, Inc.; Payments
19................................   Reports; Voting Rights
20................................   Not Applicable
21................................   Summary; Policy Loans; Other Policy Provisions
22................................   Other Policy Provisions
23................................   Not Required
24................................   Other Policy Provisions
25................................   The Company
26................................   Not Applicable
27................................   The Company
28................................   Directors and Principal Officers of the Company
29................................   The Company
30................................   Not Applicable
31................................   Not Applicable
32................................   Not Applicable
33................................   Not Applicable
34................................   Not Applicable

35................................   Distribution
36................................   Not Applicable
37................................   Not Applicable
38................................   Summary; Distribution
39................................   Summary; Distribution
40................................   Not Applicable
41................................   The Company, Distribution
42................................   Not Applicable
43................................   Not Applicable
44................................   Payments; Policy Value and Cash Surrender Value
45................................   Not Applicable
46................................   Policy Value and Cash Surrender Value; Federal Tax Considerations
47................................   The Company
48................................   Not Applicable
49................................   Not Applicable
50................................   The Separate Account
51................................   Cover Page; Summary; Charges and Deductions; The Policy; Policy Termination
                                     and Reinstatement; Other Policy Provisions
52................................   Addition, Deletion or Substitution of Investments
53................................   Federal Tax Considerations
54................................   Not Applicable
55................................   Not Applicable
56................................   Not Applicable
57................................   Not Applicable
58................................   Not Applicable
59................................   Not Applicable

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS B

ITEM NO. OF
FORM N-8B-2                          CAPTION IN PROSPECTUS
------------                         ----------------------
1.................................   Cover Page
2.................................   Cover Page
3.................................   Not Applicable
4.................................   Distribution
5.................................   The Company, The Separate Account and the Underlying Funds
6.................................   The Separate Account
7.................................   Not Applicable
8.................................   Not Applicable
9.................................   Legal Proceedings
10................................   Summary; Description of the Company, The Separate Account and the Underlying
                                     Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.; Investment Objectives  and Policy
12................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.
13................................   Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe
                                     Price International Series, Inc.; Investment Advisory Services to the Trust;
                                     Investment Advisory Services to Variable Insurance Products Fund;
                                     Investment Advisory Services to T. Rowe Price International Series, Inc.;
                                     Charges and Deductions
14................................   Summary; Applying for a Policy
15................................   Summary; Applying for a Policy; Payments; Allocation of Net Premiums
16................................   The Separate Account; Allmerica Investment Trust; Variable Insurance Products
                                     Fund; T. Rowe Price International Series, Inc.; Payments; Allocation of Net
                                     Premiums
17................................   Summary; Surrender; Partial Withdrawal; Charges and Deductions; Policy
                                     Termination and Reinstatement
18................................   The Separate Account; Allmerica Investment Trust; Variable Insurance Products
                                     Fund; T. Rowe Price International Series, Inc.; Payments
19................................   Reports; Voting Rights
20................................   Not Applicable
21................................   Summary; Policy Loans; Other Policy Provisions
22................................   Other Policy Provisions
23................................   Not Required
24................................   Other Policy Provisions
25................................   The Company
26................................   Not Applicable
27................................   The Company
28................................   Directors and Principal Officers of the Company
29................................   The Company
30................................   Not Applicable
31................................   Not Applicable
32................................   Not Applicable
33................................   Not Applicable
34................................   Not Applicable
35................................   Distribution

36................................   Not Applicable
37................................   Not Applicable
38................................   Summary; Distribution
39................................   Summary; Distribution
40................................   Not Applicable
41................................   The Company, Distribution
42................................   Not Applicable
43................................   Not Applicable
44................................   Payments; Policy Value and Cash Surrender Value
45................................   Not Applicable
46................................   Policy Value and Cash Surrender Value; Federal Tax Considerations
47................................   The Company
48................................   Not Applicable
49................................   Not Applicable
50................................   The Separate Account
51................................   Cover Page; Summary; Charges and Deductions; The Policy; Policy Termination
                                     and Reinstatement; Other Policy Provisions
52................................   Addition, Deletion or Substitution of Investments
53................................   Federal Tax Considerations
54................................   Not Applicable
55................................   Not Applicable
56................................   Not Applicable
57................................   Not Applicable
58................................   Not Applicable
59................................   Not Applicable

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS C

ITEM NO. OF
FORM N-8B-2                CAPTION IN PROSPECTUS
---------------            ----------------------
1..........................Cover Page
2 .........................Cover Page
3..........................Not Applicable
4..........................Distribution
5..........................The Company, The Separate Account
6..........................The Separate Account
7 .........................Not Applicable
8..........................Not Applicable
9..........................Legal Proceedings
10.........................Summary;  Description of the Company,  The Separate  Account and the  Underlying  Funds;
                           The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11.........................Summary;   Allmerica  Investment  Trust;  Variable  Insurance  Products  Fund;  Variable
                           Insurance Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware Group
                           Premium Fund, Inc.; Investment Objectives  and Policy
12                         Summary;   Allmerica  Investment  Trust;  Variable  Insurance  Products  Fund;  Variable
                           Insurance Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware Group
                           Premium Fund, Inc.
13.........................Summary; Allmerica Investment Trust; Variable Insurance Products Fund; Variable
                           Insurance Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware Group
                           Premium Fund,  Inc.;  Investment  Advisory  Services to the Trust;  Investment  Advisory
                           Services to Variable Insurance Products Fund;  Investment  Advisory Services to Variable
                           Insurance   Products   Fund  II;   Investment   Advisory   Services  to  T.  Rowe  Price
                           International  Series,  Inc.;  Investment  Advisory  Services to Delaware  Group Premium
                           Fund, Inc.; Charges and Deductions
14.........................Summary; Applying for a Policy
15 ........................Summary; Applying for a Policy; Premium Payments; Allocation of Net Premiums
16.........................The Separate Account;  Allmerica  Investment Trust;  Variable  Insurance  Products Fund;
                           Variable  Insurance  Products  Fund  II;  T.  Rowe  Price  International  Series,  Inc.;
                           Delaware Group Premium Fund, Inc.; Premium Payments; Allocation of Net Premiums
17                         Summary;  Policy  Surrender;   Partial  Withdrawal;   Charges  and  Deductions;   Policy
                           Termination and Reinstatement
18.........................The Separate Account;  Allmerica  Investment Trust;  Variable  Insurance  Products Fund;
                           Variable  Insurance  Products  Fund  II;  T.  Rowe  Price  International  Series,  Inc.;
                           Delaware Group Premium Fund, Inc.;  Premium Payments
19.........................Reports; Voting Rights
20.........................Not Applicable
21.........................Summary; Policy Loans; Other Policy Provisions
22.........................Other Policy Provisions
23.........................Not Required
24 ........................Other Policy Provisions
25.........................The Company
26.........................Not Applicable
27 ........................The Company
28.........................Directors and Principal Officers of the Company
29.........................The Company

30.........................Not Applicable
31.........................Not Applicable
32.........................Not Applicable
33.........................Not Applicable
34.........................Not Applicable
35.........................Distribution
36.........................Not Applicable
37.........................Not Applicable
38.........................Summary; Distribution
39.........................Summary; Distribution
40.........................Not Applicable
41.........................The Company, Distribution
42.........................Not Applicable
43.........................Not Applicable
44.........................Premium Payments; Policy Value and Cash Surrender Value
45.........................Not Applicable
46.........................Policy Value and Cash Surrender Value;  Federal Tax Considerations
47.........................The Company
48.........................Not Applicable
49.........................Not Applicable
50.........................The Separate Account
51.........................Cover  Page;  Summary;  Charges  and  Deductions;  The Policy;  Policy  Termination  and
                           Reinstatement; Other Policy Provisions
52.........................Addition, Deletion or Substitution of Investment
53.........................Federal Tax Considerations
54.........................Not Applicable
55.........................Not Applicable
56.........................Not Applicable
57.........................Not Applicable
58.........................Not Applicable
59.........................Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     Worcester, Massachusetts
                   Individual Flexible Payment Variable Life Insurance Policies

    Please read this      This Prospectus provides important information about an
  Prospectus carefully    individual flexible payment variable life insurance policy
  before investing and    issued by Allmerica Financial Life Insurance and Annuity
   keep it for future     Company. The policies are funded through the Separate
       reference.         Account IMO, a separate investment account of the Company
 Variable Life Policies   that is referred to as the Variable Account.
involve risks including   The Separate Account is subdivided into Sub-Accounts. Each
    possible loss of      Sub-Account invests exclusively in shares of one of the
       principal.         following Funds of Allmerica Investment Trust, Variable
                          Insurance Products Fund, and T. Rowe Price International
                          Series, Inc.

                          Allmerica Investment Trust        Variable Insurance Products Fund
                          --------------------------        --------------------------------
This Prospectus Must be   Select Aggressive Growth Fund     Fidelity VIP Equity-Income Portfolio
     Accompanied by       Select Capital Appreciation Fund  Fidelity VIP Growth Portfolio
  Prospectuses of the     Select Value Opportunity Fund     Fidelity VIP High Income Portfolio
         Funds.           Select Emerging Markets Fund
                          Select International Equity Fund  T. Rowe Price International Series, Inc.
                          Select Growth Fund                -----------------------------------
                          Select Strategic Growth Fund      T. Rowe Price International Stock Portfolio
                          Equity Index Fund
                          Select Growth and Income Fund
                          Investment Grade Income Fund
                          Money Market Fund

 This Life Policy is      Policy owners may, within limits, choose the amount of
       NOT:               initial payment and vary the frequency and amount of future
- a bank deposit or       payments. The Policy allows partial withdrawals and full
  obligation;             surrender of the Policy's surrender value, within limits.
- federally insured;      The Policies are not suitable for short-term investment
- endorsed by any         because of the substantial nature of the surrender charge.
  bank or                 This Prospectus can also be obtained from the Securities and
  governmental            Exchange Commission's website (http://www.sec.gov).
  agency.                 It may not be advantageous to replace existing insurance
                          with the policy.
                          The Securities and Exchange Commission has not approved or disapproved these securities or determined that the
                          information is truthful or complete. Any representation to the contrary is a criminal offense.

                          Correspondence may be mailed to     Dated December 10, 1999
                          Allmerica Life                      Worcester, Massachusetts 01653
                          P.O. Box 8179                       (508) 855-1000
                          Boston, MA 02266-8179

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND EXPENSES................................       7
SUMMARY OF POLICY FEATURES..................................      10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      16
INVESTMENT OBJECTIVES AND POLICIES..........................      17
INVESTMENT ADVISORY SERVICES................................      19
THE POLICY..................................................      21
  Applying for a Policy.....................................      21
  Free-Look Period..........................................      22
  Conversion Privilege......................................      22
  Payments..................................................      23
  Allocation of Net Payments................................      23
  Transfer Privilege........................................      24
  Death Benefit.............................................      25
  Election of Death Benefit Options.........................      26
  Changing Between Death Benefit Option 1 and Death Benefit
    Option 2................................................      29
  Guaranteed Death Benefit Rider............................      29
  Change in Face Amount.....................................      30
  Policy Value..............................................      31
  Payment Options...........................................      33
  Optional Insurance Benefits...............................      33
  Surrender.................................................      33
  Partial Withdrawal........................................      33
CHARGES AND DEDUCTIONS......................................      34
  Deductions from Payments..................................      34
  Monthly Charges (The Monthly Deduction)...................      34
  Computing Insurance Protection Charges....................      35
  Fund Expenses.............................................      37
  Surrender Charge..........................................      38
  Partial Withdrawal Costs..................................      39
  Transfer Charges..........................................      39
  Other Administrative Charges..............................      39
POLICY LOANS................................................      40
  Preferred Loan Option.....................................      40
  Repayment of Outstanding Loan.............................      40
  Effect of Policy Loans....................................      41
POLICY TERMINATION AND REINSTATEMENT........................      41
  Termination...............................................      41
  Reinstatement.............................................      41
OTHER POLICY PROVISIONS.....................................      42
  Policy Owner..............................................      42
  Beneficiary...............................................      42
  Assignment................................................      42
  Limit on Right to Challenge Policy........................      43
  Suicide...................................................      43
  Misstatement of Age or Sex................................      43
  Delay of Payments.........................................      43
FEDERAL TAX CONSIDERATIONS..................................      43
  The Company and the Variable Account......................      44
  Taxation of the Policies..................................      44
  Policy Loans..............................................      44

  Modified Endowment Policies...............................      45
VOTING RIGHTS...............................................      45
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      46
DISTRIBUTION................................................      47
REPORTS.....................................................      48
LEGAL PROCEEDINGS...........................................      48
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      48
FURTHER INFORMATION.........................................      49
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      49
  General Description.......................................      49
  Fixed Account Interest....................................      49
  Surrenders, Partial Withdrawals and Transfers.............      50
INDEPENDENT ACCOUNTANTS.....................................      50
YEAR 2000 DISCLOSURE........................................      50
FINANCIAL STATEMENTS........................................      51
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS
 TABLE......................................................     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
APPENDIX G -- MONTHLY EXPENSE CHARGES.......................     G-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

Age: how old the Insured is on the birthday closest to a Policy anniversary.

Beneficiary: the person or persons you name to receive the Net Death Benefit when the Insured dies.

Company: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

Date of Issue: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

Death Benefit: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Evidence of Insurability: information, including medical information, used to decide the Insured's underwriting class.

Face Amount: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

Final Payment Date: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See Net Death Benefit.

Fixed Account: a guaranteed account of the general account that guarantees principal and a fixed interest rate.

Funds (Underlying Funds): the following investment portfolios of Allmerica Investment Trust ("Trust"): Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund ("Fidelity VIP"): Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

General Account: all our assets other than those held in a separate investment account.

Guideline Minimum Death Benefit: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the product of:

    - the Policy Value times

    - a percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A, Guideline Minimum Death Benefit Factors Table.

Insurance Protection Amount: the death benefit less the Policy Value.

Loan Value: the maximum amount you may borrow under the Policy.

Minimum Monthly Payment: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

Monthly Processing Date: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

Net Death Benefit: Before the Final Payment Date, the Net Death Benefit is:

    - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, minus

    - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

After the Final Payment Date, the Net Death Benefit generally is:

    - the Policy Value minus

    - any Outstanding Loan.

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

Net Payment: your payment less a payment expense charge.

Outstanding Loan: all unpaid Policy loans plus loan interest due or accrued.

Policy Change: any change in the Face Amount, the addition or deletion of a Rider, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).

Policy Owner: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

Policy Value: the total value of your Policy. It is the sum of the:

    - Value of the units of the sub-accounts credited to your Policy plus

    - Accumulation in the Fixed Account credited to the Policy

Premium: a payment you must make to us to keep the Policy in force.

Principal Office: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

Pro-rata Allocation: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

Sub-Account: a subdivision of the Variable Account investing exclusively in the shares of a fund.

Surrender Value: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

Underwriting Class: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

Unit: a measure of your interest in a Sub-Account.

Valuation Date: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

Valuation Period: the interval between two consecutive Valuation Dates.

Variable Account: Separate Account IMO, one of our separate investment accounts.

Written Request: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND EXPENSES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:


       Premium Tax Charge -- A current premium tax deduction of 2.35% of payments represents our average expenses for state and local premium taxes,



       Deferred Acquisition Costs ("DAC Tax") Charge -- A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.



       Front-End Sales Load -- From each payment, we will deduct a charge of 3.0% of the payment to partially compensate us for Policy sales expenses.


    - We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:


       Monthly Insurance Protection Charge -- The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount. See Appendix E.



       Monthly Expense Charge -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount. See Appendix G.



       Monthly Maintenance Fee -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.



       Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.



       Monthly Rider Charges -- These charges will vary based on the Riders selected and by the sex, age, and underwriting classification of the Insured.


    - The charges below apply only if you surrender your Policy or make partial withdrawals:


       Surrender Charge -- A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.



       - The maximum surrender charge under a Policy, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.



       Partial Withdrawal Charges -- For each partial withdrawal, we deduct the following charges from Policy Value:


       - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

       - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies.

       We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

    - The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:


       Charge for Optional Guaranteed Death Benefit Rider -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.



       Transfer Charge -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.



       Other Administrative Charges -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for


       - Changing net payment allocation instructions

       - Changing the allocation of the Monthly Deduction among the various sub-accounts

       - Providing a projection of values

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998.

                                                                                           Total Fund
                                                  Management Fee     Other Expenses         Expenses
                                                    (after any         (after any      (after any waivers/
Underlying Fund                                 voluntary waivers)   reimbursements)     reimbursements)
---------------                                 ------------------   ---------------   -------------------
Select Emerging Markets Fund (@)..............       1.00%*                1.19%          2.19%(1)(2)*
Select International Equity Fund..............       0.90%                 0.12%          1.02%(1)(2)
T. Rowe Price International Stock Portfolio...       1.05%                 0.00%          1.05%
Select Aggressive Growth Fund.................       0.82%***              0.07%          0.89%(1)(2)***
Select Capital Appreciation Fund..............       0.94%***              0.10%          1.04%(1)(2)***
Select Value Opportunity Fund.................       0.90%(1)*             0.08%          0.98%(1)(2)*
Select Growth Fund............................       0.81%**               0.05%          0.86%(1)(2)**
Select Strategic Growth Fund (@)..............       0.39%*                0.81%          1.20%(1)(2)*
Equity Index Fund.............................       0.29%                 0.07%          0.36%(1)
Fidelity VIP Growth Portfolio.................       0.59%                 0.09%          0.68%(3)
Select Growth and Income Fund.................       0.68%                 0.05%          0.73%(1)(2)
Investment Grade Income Fund..................       0.43%                 0.09%          0.52%(1)
Fidelity VIP Equity-Income Portfolio..........       0.49%                 0.09%          0.58%(3)
Fidelity VIP High Income Portfolio............       0.58%                 0.12%          0.70%
Money Market Fund.............................       0.26%                 0.06%          0.32%(1)

(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.

* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively for the Select Strategic Growth Fund.

** Effective June 1, 1998, the management fee for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.

*** Effective September 1, 1999, the management fee rates for the Select
    Aggressive growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expenses shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1998.

(1)  Until further notice, Allmerica Financial Investment Management
      Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Investment Grade Income Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.

    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. After application of the rebate, the total annual fund operating expense ratios were 2.19% for Select Emerging Market Fund, 0.86% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.85% for Select Growth Fund, 1.13% for Select Strategic Growth Fund, and 0.70% for Select Growth and Income Fund.

(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity
    Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.66% for Fidelity VIP Growth Portfolio.

    The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or
(2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Option" under THE POLICY.

The Net Death Benefit is the death benefit less any Outstanding Loan, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the GREATER of:

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc., the Fidelity Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), and
T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate you money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:

Allmerica Investment Trust
------------------------------------------

Select Aggressive Growth Fund
Select Capital Appreciation Fund
Select Value Opportunity Fund
Select Emerging Markets Fund
Select International Equity Fund
Select Growth Fund
Select Strategic Growth Fund
Equity Index Fund
Select Growth and Income Fund
Investment Grade Income Fund
Money Market Fund

Variable Insurance Products Fund
------------------------------------------

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio

T. Rowe Price International Series, Inc.
------------------------------------------

T. Rowe Price International Stock Portfolio

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT IMO, AND THE UNDERLYING FUNDS.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?


Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:

    - A non-preferred loan option is always available to you. The maximum total loan amount is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is 4.0%.

    - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is 4.0%.

We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." Policy loans may have tax consequences. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the funds

    - Adjust the death benefit by increasing or decreasing the Face Amount

    - Change your choice of death benefit options between Death Benefit Option 1 and Death Benefit Option 2

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; or

    - Outstanding Loans exceed Policy Value

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "Guaranteed Death Benefit Rider."

If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

                            ------------------------

It may not be advantageous to purchase flexible premium variable life insurance as a replacement for your current life insurance, or if you already own a flexible premium variable life insurance policy.

The purpose of the Policy is to provide insurance protection for the beneficiary. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. We are a wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-628-6267. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with fifteen sub-accounts. Each sub-account invests in a fund of the Trust, Fidelity VIP, or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.

AFIMS serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price
Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THEY CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming
International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

INVESTMENT GRADE INCOME FUND -- seeks to invest in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the latest of the:

    - Effective date of the change in the investment policy or

    - Receipt of the notice of your right to transfer.

                          INVESTMENT ADVISORY SERVICES

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund; however, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under the SUMMARY OF FEES AND EXPENSES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO THE TRUST

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS, an indirectly wholly owned subsidiary of First Allmerica. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by AFIMS or the Sub-Advisers. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows:

Select Emerging Markets Fund      *                    1.35%

Select International Equity Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Over $250 million    0.85%

Select Aggressive Growth Fund     First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Capital Appreciation Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Value Opportunity Fund     First $100 million   1.00%
                                  Next $150 million    0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Growth Fund                First $250 million   0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Strategic Growth Fund      *                    0.85%

Equity Index Fund                 First $50 million    0.35%
                                  Next $200 million    0.30%
                                  Over $250 million    0.25%

Select Growth and Income Fund     First $100 million   0.75%
                                  Next $150 million    0.70%
                                  Over $250 million    0.65%

Investment Grade Income Fund      First $50 million    0.50%
                                  Next $50 million     0.45%
                                  Over $100 million    0.40%

Select Income Fund                First $50 million    0.60%
                                  Next $50 million     0.55%
                                  Over $100 million    0.45%

Money Market Fund                 First $50 million    0.35%
                                  Next $200 million    0.25%
                                  Over $250 million    0.20%

* For the Select Emerging Markets Fund and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, Variable Account and Policy owners bear.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP

For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectus of VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.

The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:

1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.

2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.

The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' annual fee rates are each made up of two components:

1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.

2. An individual fund fee rate 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                   THE POLICY

APPLYING FOR A POLICY

After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be until the fourth day after the expiration of the "Right to Examine" provision of your policy.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, however, your refund will be the greater of

    - Your entire payment or

    - The Policy Value plus deductions under the Policy for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a Rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described in THE POLICY -"Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, Policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account

    - Minimum period between transfers involving the Fixed Account

    - Maximum amounts that may be transferred from the Fixed Account

Transfers to and from the Fixed Account are currently permitted only if:

    - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value in the Fixed Account.

    - You may make only one transfer involving the Fixed Account in each policy quarter

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund of the Trust and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

Guideline Minimum Death Benefit. In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the table in Appendix A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.


The Guideline Minimum Death Benefit Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in Appendix A reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see Election of Death Benefit Options, below.


Net Death Benefit. If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

    - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, plus

    - Any other insurance on the Insured's life that is provided by Rider, minus

    - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

    - The Policy Value minus

    - Any Outstanding Loan

Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the Insured's death under Death Benefit Option 2 or

    - The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

Guideline Premium Test and Cash Value Accumulation Test -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. Applicants for a Policy should consult a qualified tax adviser in choosing between the Guideline Premium Test and the Cash Value Accumulation Test and in choosing a Death Benefit Option.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

Death Benefit Option 1 -- Level Death Benefit with Guideline Premium Test. Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

Death Benefit Option 2 -- Adjustable Death Benefit with Guideline Premium Test.Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

Death Benefit Option 3 -- Level Death Benefit with Cash Value Accumulation Test.Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

All Death Benefit Options may not be available in all states.

Illustrations

For the purposes of the following illustrations, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

Illustration of Death Benefit Option 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50)

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

Illustration of Death Benefit Option 2 -- Under Option 2, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

    - $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
      $10,000);

    - $25,000 will produce a death benefit of $125,000 (e.g., $100,000
      +$25,000);

    - $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
      $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this

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example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value times

    - The Guideline Minimum Death Benefit factor is less than

    - The Face Amount plus Policy Value, then

    - The death benefit will be the Face Amount plus Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

Illustration of Death Benefit Option 3 -- In this illustration, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

    - $50,000 will have a Death Benefit of $218,500 ($50,000 x 4.37);

    - $60,000 will produce a Death Benefit of $262,200 ($60,000 x 4.37);

    - $75,000 will produce a Death Benefit of $327,750 ($75,000 x 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1).

The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2


You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

Change from Death Benefit Option 1 to Death Benefit Option 2. If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

    - The death benefit minus

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

Change from Death Benefit Option 2 to Death Benefit Option 1. If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the greater of:

    - The new Face Amount or

    - The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death benefit Option, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS.

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT.

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER.

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an Outstanding Loan; or

    - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the later of the:

    - The monthly processing date on or next following date of receipt of your written request or

    - The date of approval of your written request, if evidence of insurability is required

Increases -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges. After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

Decreases -- You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If

- you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and

- If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the sum of:

    - Your accumulation in the Fixed Account plus

    - The value of your units in the sub-accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - Death Benefit Option

Computing Policy Value -- We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

    - Accumulations in the Fixed Account, minus

    - The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the sum of:

    - Accumulations in the Fixed Account plus

    - The sum of the products of:

       - The number of units in each sub-account times

       - The value of a unit in each sub-account on the Valuation Date

The Unit -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the quotient of:

    - That part of the net payment allocated to the sub-account divided by

    - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the product of:

    - The dollar value of the unit on the preceding Valuation Date times

    - The net investment factor

Net Investment Factor -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 plus the quotient of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, divided by

    - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The Policy Value minus

    - Any Outstanding Loan and surrender charges

We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce Death Benefit Option 1 and 3 Face Amount below $40,000. On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose certain options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

DEDUCTIONS FROM PAYMENTS

From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

    - Premium tax charge of 2.35% currently

    - Deferred Acquisition Costs ("DAC tax") charge of 1.0%

    - Front-End Sales Load charge of 3.0%

The 2.35% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.00% Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 3.0% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

    - Monthly Insurance Protection Charge -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy.

We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date.

    - Monthly Expense Charge -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. See Appendix G.

    - Monthly Administration Fee -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

    - Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. The charge will continue to be assessed after the Final Payment Date.

This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - Monthly Rider Charges -- Rider Charges will vary depending upon the riders selected, and by the sex, underwriting classification of the Insured.

COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

Death Benefit Option 1 and Death Benefit Option 3

INITIAL FACE AMOUNT. -- For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the difference between

       - the initial Face Amount and

       - the Policy Value (minus any Rider charges) at the beginning of the Policy month.

Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

Increases in Face Amount. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the difference between

    - the increase in Face Amount and

    - any Policy Value (minus any Rider charges) in excess of than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

GUIDELINE MINIMUM DEATH BENEFIT. -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the greater of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Death Benefit Option 2

INITIAL FACE AMOUNT. -- For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the initial Face Amount.

INCREASES IN FACE AMOUNT. -- For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the increase in Face Amount.

GUIDELINE MINIMUM DEATH BENEFIT. -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the product of:

- the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the Face Amount plus the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Insurance Protection Charges -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates will never exceed on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the Date of Issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

FUND EXPENSES

The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, Fidelity VIP, and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

For the purposes of calculating the surrender charge, the factors used to compute the maximum surrender charges vary with the sex (Male, Female, or Unisex), underwriting class (Smoker or Nonsmoker), and age of the Insured. The maximum surrender charge, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. Under a $100,000 Policy for this individual, the maximum surrender charge would be equal to $5,343 (53.43 x 100). If the Policy is surrendered during the first Policy year, the surrender charge would be equal to the maximum of $5,343. However, the surrender charge decreases by 1/9th each Policy year. For example, if this Policy is surrendered during the sixth Policy year, the surrender charge would be $2,375. For more information, see APPENDIX
E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in "inverse order." This means we will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the product of:

    - the decrease divided by the current Face Amount times

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in an Policy year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Policy Value minus

    - the total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal").

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in "inverse order," as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from Date of Issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the Date of Issue

    - Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any Outstanding Loan, is the loan value. The loan value is 90% of:

    - the Policy Value minus

    - any surrender charges

We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for Preferred Loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the amount needed to pay the policy value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued or

    - Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a Rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

Minimum Amount Payable -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

Surrender Charge -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

Policy Value on Reinstatement -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in Death Benefit Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar year will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's Policy Value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director                            and Assistant Secretary (since 1992) of First
                                      Allmerica

Mary Eldridge                         Secretary (since 1999) of First Allmerica; Secretary
  Secretary                           (since 1999) of Allmerica Investments, Inc.; and
                                      Secretary (since 1999) of Allmerica Financial
                                      Investment Management Services, Inc., Attorney with
                                      First Allmerica (since 1998), Employee of First
                                      Allmerica (since 1992)

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Robert E. Bruce                       Director and Chief Information Officer (since 1997)
  Director and Chief Information      and Vice President (since 1995) of First Allmerica;
  Officer                             and Corporate Manager (1979 to 1995) of Digital
                                      Equipment Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  and Vice President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

John F. Kelly                         Director (since 1996), Senior Vice President (since
  Director, Vice President and        1986), General Counsel (since 1981) and Assistant
  General Counsel                     Secretary (since 1991) of First Allmerica; Director
                                      (since 1985) of Allmerica Investments, Inc.; and
                                      Director (since 1990) of Allmerica Financial
                                      Investment Management Services, Inc.

J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company

James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica; Director (since
                                      1989) of Allmerica Investments, Inc.; and Director
                                      and Chairman of the Board (since 1990) of Allmerica
                                      Financial Investment Management Services, Inc.

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief     Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer     Allmerica; Treasurer (since 1993) of Allmerica
                                      Investments, Inc.; and Treasurer (since 1993) of
                                      Allmerica Financial Investment Management
                                      Services, Inc.

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; Director (since 1990) of
  Executive Officer                   Allmerica Investments, Inc.; and Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.

Phillip E. Soule                      Director (since 1996) and Vice President (since 1987)
  Director                            of First Allmerica

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4.00% of any excess. Commissions will be 4.00% for subsequent payments in Years 2-10, and 2% for Years 11 and over. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, Fidelity VIP and T. Rowe Price as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, Fidelity VIP and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              YEAR 2000 DISCLOSURE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company has completed the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company is engaged in formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project is being expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $61 million related to the assessment, plan development and substantial completion of the Year 2000 project, through September 30, 1999. The total remaining cost of the project is estimated between $10-15 million.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                 GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

              (Death Benefit Option 1 and Death Benefit Option 2)
                ------------------------------------------------

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                    GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                                                            Percentage of
Attained Age                                                Policy Value
------------                                                -------------
    40 and under..........................................      250%
    41....................................................      243%
    42....................................................      236%
    43....................................................      229%
    44....................................................      222%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    66....................................................      119%
    67....................................................      118%
    68....................................................      117%
    69....................................................      116%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75 - 90...............................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

TERM LIFE INSURANCE RIDER

This Rider provides an additional term insurance benefit for the primary
Insured.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment Level Death Benefit Options selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assumed that all premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998. These limitations may be terminated at any time.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

NET ANNUAL RATES OF INVESTMENT

Applying the average Fund advisory fees and operating expenses of 0.90% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.90%, 5.10% and 11.10%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.90%, 5.10% and 11.10%, respectively.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         659      75,659           0         708     75,708
          2                 2,239            0       1,313      76,313         101       1,452     76,452
          3                 3,443          774       1,956      76,956       1,047       2,229     77,229
          4                 4,707        1,578       2,591      77,591       2,030       3,043     78,043
          5                 6,034        2,373       3,218      78,218       3,051       3,895     78,895
          6                 7,428        3,161       3,836      78,836       4,112       4,787     79,787
          7                 8,891        3,934       4,441      79,441       5,209       5,716     80,716
          8                10,428        4,696       5,034      80,034       6,346       6,684     81,684
          9                12,041        5,444       5,613      80,613       7,522       7,691     82,691
         10                13,735        6,179       6,179      81,179       8,741       8,741     83,741
         11                15,514        6,902       6,902      81,902      10,017      10,017     85,017
         12                17,382        7,613       7,613      82,613      11,352      11,352     86,352
         13                19,343        8,306       8,306      83,306      12,742      12,742     87,742
         14                21,402        8,986       8,986      83,986      14,196      14,196     89,196
         15                23,564        9,649       9,649      84,649      15,712      15,712     90,712
         16                25,834       10,295      10,295      85,295      17,295      17,295     92,295
         17                28,218       10,923      10,923      85,923      18,945      18,945     93,945
         18                30,721       11,531      11,531      86,531      20,663      20,663     95,663
         19                33,349       12,117      12,117      87,117      22,452      22,452     97,452
         20                36,108       12,682      12,682      87,682      24,315      24,315     99,315
       Age 60              72,551       16,777      16,777      91,777      47,447      47,447    122,447
       Age 65              98,630       17,195      17,195      92,195      62,285      62,285    137,285
       Age 70             131,913       15,672      15,672      90,672      79,062      79,062    154,062
       Age 75             174,393       11,120      11,120      86,120      96,947      96,947    171,947

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0          757      75,757
          2                 246        1,597      76,597
          3               1,344        2,526      77,526
          4               2,541        3,554      78,554
          5               3,848        4,693      79,693
          6               5,277        5,953      80,953
          7               6,836        7,342      82,342
          8               8,539        8,877      83,877
          9              10,400       10,569      85,569
         10              12,438       12,438      87,438
         11              14,699       14,699      89,699
         12              17,205       17,205      92,205
         13              19,975       19,975      94,975
         14              23,045       23,045      98,045
         15              26,442       26,442     101,442
         16              30,204       30,204     105,204
         17              34,369       34,369     109,369
         18              38,979       38,979     113,979
         19              44,082       44,082     119,082
         20              49,731       49,731     124,731
       Age 60           153,003      153,003     228,003
       Age 65           260,449      260,449     335,449
       Age 70           439,382      439,382     514,382
       Age 75           737,450      737,450     812,450

(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         611      75,611           0         658     75,658
          2                 2,239            0       1,211      76,211           0       1,344     76,344
          3                 3,443          618       1,799      76,799         876       2,058     77,058
          4                 4,707        1,362       2,375      77,375       1,787       2,800     77,800
          5                 6,034        2,094       2,938      77,938       2,727       3,571     78,571
          6                 7,428        2,811       3,487      78,487       3,696       4,371     79,371
          7                 8,891        3,514       4,021      79,021       4,694       5,201     80,201
          8                10,428        4,201       4,539      79,539       5,721       6,059     81,059
          9                12,041        4,871       5,040      80,040       6,778       6,947     81,947
         10                13,735        5,524       5,524      80,524       7,864       7,864     82,864
         11                15,514        6,159       6,159      81,159       8,993       8,993     83,993
         12                17,382        6,774       6,774      81,774      10,163      10,163     85,163
         13                19,343        7,368       7,368      82,368      11,375      11,375     86,375
         14                21,402        7,939       7,939      82,939      12,629      12,629     87,629
         15                23,564        8,488       8,488      83,488      13,927      13,927     88,927
         16                25,834        9,011       9,011      84,011      15,268      15,268     90,268
         17                28,218        9,508       9,508      84,508      16,653      16,653     91,653
         18                30,721        9,977       9,977      84,977      18,082      18,082     93,082
         19                33,349       10,417      10,417      85,417      19,555      19,555     94,555
         20                36,108       10,826      10,826      85,826      21,072      21,072     96,072
       Age 60              72,551       12,324      12,324      87,324      38,058      38,058    113,058
       Age 65              98,630       10,123      10,123      85,123      46,620      46,620    121,620
       Age 70             131,913        4,174       4,174      79,174      52,980      52,980    127,980
       Age 75             174,393            0           0      67,074      53,558      53,558    128,558

                               Hypothetical 12%
                           Gross Investment Return
                       --------------------------------
       Policy          Surrender    Policy      Death
        Year             Value     Value (2)   Benefit
---------------------  ---------   ---------   --------
          1                   0         705     75,705
          2                 132       1,483     76,483
          3               1,157       2,339     77,339
          4               2,269       3,282     78,282
          5               3,474       4,318     79,318
          6               4,782       5,457     80,457
          7               6,203       6,710     81,710
          8               7,747       8,085     83,085
          9               9,426       9,595     84,595
         10              11,252      11,252     86,252
         11              13,269      13,269     88,269
         12              15,490      15,490     90,490
         13              17,937      17,937     92,937
         14              20,631      20,631     95,631
         15              23,599      23,599     98,599
         16              26,868      26,868    101,868
         17              30,468      30,468    105,468
         18              34,434      34,434    109,434
         19              38,804      38,804    113,804
         20              43,618      43,618    118,618
       Age 60           128,505     128,505    203,505
       Age 65           213,114     213,114    288,114
       Age 70           349,274     349,274    424,274
       Age 75           568,093     568,093    643,093

(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       4,234     250,000           0       4,529    250,000
          2                12,977        1,789       8,347     250,000       2,646       9,203    250,000
          3                19,957        6,605      12,343     250,000       8,296      14,034    250,000
          4                27,285       11,321      16,240     250,000      14,127      19,045    250,000
          5                34,980       15,952      20,051     250,000      20,160      24,259    250,000
          6                43,059       20,503      23,782     250,000      26,412      29,691    250,000
          7                51,543       24,981      27,440     250,000      32,900      35,360    250,000
          8                60,450       29,383      31,022     250,000      39,633      41,273    250,000
          9                69,803       33,703      34,523     250,000      46,617      47,437    250,000
         10                79,624       37,936      37,936     250,000      53,861      53,861    250,000
         11                89,935       42,391      42,391     250,000      61,771      61,771    250,000
         12               100,763       46,732      46,732     250,000      70,027      70,027    250,000
         13               112,131       50,939      50,939     250,000      78,635      78,635    250,000
         14               124,068       55,008      55,008     250,000      87,615      87,615    250,000
         15               136,602       58,937      58,937     250,000      96,993      96,993    250,000
         16               149,763       62,704      62,704     250,000     106,781     106,781    250,000
         17               163,581       66,347      66,347     250,000     117,044     117,044    250,000
         18               178,091       69,861      69,861     250,000     127,813     127,813    250,000
         19               193,326       73,241      73,241     250,000     139,129     139,129    250,000
         20               209,322       76,496      76,496     250,000     151,041     151,041    250,000
       Age 60             136,602       58,937      58,937     250,000      96,993      96,993    250,000
       Age 65             209,322       76,496      76,496     250,000     151,041     151,041    250,000
       Age 70             302,134       90,033      90,033     250,000     221,195     221,195    256,586
       Age 75             420,588       97,859      97,859     250,000     312,061     312,061    333,905

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0       4,825      250,000
          2               3,540      10,097      250,000
          3              10,132      15,870      250,000
          4              17,297      22,215      250,000
          5              25,112      29,211      250,000
          6              33,654      36,933      250,000
          7              43,010      45,469      250,000
          8              53,269      54,909      250,000
          9              64,527      65,346      250,000
         10              76,891      76,891      250,000
         11              90,983      90,983      250,000
         12             106,617     106,617      250,000
         13             123,967     123,967      250,000
         14             143,244     143,244      250,000
         15             164,693     164,693      250,000
         16             188,585     188,585      250,000
         17             215,178     215,178      275,428
         18             244,644     244,644      308,251
         19             277,295     277,295      343,846
         20             313,485     313,485      382,452
       Age 60           164,693     164,693      250,000
       Age 65           313,485     313,485      382,452
       Age 70           561,821     561,821      651,712
       Age 75           976,977     976,977    1,045,365

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,651     250,000           0       3,928    250,000
          2                12,977          637       7,195     250,000       1,422       7,980    250,000
          3                19,957        4,891      10,629     250,000       6,420      12,158    250,000
          4                27,285        9,033      13,952     250,000      11,549      16,467    250,000
          5                34,980       13,059      17,158     250,000      16,808      20,907    250,000
          6                43,059       16,967      20,246     250,000      22,203      25,482    250,000
          7                51,543       20,744      23,203     250,000      27,728      30,187    250,000
          8                60,450       24,379      26,019     250,000      33,378      35,017    250,000
          9                69,803       27,863      28,683     250,000      39,151      39,971    250,000
         10                79,624       31,181      31,181     250,000      45,041      45,041    250,000
         11                89,935       34,626      34,626     250,000      51,426      51,426    250,000
         12               100,763       37,884      37,884     250,000      58,009      58,009    250,000
         13               112,131       40,952      40,952     250,000      64,801      64,801    250,000
         14               124,068       43,821      43,821     250,000      71,814      71,814    250,000
         15               136,602       46,471      46,471     250,000      79,054      79,054    250,000
         16               149,763       48,884      48,884     250,000      86,528      86,528    250,000
         17               163,581       51,039      51,039     250,000      94,248      94,248    250,000
         18               178,091       52,906      52,906     250,000     102,222     102,222    250,000
         19               193,326       54,448      54,448     250,000     110,459     110,459    250,000
         20               209,322       55,624      55,624     250,000     118,976     118,976    250,000
       Age 60             136,602       46,471      46,471     250,000      79,054      79,054    250,000
       Age 65             209,322       55,624      55,624     250,000     118,976     118,976    250,000
       Age 70             302,134       54,693      54,693     250,000     167,091     167,091    250,000
       Age 75             420,588       35,174      35,174     250,000     231,250     231,250    250,000

                               Hypothetical 12%
                           Gross Investment Return
                       --------------------------------
       Policy          Surrender    Policy      Death
        Year             Value     Value (2)   Benefit
---------------------  ---------   ---------   --------
          1                   0       4,206    250,000
          2               2,243       8,801    250,000
          3               8,085      13,823    250,000
          4              14,401      19,319    250,000
          5              21,235      25,333    250,000
          6              28,645      31,924    250,000
          7              36,684      39,143    250,000
          8              45,413      47,052    250,000
          9              54,904      55,724    250,000
         10              65,237      65,237    250,000
         11              76,979      76,979    250,000
         12              89,950      89,950    250,000
         13             104,307     104,307    250,000
         14             120,232     120,232    250,000
         15             137,929     137,929    250,000
         16             157,638     157,638    250,000
         17             179,644     179,644    250,000
         18             204,268     204,268    257,378
         19             231,529     231,529    287,096
         20             261,588     261,588    319,138
       Age 60           137,929     137,929    250,000
       Age 65           261,588     261,588    319,138
       Age 70           464,326     464,326    538,619
       Age 75           795,155     795,155    850,815

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(1) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                     Hypothetical 6%
                         Paid Plus         Gross Investment Return             Gross Investment Return
                          Interest     --------------------------------   ---------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy       Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)    Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   ---------
          1                 6,330             0       4,234    250,000           0       4,529      250,000
          2                12,977         1,789       8,347    250,000       2,646       9,203      250,000
          3                19,957         6,605      12,343    250,000       8,296      14,034      250,000
          4                27,285        11,321      16,240    250,000      14,127      19,045      250,000
          5                34,980        15,952      20,051    250,000      20,160      24,259      250,000
          6                43,059        20,503      23,782    250,000      26,412      29,691      250,000
          7                51,543        24,981      27,440    250,000      32,900      35,360      250,000
          8                60,450        29,383      31,022    250,000      39,633      41,273      250,000
          9                69,803        33,703      34,523    250,000      46,617      47,437      250,000
         10                79,624        37,936      37,936    250,000      53,861      53,861      250,000
         11                89,935        42,391      42,391    250,000      61,771      61,771      250,000
         12               100,763        46,732      46,732    250,000      70,027      70,027      250,000
         13               112,131        50,939      50,939    250,000      78,635      78,635      250,000
         14               124,068        55,008      55,008    250,000      87,615      87,615      250,000
         15               136,602        58,937      58,937    250,000      96,993      96,993      250,000
         16               149,763        62,704      62,704    250,000     106,781     106,781      250,000
         17               163,581        66,347      66,347    250,000     117,044     117,044      250,000
         18               178,091        69,861      69,861    250,000     127,813     127,813      250,000
         19               193,326        73,241      73,241    250,000     139,129     139,129      250,000
         20               209,322        76,496      76,496    250,000     150,971     150,971      263,404
       Age 60             136,602        58,937      58,937    250,000      96,993      96,993      250,000
       Age 65             209,322        76,496      76,496    250,000     150,971     150,971      263,404
       Age 70             302,134        90,033      90,033    250,000     217,424     217,424      336,361
       Age 75             420,588        97,859      97,859    250,000     297,334     297,334      414,425

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,825     250,000
          2               3,540       10,097     250,000
          3              10,132       15,870     250,000
          4              17,297       22,215     250,000
          5              25,112       29,211     250,000
          6              33,654       36,933     250,000
          7              43,010       45,469     250,000
          8              53,269       54,909     250,000
          9              64,527       65,346     250,000
         10              76,891       76,891     250,000
         11              90,983       90,983     250,000
         12             106,617      106,617     250,000
         13             123,956      123,956     262,153
         14             143,084      143,084
         15             164,157      164,157     327,837
         16             187,347      187,347     363,816
         17             212,901      212,901     402,207
         18             241,053      241,053     443,231
         19             272,060      272,060     487,148
         20             306,224      306,224     534,280
       Age 60           164,157      164,157
       Age 65           306,224      306,224     534,280
       Age 70           535,326      535,326     828,164
       Age 75           901,764      901,764   1,256,882

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                         Premiums         Gross Investment Return            Gross Investment Return
                         Paid Plus            Hypothetical 6%                    Hypothetical 12%
                         Interest     --------------------------------   --------------------------------
       Policy            At 5%Per     Surrender    Policy      Death     Surrender    Policy      Death
        Year             Year (1)       Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   -----------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,651    250,000           0       3,928    250,000
          2                12,977          637       7,195    250,000       1,422       7,980    250,000
          3                19,957        4,891      10,629    250,000       6,420      12,158    250,000
          4                27,285        9,033      13,952    250,000      11,549      16,467    250,000
          5                34,980       13,059      17,158    250,000      16,808      20,907    250,000
          6                43,059       16,967      20,246    250,000      22,203      25,482    250,000
          7                51,543       20,744      23,203    250,000      27,728      30,187    250,000
          8                60,450       24,379      26,019    250,000      33,378      35,017    250,000
          9                69,803       27,863      28,683    250,000      39,151      39,971    250,000
         10                79,624       31,181      31,181    250,000      45,041      45,041    250,000
         11                89,935       34,626      34,626    250,000      51,426      51,426    250,000
         12               100,763       37,884      37,884    250,000      58,009      58,009    250,000
         13               112,131       40,952      40,952    250,000      64,801      64,801    250,000
         14               124,068       43,821      43,821    250,000      71,814      71,814    250,000
         15               136,602       46,471      46,471    250,000      79,054      79,054    250,000
         16               149,763       48,884      48,884    250,000      86,528      86,528    250,000
         17               163,581       51,039      51,039    250,000      94,248      94,248    250,000
         18               178,091       52,906      52,906    250,000     102,222     102,222    250,000
         19               193,326       54,448      54,448    250,000     110,459     110,459    250,000
         20               209,322       55,624      55,624    250,000     118,976     118,976    250,000
       Age 60             136,602       46,471      46,471    250,000      79,054      79,054    250,000
       Age 65             209,322       55,624      55,624    250,000     118,976     118,976    250,000
       Age 70             302,134       54,693      54,693    250,000     166,952     166,952    258,279
       Age 75             420,588       35,174      35,174    250,000     221,380     221,380    308,560

                            Gross Investment Return
                                Hypothetical 0%
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,206     250,000
          2               2,243        8,801     250,000
          3               8,085       13,823     250,000
          4              14,401       19,319     250,000
          5              21,235       25,333     250,000
          6              28,645       31,924     250,000
          7              36,684       39,143     250,000
          8              45,413       47,052     250,000
          9              54,904       55,724     250,000
         10              65,237       65,237     250,000
         11              76,979       76,979     250,000
         12              89,950       89,950     250,000
         13             104,307      104,307     250,000
         14             120,232      120,232     250,000
         15             137,784      137,784     275,168
         16             156,933      156,933     304,754
         17             177,809      177,809     335,911
         18             200,541      200,541     368,742
         19             225,266      225,266     403,359
         20             252,124      252,124     439,890
       Age 60           137,784      137,784     275,168
       Age 65           252,124      252,124     439,890
       Age 70           424,474      424,474     656,673
       Age 75           678,183      678,183     945,253

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy Face amount or increase in Face Amount.

A limitation on Surrender Charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

The Factors used to compute the maximum surrender charges vary with the issue age, sex (Male, Female, or Unisex) and underwriting class (Smoker or Nonsmoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

    0          N/A     14.39        N/A     13.49        N/A     14.19
    1          N/A     14.36        N/A     13.48        N/A     14.16
    2          N/A     14.50        N/A     13.59        N/A     14.29
    3          N/A     14.65        N/A     13.71        N/A     14.44
    4          N/A     14.83        N/A     13.83        N/A     14.60
    5          N/A     15.01        N/A     13.95        N/A     14.77
    6          N/A     15.21        N/A     14.10        N/A     14.95
    7          N/A     15.41        N/A     14.25        N/A     15.15
    8          N/A     15.64        N/A     14.42        N/A     15.36
    9          N/A     15.87        N/A     14.59        N/A     15.58
   10          N/A     16.12        N/A     14.80        N/A     15.82
   11          N/A     16.38        N/A     14.99        N/A     16.07
   12          N/A     16.65        N/A     15.19        N/A     16.33
   13          N/A     16.93        N/A     15.41        N/A     16.60
   14          N/A     17.20        N/A     15.62        N/A     16.86
   15          N/A     17.49        N/A     15.85        N/A     17.14
   16          N/A     17.79        N/A     16.07        N/A     17.41
   17          N/A     18.06        N/A     16.31        N/A     17.70
   18        16.54     18.36      15.53     16.55      16.33     17.99
   19        16.75     18.67      15.74     16.81      16.55     18.29
   20        16.97     18.99      15.96     17.07      16.77     18.60
   21        17.21     19.34      16.19     17.35      17.00     18.93
   22        17.45     19.71      16.43     17.65      17.25     19.29
   23        17.74     20.10      16.69     17.96      17.53     19.67
   24        18.04     20.52      16.96     18.28      17.82     20.06
   25        18.36     20.94      17.30     18.63      18.14     20.47
   26        18.70     21.40      17.60     18.98      18.47     20.90
   27        19.05     21.87      17.91     19.35      18.82     21.35
   28        19.43     22.37      18.24     19.75      19.19     21.83
   29        19.84     22.92      18.59     20.17      19.58     22.35
   30        20.26     23.49      18.95     20.61      20.00      22.90

Age at
issue or    Male       Male     Female      Female   Unisex      Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

   31        20.71     24.10      19.34     21.07      20.43     23.47
   32        21.19     24.75      19.74     21.57      20.89     24.09
   33        21.69     25.42      20.16     22.08      21.37     24.72
   34        22.21     26.13      20.60     22.60      21.88     25.39
   35        22.77     26.87      21.06     23.15      22.42     26.09
   36        23.29     27.55      21.48     23.65      22.92     26.73
   37        23.83     28.28      21.93     24.17      23.44     27.41
   38        24.40     29.03      22.40     24.73      23.99     28.12
   39        25.01     29.83      22.89     25.32      24.57     28.87
   40        25.66     30.67      23.41     25.93      25.19     29.66
   41        26.34     31.56      23.96     26.57      25.85     30.49
   42        27.07     32.50      24.54     27.24      26.54     31.37
   43        27.83     33.48      25.15     27.92      27.28     32.29
   44        28.65     34.53      25.79     28.63      28.05     33.25
   45        29.51     35.62      26.47     29.38      28.88     34.27
   46        30.41     36.79      27.18     30.16      29.73     35.34
   47        31.36     37.99      27.92     30.99      30.64     36.46
   48        32.35     39.22      28.71     31.85      31.58     37.60
   49        33.39     40.50      29.54     32.75      32.58     38.78
   50        34.48     41.83      30.41     33.70      33.62     40.01
   51        35.65     43.21      31.35     34.72      34.74     41.30
   52        36.90     44.65      32.34     35.79      35.93     42.64
   53        38.22     46.24      33.39     36.94      37.19     44.11
   54        39.63     47.92      34.50     38.14      38.53     45.67
   55        41.12     49.69      35.69     39.42      39.95     47.30
   56        42.59     51.44      36.88     40.72      41.35     48.92
   57        44.14     53.27      38.15     42.11      42.83     50.62
   58        45.76     53.32      39.51     43.62      44.39     52.38
   59        47.46     52.99      40.94     45.21      46.02     53.32
   60        49.24     52.66      42.45     46.88      47.73     53.00
   61        51.06     52.46      44.02     48.60      49.48     52.79
   62        52.98     52.25      45.67     50.43      51.33     52.56
   63        52.83     52.05      47.43     52.30      53.09     52.35
   64        52.48     51.85      49.30     53.06      52.76     52.14
   65        52.13     51.65      51.29     52.75      52.42     51.91
   66        52.02     51.55      53.43     52.69      52.32     51.83
   67        51.91     51.45      53.35     52.61      52.21     51.74
   68        51.80     51.36      53.25     52.53      52.10     51.65
   69        51.68     51.25      53.15     52.45      51.99     51.56
   70        51.56     51.15      53.04     52.36      51.87     51.46
   71        51.42     51.04      52.90     52.21      51.74     51.35
   72        51.28     50.92      52.76     52.07      51.60     51.23
   73        51.14     50.80      52.62     51.94      51.46     51.11
   74        50.99     50.68      52.46     51.80      51.31     50.99
   75        50.84     50.57      52.30     51.65      51.16     50.87
   76        50.68     50.43      52.14     51.50      51.01     50.74
   77        50.52     50.28      51.96     51.35      50.84     50.59
   78        50.36     50.14      51.79     51.19      50.68     50.44
   79        50.20     49.99      51.60     51.04      50.51      50.29

Age at
issue or    Male       Male     Female      Female   Unisex      Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

   80        50.03     49.83      51.42     50.89      50.35     50.14
   81        49.88     49.70      51.22     50.73      50.18     50.00
   82        49.72     49.57      51.03     50.58      50.02     49.85
   83        49.56     49.42      50.83     50.42      49.85     49.70
   84        49.41     49.28      50.63     50.22      49.68     49.54
   85        49.24     49.13      50.42     50.01      49.51     49.36

                                    EXAMPLES

For the purpose of these examples, assume that a male, age 35, non-smoker purchases a $100,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $2,279.00 (22.79 x 100).

Example 1:

Assume the Policy Owner surrenders the Policy in the 10th Policy month. The surrender charge is $2,279.00.

Example 2:

Assume the Policy Owner surrenders the Policy in the 61st policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $1,012.79

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, Monthly Insurance Protection charges and surrender charges. We take a representative Policy owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                        10 Years
                                                   One-Year                             or Life
                                                    Total                5           of Sub-Account
Underlying Fund                                     Return             Years           (if less)
----------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                         N/A                N/A                 -100.00%
Select International Equity Fund                       -100.00%         N/A                  -16.31%
T. Rowe Price International Stock Portfolio            -100.00%         N/A                  -18.84%
Select Aggressive Growth Fund                          -100.00%            -8.94%              2.22%
Select Capital Appreciation Fund                       -100.00%         N/A                  -20.06%
Select Value Opportunity Fund                          -100.00%           -11.38%             -5.13%
Select Growth Fund                                     -100.00%            -0.08%              3.45%
Select Strategic Growth Fund                         N/A                N/A                 -100.00%
Equity Index Fund                                      -100.00%            -0.58%             11.11%
Fidelity VIP Growth Portfolio                          -100.00%             1.40%             10.10%
Select Growth and Income Fund                          -100.00%            -5.38%             -0.78%
Fidelity VIP Equity-Income Portfolio                   -100.00%            -4.20%              7.08%
Fidelity VIP High Income Portfolio                     -100.00%           -55.16%              2.17%
Select Income Fund                                     -100.00%           -60.53%            -11.66%
Investment Grade Income Fund                           -100.00%           -58.73%              0.09%
Money Market Fund                                      -100.00%           -62.22%             -3.84%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market and Investment Grade Income; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/28/90 for the Equity Index; 8/21/92 for Select Income, Select Growth and Income, Select Growth, and Select Aggressive Growth; 4/30/93 for Select Value Opportunity; 3/31/94 for T. Rowe Price International Stock; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. The data does NOT reflect monthly charges under the Policy or surrender charges. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                  10 Years
                                                      One-Year                     or Life
                                                       Total           5       of Sub-Account
Underlying Fund                                        Return        Years        (if less)
----------------------------------------------------------------------------------------------
Select Emerging Markets Fund                            N/A           N/A              -21.46%
Select International Equity Fund                           16.48%     N/A               12.26%
T. Rowe Price International Stock Portfolio                15.86%     N/A                9.66%
Select Aggressive Growth Fund                              10.56%    14.99%             18.11%
Select Capital Appreciation Fund                           13.88%     N/A               20.37%
Select Value Opportunity Fund                               4.87%    13.09%             14.71%
Select Growth Fund                                         35.44%    22.15%             19.18%
Select Strategic Growth Fund                            N/A           N/A               -2.47%
Equity Index Fund                                          39.49%    21.74%             19.41%
Fidelity VIP Growth Portfolio                              28.33%    23.39%             20.69%
Select Growth and Income Fund                              16.43%    17.82%             15.53%
Fidelity VIP Equity-Income Portfolio                       11.63%    18.77%             15.62%
Fidelity VIP High Income Portfolio                         -4.33%     8.80%             11.08%
Select Income Fund                                          6.83%     6.05%              6.56%
Investment Grade Income Fund                                7.97%     6.95%              9.17%
Money Market Fund                                           5.51%     5.22%              5.62%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market and Investment Grade Income; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/28/90 for the Equity Index; 8/21/92 for Select Income, Select Growth and Income, Select Growth, and Select Aggressive Growth; 4/30/93 for Select Value Opportunity; 3/31/94 for T. Rowe Price International Stock; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   APPENDIX G
                            MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The Factors used to compute the monthly expense charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
    0          N/A      0.11        N/A      0.08        N/A      0.10
    1          N/A      0.11        N/A      0.08        N/A      0.11
    2          N/A      0.12        N/A      0.08        N/A      0.11
    3          N/A      0.12        N/A      0.08        N/A      0.11
    4          N/A      0.12        N/A      0.09        N/A      0.11
    5          N/A      0.12        N/A      0.09        N/A      0.12
    6          N/A      0.13        N/A      0.09        N/A      0.12
    7          N/A      0.13        N/A      0.09        N/A      0.12
    8          N/A      0.13        N/A      0.09        N/A      0.12
    9          N/A      0.14        N/A      0.10        N/A      0.13
   10          N/A      0.14        N/A      0.10        N/A      0.13
   11          N/A      0.14        N/A      0.10        N/A      0.13
   12          N/A      0.14        N/A      0.11        N/A      0.14
   13          N/A      0.15        N/A      0.11        N/A      0.14
   14          N/A      0.15        N/A      0.11        N/A      0.14
   15          N/A      0.15        N/A      0.11        N/A      0.15
   16          N/A      0.16        N/A      0.12        N/A      0.15
   17          N/A      0.16        N/A      0.12        N/A      0.15
   18         0.12      0.16       0.11      0.12       0.12      0.16
   19         0.13      0.17       0.11      0.13       0.12      0.16
   20         0.13      0.17       0.12      0.13       0.13      0.16
   21         0.13      0.17       0.12      0.13       0.13      0.17
   22         0.14      0.18       0.12      0.14       0.13      0.17
   23         0.14      0.18       0.12      0.14       0.14      0.17
   24         0.15      0.19       0.13      0.15       0.14      0.18
   25         0.15      0.19       0.13      0.15       0.15      0.18
   26         0.15      0.19       0.13      0.15       0.15      0.19
   27         0.16      0.20       0.14      0.16       0.15      0.19
   28         0.16      0.20       0.14      0.16       0.16      0.19
   29         0.17      0.21       0.14      0.17       0.16      0.20
   30         0.17      0.21       0.15      0.17       0.17      0.20
   31         0.17      0.21       0.15      0.17       0.17      0.21
   32         0.18      0.22       0.15      0.18       0.17      0.21
   33         0.18      0.22       0.15      0.18       0.18      0.21
   34         0.19      0.23       0.16      0.19       0.18      0.22
   35         0.19      0.23       0.16      0.19       0.18      0.22
   36         0.21      0.25       0.17      0.21       0.20      0.24
   37         0.22      0.27       0.19      0.22       0.21      0.26
   38         0.24      0.29       0.20      0.24       0.23      0.28
   39         0.25      0.31       0.21      0.25       0.24      0.29
   40         0.27      0.33       0.23      0.27       0.26      0.31
   41         0.28      0.34       0.24      0.28       0.27      0.33
   42         0.30      0.36       0.25      0.30       0.29      0.35
   43         0.31      0.38       0.26      0.31       0.30      0.37

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   44         0.33      0.40       0.28      0.33       0.32      0.39
   45         0.34      0.42       0.29      0.34       0.33      0.40
   46         0.36      0.44       0.30      0.36       0.35      0.42
   47         0.38      0.46       0.32      0.37       0.36      0.44
   48         0.39      0.48       0.33      0.39       0.38      0.46
   49         0.41      0.50       0.35      0.40       0.40      0.48
   50         0.43      0.52       0.36      0.42       0.42      0.50
   51         0.44      0.54       0.37      0.43       0.43      0.52
   52         0.46      0.56       0.38      0.45       0.44      0.53
   53         0.47      0.57       0.40      0.46       0.46      0.55
   54         0.49      0.59       0.41      0.48       0.47      0.57
   55         0.50      0.61       0.42      0.49       0.48      0.59
   56         0.53      0.65       0.45      0.52       0.51      0.62
   57         0.56      0.69       0.47      0.55       0.55      0.66
   58         0.60      0.72       0.50      0.58       0.58      0.70
   59         0.63      0.76       0.52      0.61       0.61      0.73
   60         0.66      0.80       0.55      0.64       0.64      0.77
   61         0.70      0.82       0.58      0.67       0.68      0.79
   62         0.74      0.83       0.61      0.71       0.71      0.81
   63         0.78      0.85       0.64      0.74       0.75      0.83
   64         0.82      0.86       0.67      0.78       0.79      0.85
   65         0.86      0.88       0.70      0.81       0.83      0.87
   66         0.86      0.88       0.70      0.80       0.83      0.86
   67         0.86      0.87       0.69      0.80       0.82      0.86
   68         0.85      0.87       0.69      0.79       0.82      0.85
   69         0.85      0.86       0.68      0.79       0.82      0.85
   70         0.85      0.86       0.68      0.78       0.82      0.84
   71         0.85      0.86       0.68      0.78       0.82      0.84
   72         0.85      0.86       0.68      0.78       0.82      0.84
   73         0.85      0.86       0.68      0.78       0.82      0.84
   74         0.85      0.86       0.68      0.78       0.82      0.84
   75         0.85      0.86       0.68      0.78       0.82      0.84
   76         0.85      0.86       0.68      0.78       0.82      0.84
   77         0.85      0.86       0.68      0.78       0.82      0.84
   78         0.85      0.86       0.68      0.78       0.82      0.84
   79         0.85      0.86       0.68      0.78       0.82      0.84
   80         0.85      0.86       0.68      0.78       0.82      0.84
   81         0.85      0.86       0.68      0.78       0.82      0.84
   82         0.85      0.86       0.68      0.78       0.82      0.84
   83         0.85      0.86       0.68      0.78       0.82      0.84
   84         0.85      0.86       0.68      0.78       0.82      0.84
   85         0.85      0.86       0.68      0.78       0.82      0.84

                                    EXAMPLES

For a male, age 35, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $19 ($0.19 x 100)

For a male, age 50, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $43 ($0.43 x 100)

For a male, age 65, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $86 ($0.86 x 100)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                              (UNAUDITED)           (UNAUDITED)
                                                             QUARTER ENDED       NINE MONTHS ENDED
                                                             SEPTEMBER 30,         SEPTEMBER 30,
                                                          -------------------   -------------------
(IN MILLIONS)                                               1999       1998       1999       1998
-------------                                             --------   --------   --------   --------
REVENUES
    Premiums............................................   $  0.1     $--        $  0.3     $  0.4
    Universal life and investment product policy fees...     83.6       67.7      240.3      195.7
    Net investment income...............................     38.5       38.7      112.7      113.5
    Net realized investment (losses) gains..............     (2.5)      (2.7)      (7.1)      19.5
    Other income........................................     18.0        0.4       17.6        0.3
                                                           ------     ------     ------     ------
        Total revenues..................................    137.7      104.1      363.8      329.4
                                                           ------     ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..........................................     39.7       32.7      130.0      114.5
    Policy acquisition expenses.........................     15.0       13.3       33.5       45.0
    Sales practice litigation expense...................    --          21.0      --          21.0
    Other operating expenses............................     40.9       22.6       96.2       72.5
                                                           ------     ------     ------     ------
        Total benefits, losses and expenses.............     95.6       89.6      259.7      253.0
                                                           ------     ------     ------     ------
Income from continuing operations before federal income
 taxes..................................................     42.1       14.5      104.1       76.4
                                                           ------     ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.............................................     (3.7)       1.5        0.6       19.0
    Deferred............................................     18.5        1.7       35.9        5.9
                                                           ------     ------     ------     ------
        Total federal income tax expense................     14.8        3.2       36.5       24.9
                                                           ------     ------     ------     ------
Net income..............................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                           ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

                                                               (UNAUDITED)
                                                              SEPTEMBER 30,   DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                              1999            1998
------------------------------------                          -------------   ------------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,283.2 and $1,284.6)................................    $ 1,272.3       $ 1,330.4
    Equity securities at fair value (cost of $35.2 and
      $27.4)................................................         35.0            31.8
    Mortgage loans..........................................        220.3           230.0
    Real estate.............................................         14.7            14.5
    Policy loans............................................        161.4           151.5
    Other long term investments.............................          9.2             9.1
                                                                ---------       ---------
        Total investments...................................      1,712.9         1,767.3
                                                                ---------       ---------
  Cash and cash equivalents.................................        231.1           217.9
  Accrued investment income.................................         31.7            33.5
  Premiums, accounts and notes receivable...................         (0.9)        --
  Reinsurance receivables on paid and unpaid losses,
    benefits and unearned premiums..........................        285.5           308.0
  Deferred policy acquisition costs.........................      1,104.6           950.5
  Premiums, accounts and notes receivable...................          3.8             4.8
  Other assets..............................................         75.9            46.9
  Separate account assets...................................     12,464.3        11,020.4
                                                                ---------       ---------
        Total assets........................................    $15,909.8       $14,349.3
                                                                =========       =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................    $ 2,327.1       $ 2,284.8
    Outstanding claims, losses..............................         17.2            17.9
    Unearned premiums.......................................          2.7             2.7
    Contractholder deposit funds and other policy
      liabilities...........................................         45.8            38.1
                                                                ---------       ---------
        Total policy liabilities and accruals...............      2,392.8         2,343.5
                                                                ---------       ---------
  Expenses and taxes payable................................        168.8           146.2
  Reinsurance premiums payable..............................         13.3            50.5
  Deferred federal income taxes.............................        101.7            78.8
  Separate account liabilities..............................     12,463.7        11,020.4
                                                                ---------       ---------
        Total liabilities...................................     15,140.3        13,639.4
                                                                ---------       ---------
  Commitments and contingencies (Note 5)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,526 and 2,525 shares issued...........................          2.5             2.5
  Additional paid-in capital................................        423.7           407.9
  Accumulated other comprehensive income....................          0.1            24.1
  Retained earnings.........................................        343.0           275.4
                                                                ---------       ---------
        Total shareholder's equity..........................        769.3           709.9
                                                                ---------       ---------
        Total liabilities and shareholder's equity..........    $15,909.8       $14,349.3
                                                                =========       =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
COMMON STOCK................................................   $  2.5     $  2.5
                                                               ------     ------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    407.9      386.9
    Issuance of common stock................................     15.8        8.0
                                                               ------     ------
    Balance at end of period................................    423.7      394.9
                                                               ------     ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net Unrealized Appreciation on Investments..............
    Balance at beginning of period..........................     24.1       38.5
    Net depreciation on available-for-sale securities.......    (36.9)     (18.9)
    Benefit for deferred federal income taxes...............     12.9        6.6
                                                               ------     ------
    Other comprehensive loss................................    (24.0)     (12.3)
                                                               ------     ------
    Balance at end of period................................      0.1       26.2
                                                               ------     ------
RETAINED EARNINGS
    Balance at beginning of period..........................    275.5      213.1
    Net income..............................................     67.6       51.5
                                                               ------     ------
    Balance at end of period................................    343.0      264.6
                                                               ------     ------
        Total shareholder's equity..........................   $769.3     $688.2
                                                               ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                (UNAUDITED)           (UNAUDITED)
                                                               QUARTER ENDED       NINE MONTHS ENDED
                                                               SEPTEMBER 30,         SEPTEMBER 30,
                                                            -------------------   -------------------
(IN MILLIONS)                                                 1999       1998       1999       1998
-------------                                               --------   --------   --------   --------
Net Income................................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                             ------     ------     ------     ------
Other comprehensive income:
    Net depreciation on available-for-sale securities.....     (8.0)      (9.8)     (36.9)     (18.9)
    Benefit for deferred federal income taxes.............      2.8        3.4       12.9        6.6
                                                             ------     ------     ------     ------
        Other comprehensive loss..........................     (5.2)      (6.4)     (24.0)     (12.3)
                                                             ------     ------     ------     ------
    Comprehensive income..................................   $ 22.1     $  4.9     $ 43.6     $ 39.2
                                                             ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  67.6    $  51.5
    Adjustments to reconcile net income to net cash provided
      by (used in) operating activities:
        Net realized gains (losses).........................      7.1      (19.5)
        Net amortization and depreciation...................     (1.6)      (5.9)
        Sales practice litigation expense...................    --          21.0
        Deferred federal income taxes.......................     35.9        5.9
        Change in deferred acquisition costs................   (126.1)    (140.1)
        Change in premiums and notes receivable, net of
          reinsurance.......................................    (36.2)      31.3
        Change in accrued investment income.................      1.7        2.9
        Change in policy liabilities and accruals, net......     48.3      154.2
        Change in reinsurance receivable....................     22.5      (61.3)
        Change in expenses and taxes payable................      9.7       (3.5)
        Separate account activity, net......................     (0.6)       1.6
        Other, net..........................................    (28.5)     (25.4)
                                                              -------    -------
            Net cash provided by (used in) operating
              activities....................................      9.6       12.7
                                                              -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    241.1      145.9
    Proceeds from disposals of equity securities............     18.0       42.1
    Proceeds from disposals of other investments............      0.4       12.5
    Proceeds from mortgages matured or collected............     22.7       55.3
    Purchase of available-for-sale fixed maturities.........   (253.2)     (77.6)
    Purchase of equity securities...........................     (6.4)     (29.4)
    Purchase of other investments...........................    (23.2)     (62.7)
    Other investing activities (net)........................      0.2       (0.7)
                                                              -------    -------
        Net cash provided by investing activities...........      (.4)      85.4
                                                              -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....      4.0        8.0
                                                              -------    -------
        Net cash provided by financing activities...........      4.0        8.0
                                                              -------    -------
Net change in cash and cash equivalents.....................     13.2      106.0
Cash and cash equivalents, beginning of period..............    217.9       31.1
                                                              -------    -------
Cash and cash equivalents, end of period....................  $ 231.1    $ 137.1
                                                              =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of AFLIAC, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"), include the accounts of its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO") until SMAFCO contributed AFLIAC to FAFLIC on July 1, 1999. All significant intercompany accounts and transactions have been eliminated.

The interim consolidated financial statements of AFLIAC include the accounts of Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc. These wholly-owned non-insurance subsidiaries were transferred to AFLIAC on July 1, 1999 from SMAFCO. The results of operations for the subsidiaries are included in the three months ended September 30, 1999. The financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 1998 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 had no effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

3.  SIGNIFICANT TRANSACTIONS

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly-owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the four subsidiaries transferred from SMAFCO to AFLIAC on July 1, 1999 was $11.8 million. SMAFCO received one share of common stock in return for transferring the subsidiaries to AFLIAC. For the three months ended September 30, 1999, the subsidiaries of AFLIAC had total revenue of $16.6 million and total benefits, losses and expenses of $11.5 million.

During 1998, SMAFCO contributed $21.0 million of additional paid-in capital to the Company. SMAFCO contributed $4.0 million of additional paid-in capital to the Company in the second quarter of 1999.

4.  FEDERAL INCOME TAXES

Federal income tax expense for the nine months ended September 30, 1999 and 1998, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

5.  COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims and the estimate may be revised based on an amount of reimbursement actually tendered by AFLIAC's insurance carriers and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
REVENUES
    Premiums................................................   $  0.5     $ 22.8     $ 32.7
    Universal life and investment product policy fees.......    267.4      212.2      176.2
    Net investment income...................................    151.3      164.2      171.7
    Net realized investment gains (losses)..................     20.0        2.9       (3.6)
    Other income............................................      0.6        1.4        0.9
                                                               ------     ------     ------
        Total revenues......................................    439.8      403.5      377.9
                                                               ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................    153.9      187.8      192.6
    Policy acquisition expenses.............................     64.6        2.8       49.9
    Sales practice litigation...............................     21.0      --         --
    Loss from cession of disability income business.........    --          53.9      --
    Other operating expenses................................    104.1      101.3       86.6
                                                               ------     ------     ------
        Total benefits, losses and expenses.................    343.6      345.8      329.1
                                                               ------     ------     ------
Income before federal income taxes..........................     96.2       57.7       48.8
                                                               ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................     22.1       13.9       26.9
    Deferred................................................     11.8        7.1       (9.8)
                                                               ------     ------     ------
        Total federal income tax expense....................     33.9       21.0       17.1
                                                               ------     ------     ------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1998        1997
-------------                                                 ---------   ---------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,284.6 and $1,340.5)................................  $ 1,330.4   $ 1,402.5
    Equity securities at fair value (cost of $27.4 and
      $34.4)................................................       31.8        54.0
    Mortgage loans..........................................      230.0       228.2
    Real estate.............................................       14.5        12.0
    Policy loans............................................      151.5       140.1
    Other long-term investments.............................        9.1        20.3
                                                              ---------   ---------
        Total investments...................................    1,767.3     1,857.1
                                                              ---------   ---------
  Cash and cash equivalents.................................      217.9        31.1
  Accrued investment income.................................       33.5        34.2
  Deferred policy acquisition costs.........................      950.5       765.3
  Reinsurance receivables on paid and unpaid losses, future
    policy benefits and unearned premiums...................      308.0       251.1
  Other assets..............................................       46.9        10.7
  Separate account assets...................................   11,020.4     7,567.3
                                                              ---------   ---------
        Total assets........................................  $14,344.5   $10,516.8
                                                              =========   =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,284.8   $ 2,097.3
    Outstanding claims, losses and loss adjustment
      expenses..............................................       17.9        18.5
    Unearned premiums.......................................        2.7         1.8
    Contractholder deposit funds and other policy
      liabilities...........................................       38.1        32.5
                                                              ---------   ---------
        Total policy liabilities and accruals...............    2,343.5     2,150.1
                                                              ---------   ---------
  Expenses and taxes payable................................      146.2        77.6
  Reinsurance premiums payable..............................       45.7         4.9
  Deferred federal income taxes.............................       78.8        75.9
  Separate account liabilities..............................   11,020.4     7,567.3
                                                              ---------   ---------
        Total liabilities...................................   13,634.6     9,875.8
                                                              ---------   ---------
  Commitments and contingencies (Note 12)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,524 and 2,521 shares issued and outstanding...........        2.5         2.5
  Additional paid-in capital................................      407.9       386.9
  Accumulated other comprehensive income....................       24.1        38.5
  Retained earnings.........................................      275.4       213.1
                                                              ---------   ---------
        Total shareholder's equity..........................      709.9       641.0
                                                              ---------   ---------
        Total liabilities and shareholder's equity..........  $14,344.5   $10,516.8
                                                              =========   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
COMMON STOCK................................................  $   2.5    $   2.5    $   2.5
                                                              -------    -------    -------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    386.9      346.3      324.3
    Issuance of common stock................................     21.0       40.6       22.0
                                                              -------    -------    -------
    Balance at end of period................................    407.9      386.9      346.3
                                                              -------    -------    -------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net unrealized appreciation on investments:
    Balance at beginning of period..........................     38.5       20.5       23.8
    Appreciation (depreciation) during the period:
        Net (depreciation) appreciation on
          available-for-sale securities.....................    (23.4)      27.0       (5.1)
        Benefit (provision) for deferred federal income
          taxes.............................................      9.0       (9.0)       1.8
                                                              -------    -------    -------
                                                                (14.4)      18.0       (3.3)
                                                              -------    -------    -------
    Balance at end of period................................     24.1       38.5       20.5
                                                              -------    -------    -------
RETAINED EARNINGS
    Balance at beginning of period..........................    213.1      176.4      144.7
    Net income..............................................     62.3       36.7       31.7
                                                              -------    -------    -------
    Balance at end of period................................    275.4      213.1      176.4
                                                              -------    -------    -------
        Total shareholder's equity..........................  $ 709.9    $ 641.0    $ 545.7
                                                              =======    =======    =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
Other comprehensive income:
    Net (depreciation) appreciation on available-for-sale
      securities............................................    (23.4)      27.0       (5.1)
    Benefit (provision) for deferred federal income taxes...      9.0       (9.0)       1.8
                                                               ------     ------     ------
        Other comprehensive income..........................    (14.4)      18.0       (3.3)
                                                               ------     ------     ------
    Comprehensive income....................................     47.9     $ 54.7     $ 28.4
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  62.3    $  36.7    $  31.7
    Adjustments to reconcile net income to net cash used in
      operating activities:
        Net realized gains..................................    (20.0)      (2.9)       3.6
        Net amortization and depreciation...................     (7.1)     --           3.5
        Sales practice litigation expense...................     21.0
        Loss from cession of disability income business.....    --          53.9      --
        Deferred federal income taxes.......................     11.8        7.1       (9.8)
        Payment related to cession of disability income
          business..........................................    --        (207.0)     --
        Change in deferred acquisition costs................   (177.8)    (181.3)     (66.8)
        Change in reinsurance premiums payable..............     40.8        3.9       (0.2)
        Change in accrued investment income.................      0.7        3.5        1.2
        Change in policy liabilities and accruals, net......    193.1      (72.4)     (39.9)
        Change in reinsurance receivable....................    (56.9)      22.1       (1.5)
        Change in expenses and taxes payable................     55.4        0.2       32.3
        Separate account activity, net......................     (0.5)       1.6        8.0
        Other, net..........................................    (28.0)      (8.7)       2.3
                                                              -------    -------    -------
            Net cash provided by (used in) operating
              activities....................................     94.8     (343.3)     (35.6)
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    187.0      909.7      809.4
    Proceeds from disposals of equity securities............     53.3        2.4        1.5
    Proceeds from disposals of other investments............     22.7       23.7       17.4
    Proceeds from mortgages matured or collected............     60.1       62.9       34.0
    Purchase of available-for-sale fixed maturities.........   (136.0)    (579.7)    (795.8)
    Purchase of equity securities...........................    (30.6)      (3.2)     (13.2)
    Purchase of other investments...........................    (22.7)      (9.0)     (13.9)
    Purchase of mortgages...................................    (58.9)     (70.4)     (22.3)
    Other investing activities, net.........................     (3.9)     --          (2.0)
                                                              -------    -------    -------
        Net cash provided by investing activities...........     71.0      336.4       15.1
                                                              -------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....     21.0       19.2       22.0
                                                              -------    -------    -------
        Net cash provided by financing activities...........     21.0       19.2       22.0
                                                              -------    -------    -------
Net change in cash and cash equivalents.....................    186.8       12.3        1.5
Cash and cash equivalents, beginning of period..............     31.1       18.8       17.3
                                                              -------    -------    -------
Cash and cash equivalents, end of period....................  $ 217.9    $  31.1    $  18.8
                                                              =======    =======    =======
SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid...........................................  $   0.6    $ --       $   3.4
    Income taxes paid.......................................  $  36.2    $   5.4    $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                         1998
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $    5.8       $ 0.8        $--       $    6.6
States and political subdivisions.................       2.7         0.2        --             2.9
Foreign governments...............................      48.8         1.6          1.5         48.9
Corporate fixed maturities........................   1,096.0        58.0         17.7      1,136.3
Mortgage-backed securities........................     131.3         5.8          1.4        135.7
                                                    --------       -----        -----     --------
Total fixed maturities............................  $1,284.6       $66.4        $20.6     $1,330.4
                                                    ========       =====        =====     ========
Equity securities.................................  $   27.4       $ 8.9        $ 4.5     $   31.8
                                                    ========       =====        =====     ========

                                                                              1997
                                                         ----------------------------------------------
                                                                       GROSS        GROSS
DECEMBER 31,                                             AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                            COST (1)      GAINS        LOSSES      VALUE
-------------                                            ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and agency
 securities.........................................     $    6.3       $ 0.5        $--       $    6.8
States and political subdivisions...................          2.8         0.2        --             3.0
Foreign governments.................................         50.1         2.0        --            52.1
Corporate fixed maturities..........................      1,147.5        58.7          3.3      1,202.9
Mortgage-backed securities..........................        133.8         5.2          1.3        137.7
                                                         --------       -----        -----     --------
Total fixed maturities..............................     $1,340.5       $66.6        $ 4.6     $1,402.5
                                                         ========       =====        =====     ========
Equity securities...................................     $   34.4       $19.9        $ 0.3     $   54.0
                                                         ========       =====        =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
-------------                                                 ---------   --------
Due in one year or less.....................................  $   97.7    $   98.9
Due after one year through five years.......................     269.1       278.3
Due after five years through ten years......................     638.2       658.5
Due after ten years.........................................     279.6       294.7
                                                              --------    --------
Total.......................................................  $1,284.6    $1,330.4
                                                              ========    ========

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM     GROSS      GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES    GAINS      LOSSES
-------------                                                 ---------------   --------   --------
1998
Fixed maturities............................................        $ 60.0       $ 2.0      $ 2.0
Equity securities...........................................        $ 52.6       $17.5      $ 0.9

1997
Fixed maturities............................................        $702.9       $11.4      $ 5.0
Equity securities...........................................        $  1.3       $ 0.5      $--

1996
Fixed maturities............................................        $496.6       $ 4.3      $ 8.3
Equity securities...........................................        $  1.5       $ 0.4      $ 0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1998
Net appreciation, beginning of year........................    $ 22.1        $ 16.4        $ 38.5
                                                               ------        ------        ------
Net depreciation on available-for-sale securities..........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       7.1        --               7.1
Benefit from deferred federal income taxes.................       3.2           5.8           9.0
                                                               ------        ------        ------
                                                                 (5.9)         (8.5)        (14.4)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 16.2        $  7.9        $ 24.1
                                                               ======        ======        ======

1997
Net appreciation, beginning of year........................    $ 12.7        $  7.8        $ 20.5
                                                               ------        ------        ------
Net appreciation on available-for-sale securities..........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............      (9.8)       --              (9.8)
Provision for deferred federal income taxes................      (5.1)         (3.9)         (9.0)
                                                               ------        ------        ------
                                                                  9.4           8.6          18.0
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 22.1        $ 16.4        $ 38.5
                                                               ======        ======        ======

1996
Net appreciation, beginning of year........................    $ 20.4        $  3.4        $ 23.8
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       9.0        --               9.0
Benefit (provision) for deferred federal income taxes......       4.1          (2.3)          1.8
                                                               ------        ------        ------
                                                                 (7.7)          4.4          (3.3)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 12.7        $  7.8        $ 20.5
                                                               ======        ======        ======

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Mortgage loans..............................................   $230.0     $228.2
Real estate held for sale...................................     14.5       12.0
                                                               ------     ------
Total mortgage loans and real estate........................   $244.5     $240.2
                                                               ======     ======

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Property type:
  Office building...........................................   $129.2     $101.7
  Residential...............................................     18.9       19.3
  Retail....................................................     37.4       42.2
  Industrial/warehouse......................................     59.2       61.9
  Other.....................................................      3.1       24.5
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Geographic region:
  South Atlantic............................................   $ 55.5     $ 68.7
  Pacific...................................................     80.0       56.6
  East North Central........................................     41.4       61.4
  Middle Atlantic...........................................     22.5       29.8
  West South Central........................................      6.7        6.9
  New England...............................................     26.9       12.4
  Other.....................................................     14.8       13.8
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

At December 31, 1998, scheduled mortgage loan maturities were as follows:
1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 --
$11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                   BALANCE AT                              BALANCE AT
(IN MILLIONS)                                      JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
-------------                                      ----------   ----------   ----------   ------------
1998
Mortgage loans...................................     $ 9.4        $(4.5)       $1.6          $ 3.3
                                                      =====        =====        ====          =====
1997
Mortgage loans...................................     $ 9.5        $ 1.1        $1.2          $ 9.4
Real estate......................................       1.7          3.7         5.4         --
                                                      -----        -----        ----          -----
    Total........................................     $11.2        $ 4.8        $6.6          $ 9.4
                                                      =====        =====        ====          =====
1996
Mortgage loans...................................     $12.5        $ 4.5        $7.5          $ 9.5
Real estate......................................       2.1        --            0.4            1.7
                                                      -----        -----        ----          -----
    Total........................................     $14.6        $ 4.5        $7.9          $11.2
                                                      =====        =====        ====          =====

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $107.7     $130.0     $137.2
Mortgage loans..............................................     25.5       20.4       22.0
Equity securities...........................................      0.3        1.3        0.7
Policy loans................................................     11.7       10.8       10.2
Real estate.................................................      3.3        3.9        6.2
Other long-term investments.................................      1.5        1.0        0.8
Short-term investments......................................      4.2        1.4        1.4
                                                               ------     ------     ------
Gross investment income.....................................    154.2      168.8      178.5
Less investment expenses....................................     (2.9)      (4.6)      (6.8)
                                                               ------     ------     ------
Net investment income.......................................   $151.3     $164.2     $171.7
                                                               ======     ======     ======

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $ (6.1)    $  3.0     $ (3.3)
Mortgage loans..............................................      8.0       (1.1)      (3.2)
Equity securities...........................................     15.7        0.5        0.3
Real estate.................................................      2.4       (1.5)       2.5
Other.......................................................    --           2.0        0.1
                                                               ------     ------     ------
Net realized investment gains (losses)......................   $ 20.0     $  2.9     $ (3.6)
                                                               ======     ======     ======

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................   $ (8.2)    $ 20.3     $(5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2        2.3      (2.0)
                                                               ------     ------     -----
Other comprehensive income..................................   $(14.4)    $ 18.0     $(3.3)
                                                               ======     ======     =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                           1998                  1997
                                                    -------------------   -------------------
DECEMBER 31,                                        CARRYING     FAIR     CARRYING     FAIR
(IN MILLIONS)                                        VALUE      VALUE      VALUE      VALUE
-------------                                       --------   --------   --------   --------
FINANCIAL ASSETS
  Cash and cash equivalents.......................  $  217.9   $  217.9   $   31.1   $   31.1
  Fixed maturities................................   1,330.4    1,330.4    1,402.5    1,402.5
  Equity securities...............................      31.8       31.8       54.0       54.0
  Mortgage loans..................................     230.0      241.9      228.2      239.8
  Policy loans....................................     151.5      151.5      140.1      140.1
                                                    --------   --------   --------   --------
                                                    $1,961.6   $1,973.5   $1,855.9   $1,867.5
                                                    ========   ========   ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts..............  $1,069.4   $1,034.6   $  876.0   $  850.6
  Supplemental contracts without life
    Contingencies.................................      16.6       16.6       15.3       15.3
                                                    --------   --------   --------   --------
                                                    $1,086.0   $1,051.2   $  891.3   $  865.9
                                                    ========   ========   ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Federal income tax expense (benefit)
  Current...................................................   $22.1      $13.9      $26.9
  Deferred..................................................    11.8        7.1       (9.8)
                                                               -----      -----      -----
Total.......................................................   $33.9      $21.0      $17.1
                                                               =====      =====      =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(205.1)   $(175.8)
  Deferred acquisition costs................................    278.8      226.4
  Investments, net..........................................     12.5       27.0
  Sales practice litigation.................................     (7.4)     --
  Bad debt reserve..........................................     (0.4)      (2.0)
  Other, net................................................      0.4        0.3
                                                              -------    -------
Deferred tax liability, net.................................  $  78.8    $  75.9
                                                              =======    =======

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance premiums:
  Direct....................................................   $ 45.5     $ 48.8     $ 53.3
  Assumed...................................................    --           2.6        3.1
  Ceded.....................................................    (45.0)     (28.6)     (23.7)
                                                               ------     ------     ------
Net premiums................................................   $  0.5     $ 22.8     $ 32.7
                                                               ======     ======     ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................   $204.0     $226.0     $206.4
  Assumed...................................................    --           4.2        4.5
  Ceded.....................................................    (50.1)     (42.4)     (18.3)
                                                               ------     ------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................   $153.9     $187.8     $192.6
                                                               ======     ======     ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Balance at beginning of year................................   $765.3     $632.7     $555.7
  Acquisition expenses deferred.............................    242.4      184.2      116.6
  Amortized to expense during the year......................    (64.6)     (53.1)     (49.9)
  Adjustment to equity during the year......................      7.4      (10.2)      10.3
  Adjustment for cession of disability income insurance.....    --         (38.6)     --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --          50.3      --
                                                               ------     ------     ------
Balance at end of year......................................   $950.5     $765.3     $632.7
                                                               ======     ======     ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Statutory net income........................................   $ (8.2)    $ 31.5     $  5.4
Statutory shareholder's surplus.............................   $309.7     $307.1     $234.0

14.  EVENTS SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

In 1998, the net income of the subsidiaries, which was reported in SMAFCO's results of operations, to be transferred to AFLIAC from SMAFCO pursuant to the aforementioned change in corporate structure was $18.8 million. As of December 31, 1998, the total assets and total shareholders' equity of these subsidiaries were $16.8 million and $9.2 million, respectively.

On May 19, 1999, the Federal District Court in Worcester, Massachusetts issued an order relating to the litigation mentioned in Note 12, above, certifying the class for settlement purposes and granting final approval of the settlement agreement.

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     Worcester, Massachusetts
                   Individual Flexible Payment Variable Life Insurance Policies

    Please read this      This Prospectus provides important information about an
  Prospectus carefully    individual flexible payment variable life insurance policy
  before investing and    issued by Allmerica Financial Life Insurance and Annuity
   keep it for future     Company. The policies are funded through the Separate
       reference.         Account IMO, a separate investment account of the Company
 Variable Life Policies   that is referred to as the Variable Account.
involve risks including   The Separate Account is subdivided into Sub-Accounts. Each
    possible loss of      Sub-Account invests exclusively in shares of one of the
       principal.         following Funds of Allmerica Investment Trust, Variable
                          Insurance Products Fund, and T. Rowe Price International
                          Series, Inc.


                          Fund                                   Manager
                          ----                                   -------
This Prospectus Must be   Select Emerging Markets Fund           Schroder Investment Management North America Inc.
     Accompanied by       Select International Equity Fund       Bank of Ireland Asset Management (U.S.) Limited
  Prospectuses of the     T. Rowe Price International Stock      Rowe Price-Fleming International, Inc.
         Funds.           Portfolio                              Nicholas-Applegate Capital Management, L.P.
                          Select Aggressive Growth Fund          T. Rowe Price Associates, Inc.
                          Select Capital Appreciation Fund       Cramer Rosenthal McGlynn, LLC
                          Select Value Opportunity Fund          Putnam Investment Management, Inc.
                          Select Growth Fund                     Cambiar Investors, Inc.
                          Select Strategic Growth Fund           Fidelity Management & Research Company
                          Fidelity VIP Growth Portfolio          J. P. Morgan Investment Management Inc.
                          Select Growth and Income Fund          Fidelity Management & Research Company
                          Fidelity VIP Equity-Income Portfolio   Fidelity Management & Research Company
                          Fidelity VIP High Income Portfolio     Standish, Ayer & Wood, Inc.
                          Select Income Fund                     Allmerica Asset Management, Inc.
                          Money Market Fund



 This Life Policy is      Policy owners may, within limits, choose the amount of
       NOT:               initial payment and vary the frequency and amount of future
- a bank deposit or       payments. The Policy allows partial withdrawals and full
  obligation;             surrender of the Policy's surrender value, within limits.
- federally insured;      The Policies are not suitable for short-term investment
- endorsed by any         because of the substantial nature of the surrender charge.
  bank or                 This Prospectus can also be obtained from the Securities and
  governmental            Exchange Commission's website (http://www.sec.gov).
  agency.                 It may not be advantageous to replace existing insurance
                          with the policy.
                          The Securities and Exchange Commission has not approved or disapproved these securities or determined that the
                          information is truthful or complete. Any representation to the contrary is a criminal offense.



                          Correspondence may be mailed to     Dated December 28, 1999
                          Allmerica Select                    Worcester, Massachusetts 01653
                          P.O. Box 8179                       (508) 855-1000
                          Boston, MA 02266-8179

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND EXPENSES................................       7
SUMMARY OF POLICY FEATURES..................................      10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      17
INVESTMENT OBJECTIVES AND POLICIES..........................      18
INVESTMENT ADVISORY SERVICES................................      20
THE POLICY..................................................      23
  Applying for a Policy.....................................      23
  Free-Look Period..........................................      23
  Conversion Privilege......................................      24
  Payments..................................................      24
  Allocation of Net Payments................................      25
  Transfer Privilege........................................      25
  Death Benefit.............................................      26
  Election of Death Benefit Options.........................      27
  Changing Between Death Benefit Option 1 and Death Benefit
    Option 2................................................      30
  Guaranteed Death Benefit Rider............................      31
  Change in Face Amount.....................................      32
  Policy Value..............................................      33
  Payment Options...........................................      34
  Optional Insurance Benefits...............................      34
  Surrender.................................................      35
  Partial Withdrawal........................................      35
CHARGES AND DEDUCTIONS......................................      35
  Deductions from Payments..................................      35
  Monthly Charges (The Monthly Deduction)...................      36
  Computing Insurance Protection Charges....................      37
  Fund Expenses.............................................      39
  Surrender Charge..........................................      39
  Partial Withdrawal Costs..................................      40
  Transfer Charges..........................................      40
  Other Administrative Charges..............................      41
POLICY LOANS................................................      41
  Preferred Loan Option.....................................      41
  Repayment of Outstanding Loan.............................      42
  Effect of Policy Loans....................................      42
POLICY TERMINATION AND REINSTATEMENT........................      42
  Termination...............................................      42
  Reinstatement.............................................      43
OTHER POLICY PROVISIONS.....................................      43
  Policy Owner..............................................      43
  Beneficiary...............................................      43
  Assignment................................................      44
  Limit on Right to Challenge Policy........................      44
  Suicide...................................................      44
  Misstatement of Age or Sex................................      44
  Delay of Payments.........................................      44
FEDERAL TAX CONSIDERATIONS..................................      45
  The Company and the Variable Account......................      45
  Taxation of the Policies..................................      45
  Policy Loans..............................................      45

  Modified Endowment Policies...............................      46
VOTING RIGHTS...............................................      47
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      47
DISTRIBUTION................................................      48
REPORTS.....................................................      49
LEGAL PROCEEDINGS...........................................      49
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      49
FURTHER INFORMATION.........................................      50
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      50
  General Description.......................................      50
  Fixed Account Interest....................................      51
  Surrenders, Partial Withdrawals and Transfers.............      51
INDEPENDENT ACCOUNTANTS.....................................      51
YEAR 2000 DISCLOSURE........................................      51
FINANCIAL STATEMENTS........................................      52
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS
 TABLE......................................................     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
APPENDIX G -- MONTHLY EXPENSE CHARGES.......................     G-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

Age: how old the Insured is on the birthday closest to a Policy anniversary.

Beneficiary: the person or persons you name to receive the Net Death Benefit when the Insured dies.

Company: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

Date of Issue: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

Death Benefit: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Evidence of Insurability: information, including medical information, used to decide the Insured's underwriting class.

Face Amount: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

Final Payment Date: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See Net Death Benefit.

Fixed Account: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


Funds (Underlying Funds): the following investment portfolios of Allmerica Investment Trust ("Trust"): Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund ("Fidelity VIP"): Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").


General Account: all our assets other than those held in a separate investment account.

Guideline Minimum Death Benefit: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the product of:

    - the Policy Value times

    - a percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A, Guideline Minimum Death Benefit Factors Table.

Insurance Protection Amount: the death benefit less the Policy Value.

Loan Value: the maximum amount you may borrow under the Policy.

Minimum Monthly Payment: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

Monthly Processing Date: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

Net Death Benefit: Before the Final Payment Date, the Net Death Benefit is:

    - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, minus

    - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

After the Final Payment Date, the Net Death Benefit generally is:

    - the Policy Value minus

    - any Outstanding Loan.

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

Net Payment: your payment less a payment expense charge.

Outstanding Loan: all unpaid Policy loans plus loan interest due or accrued.

Policy Change: any change in the Face Amount, the addition or deletion of a Rider, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).

Policy Owner: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

Policy Value: the total value of your Policy. It is the sum of the:

    - Value of the units of the sub-accounts credited to your Policy plus

    - Accumulation in the Fixed Account credited to the Policy

Premium: a payment you must make to us to keep the Policy in force.

Principal Office: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

Pro-rata Allocation: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

Sub-Account: a subdivision of the Variable Account investing exclusively in the shares of a fund.

Surrender Value: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

Underwriting Class: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

Unit: a measure of your interest in a Sub-Account.

Valuation Date: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

Valuation Period: the interval between two consecutive Valuation Dates.

Variable Account: Separate Account IMO, one of our separate investment accounts.

Written Request: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND EXPENSES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

       Premium Tax Charge--A current premium tax deduction of 2.35% of payments represents our average expenses for state and local premium taxes,

       Deferred Acquisition Costs ("DAC Tax") Charge--A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

       Front-End Sales Load--From each payment, we will deduct a charge of 3.0% of the payment to partially compensate us for Policy sales expenses.

    - We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:

       Monthly Insurance Protection Charge--The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount. See Appendix E.

       Monthly Expense Charge--The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount. See Appendix G. . Monthly Maintenance Fee -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

       Monthly Mortality and Expense Risk Charge--This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.

       Monthly Rider Charges--These charges will vary based on the Riders selected and by the sex, age, and underwriting classification of the Insured.

    - The charges below apply only if you surrender your Policy or make partial withdrawals:

       Surrender Charge--A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

    - The maximum surrender charge under a Policy, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

       Partial Withdrawal Charges--For each partial withdrawal, we deduct the following charges from Policy Value:

       - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

       - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies.

       We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

    - The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:

       Charge for Optional Guaranteed Death Benefit Rider--A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

       Transfer Charge--Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

       Other Administrative Charges--We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of the Monthly Deduction among the various sub-accounts

       - Providing a projection of values

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998.


                                                                                           Total Fund
                                                  Management Fee     Other Expenses         Expenses
                                                    (after any         (after any      (after any waivers/
Underlying Fund                                 voluntary waivers)   reimbursements)     reimbursements)
---------------                                 ------------------   ---------------   -------------------
Select Emerging Markets Fund(@)...............       1.00%*                1.19%          2.19%(1)(2)*
Select International Equity Fund..............       0.90%                 0.12%          1.02%(1)(2)
T. Rowe Price International Stock Portfolio...       1.05%                 0.00%          1.05%
Select Aggressive Growth Fund.................       0.82%***              0.07%          0.89%(1)(2)***
Select Capital Appreciation Fund..............       0.94%***              0.10%          1.04%(1)(2)***
Select Value Opportunity Fund.................       0.90%(1)*             0.08%          0.98%(1)(2)*
Select Growth Fund............................       0.81%**               0.05%          0.86%(1)(2)**
Select Strategic Growth Fund(@)...............       0.39%*                0.81%          1.20%(1)(2)*
Fidelity VIP Growth Portfolio.................       0.59%                 0.09%          0.68%(3)*
Select Growth and Income Fund.................       0.68%                 0.05%          0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio..........       0.49%                 0.09%          0.58%(3)
Fidelity VIP High Income Portfolio............       0.58%                 0.12%          0.70%
Select Income Fund............................       0.54%                 0.10%          0.64%(1)
Money Market Fund.............................       0.26%                 0.06%          0.32%(1)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively for the Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



*** Effective September 1, 1999, the management fee rates for the Select
    Aggressive growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expenses shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1998.



(1)  Until further notice, Allmerica Financial Investment Management
      Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.



    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. After application of the rebate, the total annual fund operating expense ratios were 2.19% for Select Emerging Market Fund, 0.86% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.85% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity
    Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.66% for Fidelity VIP Growth Portfolio.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or
(2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Option" under THE POLICY.

The Net Death Benefit is the death benefit less any Outstanding Loan, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the greater of:

    - Your entire payment or

    - The Policy Value plus deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?


The Separate Account consists of 21 Sub-Accounts of which 14 are available under the Policy. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc., the Fidelity Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), and T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:


       Select Emerging Markets Fund
       Managed by Schroder Investment Management North America Inc.

       Select International Equity Fund
       Managed by Bank of Ireland Asset Management (U.S.) Limited
       T. Rowe Price International Stock Portfolio
       Managed by Rowe Price-Fleming International, Inc.
       Select Aggressive Growth Fund
       Managed by Nicholas-Applegate Capital Management, L.P.
       Select Capital Appreciation Fund
       Managed by T. Rowe Price Associates, Inc.
       Select Value Opportunity Fund
       Managed by Cramer Rosenthal McGlynn, LLC
       Select Growth Fund
       Managed by Putnam Investment Management, Inc.
       Select Strategic Growth Fund
       Managed by Cambiar Investors, Inc.
       Fidelity VIP Growth Portfolio
       Managed by Fidelity Management & Research Company
       Select Growth and Income Fund
       Managed by J. P. Morgan Investment Management Inc.
       Fidelity VIP Equity-Income Portfolio
       Managed by Fidelity Management & Research Company
       Fidelity VIP High Income Portfolio
       Managed by Fidelity Management & Research Company
       Select Income Fund
       Managed by Standish, Ayer & Wood, Inc.
       Money Market Fund
       Managed by Allmerica Asset Management, Inc.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT IMO, AND THE UNDERLYING FUNDS.


CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:

    - A non-preferred loan option is always available to you. The maximum total loan amount is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is 4.0%.

    - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is 4.0%.

We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." Policy loans may have tax consequences. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the funds

    - Adjust the death benefit by increasing or decreasing the Face Amount

    - Change your choice of death benefit options between Death Benefit Option 1 and Death Benefit Option 2

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; or

    - Outstanding Loans exceed Policy Value

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "Guaranteed Death Benefit Rider."

If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

                            ------------------------

It may not be advantageous to purchase flexible premium variable life insurance as a replacement for your current life insurance, or if you already own a flexible premium variable life insurance policy.

The purpose of the Policy is to provide insurance protection for the beneficiary. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. We are a wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-628-6267. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with twenty-one sub-accounts. Each sub-account invests in a fund of the Trust, Fidelity VIP, or
T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.

AFIMS serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price
Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THEY CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.


SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.



SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming
International, Inc.



SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.



SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.



SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.



SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.



FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.



SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.



FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising S&P 500.



FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.



SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.



MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.


If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the latest of the:

    - Effective date of the change in the investment policy or

    - Receipt of the notice of your right to transfer.

                          INVESTMENT ADVISORY SERVICES

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund; however, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under the SUMMARY OF FEES AND EXPENSES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO THE TRUST

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS , an indirectly wholly owned subsidiary of First Allmerica. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by AFIMS or the Sub-Advisers. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows:


Select Emerging Markets Fund      *                    1.35%

Select International Equity Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Over $250 million    0.85%

Select Aggressive Growth Fund     First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Capital Appreciation Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Value Opportunity Fund     First $100 million   1.00%
                                  Next $150 million    0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Growth Fund                First $250 million   0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Strategic Growth Fund      *                    0.85%

Select Growth and Income Fund     First $100 million   0.75%
                                  Next $150 million    0.70%
                                  Over $250 million    0.65%

Select Income Fund                First $50 million    0.60%
                                  Next $50 million     0.55%
                                  Over $100 million    0.45%

Money Market Fund                 First $50 million    0.35%
                                  Next $200 million    0.25%
                                  Over $250 million    0.20%


* For the Select Emerging Markets Fund and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, Variable Account and Policy owners bear.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP

For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectus of VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.

The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:

1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.

2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.

The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' annual fee rates are each made up of two components:

1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.

2. An individual fund fee rate 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                   THE POLICY

APPLYING FOR A POLICY

After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be until the fourth day after the expiration of the "Right to Examine" provision of your policy.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD


The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions. See the "Right to Examine" provision in your Contract.


If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, however, your refund will be the greater of

    - Your entire payment or

    - The Policy Value plus deductions under the Policy for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a Rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS


The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described in THE POLICY -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, Policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account

    - Minimum period between transfers involving the Fixed Account

    - Maximum amounts that may be transferred from the Fixed Account

Transfers to and from the Fixed Account are currently permitted only if:

    - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value in the Fixed Account.

    - You may make only one transfer involving the Fixed Account in each policy quarter

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund of the Trust and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

Guideline Minimum Death Benefit. In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the table in Appendix A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.

The Guideline Minimum Death Benefit Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in Appendix A reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see ELECTION OF DEATH BENEFIT OPTIONS, below.

Net Death Benefit. If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

    - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, plus

    - Any other insurance on the Insured's life that is provided by Rider, minus

    - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

    - The Policy Value minus

    - Any Outstanding Loan

Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the Insured's death under Death Benefit Option 2 or

    - The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

Guideline Premium Test and Cash Value Accumulation Test--There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. Applicants for a Policy should consult a qualified tax adviser in choosing between the Guideline Premium Test and the Cash Value Accumulation Test and in choosing a Death Benefit Option.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

Death Benefit Option 1 -- Level Death Benefit with Guideline Premium Test. Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

Death Benefit Option 2 -- Adjustable Death Benefit with Guideline Premium Test. Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

Death Benefit Option 3 -- Level Death Benefit with Cash Value Accumulation Test. Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

All Death Benefit Options may not be available in all states.

Illustrations

For the purposes of the following illustrations, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

Illustration of Death Benefit Option 1--Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50)

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.


The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

Illustration of Death Benefit Option 2--Under Option 2, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

    - $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
      $10,000);

    - $25,000 will produce a death benefit of $125,000 (e.g., $100,000 +
      $25,000);

    - $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
      $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value times

    - The Guideline Minimum Death Benefit factor is less than

    - The Face Amount plus Policy Value, then

    - The death benefit will be the Face Amount plus Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

Illustration of Death Benefit Option 3--In this illustration, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

    - $50,000 will have a Death Benefit of $218,500 ($50,000 x 4.37);

    - $60,000 will produce a Death Benefit of $262,200 ($60,000 x 4.37);

    - $75,000 will produce a Death Benefit of $327,750 ($75,000 x 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1). The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT 2

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

Change from Death Benefit Option 1 to Death Benefit Option 2. If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

    - The death benefit minus

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

Change from Death Benefit Option 2 to Death Benefit Option 1. If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the greater of:

    - The new Face Amount or

    - The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death benefit Option, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

Guaranteed Death Benefit Tests. While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

Guaranteed Death Benefit. If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

Termination of the Guaranteed Death Benefit Rider. The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an Outstanding Loan; or

    - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the later of the:

    - The monthly processing date on or next following date of receipt of your written request or

    - The date of approval of your written request, if evidence of insurability is required

Increases--You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges.

After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

Decreases--You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If

    - you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and

    - If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

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
On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the sum of:

    - Your accumulation in the Fixed Account plus

    - The value of your units in the sub-accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - Death Benefit Option

Computing Policy Value--We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

    - Accumulations in the Fixed Account, minus

    - The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the sum of:

    - Accumulations in the Fixed Account plus

    - The sum of the products of:

       - The number of units in each sub-account times

       - The value of a unit in each sub-account on the Valuation Date

The Unit--We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the quotient of:

    - That part of the net payment allocated to the sub-account divided by

    - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the product of:

    - The dollar value of the unit on the preceding Valuation Date times

    - The net investment factor

Net Investment Factor--The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 plus the quotient of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, divided by

    - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The Policy Value minus

    - Any Outstanding Loan and surrender charges

We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

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
The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce Death Benefit Option 1 and 3 Face Amount below $40,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose certain options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

       All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

DEDUCTIONS FROM PAYMENTS

From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

    - Premium tax charge of 2.35% currently

    - Deferred Acquisition Costs ("DAC tax") charge of 1.0%

    - Front-End Sales Load charge of 3.0%

The 2.35% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.00% Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 3.0% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

    - Monthly Insurance Protection Charge -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy.

      We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date.

    - Monthly Expense Charge -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. See Appendix G.

    - Monthly Administration Fee -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

    - Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. The charge will continue to be assessed after the Final Payment Date.

      This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - Monthly Rider Charges -- Rider Charges will vary depending upon the riders selected, and by the sex, underwriting classification of the Insured.

COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

Death Benefit Option 1 and Death Benefit Option 3

INITIAL FACE AMOUNT. For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the difference between

       - the initial Face Amount and

    - the Policy Value (minus any Rider charges) at the beginning of the Policy month.

Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

INCREASES IN FACE AMOUNT. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the difference between

       - the increase in Face Amount and

       - any Policy Value (minus any Rider charges) in excess of than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

GUIDELINE MINIMUM DEATH BENEFIT. If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the greater of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Death Benefit Option 2

INITIAL FACE AMOUNT. For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the initial Face Amount.

INCREASES IN FACE AMOUNT. For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the increase in Face Amount.

GUIDELINE MINIMUM DEATH BENEFIT. If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the Face Amount plus the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Insurance Protection Charges -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates will never exceed on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the Date of Issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

FUND EXPENSES

The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, Fidelity VIP, and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

For the purposes of calculating the surrender charge, the factors used to compute the maximum surrender charges vary with the sex (Male, Female, or Unisex), underwriting class (Smoker or Nonsmoker), and age of the Insured. The maximum surrender charge, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. Under a $100,000 Policy for this individual, the maximum surrender charge would be equal to $5,343 (53.43 x 100). If the Policy is surrendered during the first Policy year, the surrender charge would be equal to the maximum of $5,343. However, the surrender charge decreases by 1/9th each Policy year. For example, if this Policy is surrendered during the sixth Policy year, the surrender charge would be $2,375. For more information, see APPENDIX
E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in "inverse order." This means we will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the product of:

    - the decrease divided by the current Face Amount times

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Policy Value minus

    - the total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal").

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in "inverse order," as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from Date of Issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the Date of Issue

    - Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any Outstanding Loan, is the loan value. The loan value is 90% of:

    - the Policy Value minus

    - any surrender charges

We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for Preferred Loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the amount needed to pay the policy value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued or

    - Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a Rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

Minimum Amount Payable -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

Surrender Charge -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

Policy Value on Reinstatement -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in Death Benefit Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar year will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's Policy Value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director                            and Assistant Secretary (since 1992) of First
                                      Allmerica

Mary Eldridge                         Secretary (since 1999) of First Allmerica; Secretary
  Secretary                           (since 1999) of Allmerica Investments, Inc.; and
                                      Secretary (since 1999) of Allmerica Financial
                                      Investment Management Services, Inc., Attorney with
                                      First Allmerica (since 1998), Employee of First
                                      Allmerica (since 1992)

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Robert E. Bruce                       Director and Chief Information Officer (since 1997)
  Director and Chief Information      and Vice President (since 1995) of First Allmerica;
  Officer                             and Corporate Manager (1979 to 1995) of Digital
                                      Equipment Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  and Vice President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
John F. Kelly                         Director (since 1996), Senior Vice President (since
  Director, Vice President and        1986), General Counsel (since 1981) and Assistant
  General Counsel                     Secretary (since 1991) of First Allmerica; Director
                                      (since 1985) of Allmerica Investments, Inc.; and
                                      Director (since 1990) of Allmerica Financial
                                      Investment Management Services, Inc.

J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company

James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica; Director (since
                                      1989) of Allmerica Investments, Inc.; and Director
                                      and Chairman of the Board (since 1990) of Allmerica
                                      Financial Investment Management Services, Inc.

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief     Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer     Allmerica; Treasurer (since 1993) of Allmerica
                                      Investments, Inc.; and Treasurer (since 1993) of
                                      Allmerica Financial Investment Management
                                      Services, Inc.

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; Director (since 1990) of
  Executive Officer                   Allmerica Investments, Inc.; and Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4.00% of any excess. Commissions will be 4.00% for subsequent payments in Years 2-10, and 2% for Years 11 and over. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, Fidelity VIP and T. Rowe Price as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, Fidelity VIP and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              YEAR 2000 DISCLOSURE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company has completed the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company is engaged in formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project is being expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $61 million related to the assessment, plan development and substantial completion of the Year 2000 project, through September 30, 1999. The total remaining cost of the project is estimated between $10-15 million.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                 GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

              (Death Benefit Option 1 and Death Benefit Option 2)
                ------------------------------------------------

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                    GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                                                            Percentage of
Attained Age                                                Policy Value
------------                                                -------------
    40 and under..........................................      250%
    41....................................................      243%
    42....................................................      236%
    43....................................................      229%
    44....................................................      222%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    66....................................................      119%
    67....................................................      118%
    68....................................................      117%
    69....................................................      116%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75 - 90...............................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

TERM LIFE INSURANCE RIDER

This Rider provides an additional term insurance benefit for the primary
Insured.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment Level Death Benefit Options selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Fact Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assumed that all premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.


AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998. These limitations may be terminated at any time.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


NET ANNUAL RATES OF INVESTMENT


Applying the average Fund advisory fees and operating expenses of 0.95% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.95%, 5.05% and 11.05%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.95%, 5.05% and 11.05%, respectively.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         659      75,659           0         708     75,708
          2                 2,239            0       1,311      76,311         100       1,451     76,451
          3                 3,443          772       1,953      76,953       1,044       2,226     77,226
          4                 4,707        1,574       2,587      77,587       2,026       3,039     78,039
          5                 6,034        2,368       3,212      78,212       3,045       3,889     78,889
          6                 7,428        3,153       3,829      78,829       4,103       4,778     79,778
          7                 8,891        3,925       4,431      79,431       5,197       5,704     80,704
          8                10,428        4,684       5,022      80,022       6,330       6,668     81,668
          9                12,041        5,429       5,598      80,598       7,502       7,671     82,671
         10                13,735        6,162       6,162      81,162       8,716       8,716     83,716
         11                15,514        6,881       6,881      81,881       9,985       9,985     84,985
         12                17,382        7,589       7,589      82,589      11,313      11,313     86,313
         13                19,343        8,277       8,277      83,277      12,695      12,695     87,695
         14                21,402        8,953       8,953      83,953      14,140      14,140     89,140
         15                23,564        9,611       9,611      84,611      15,646      15,646     90,646
         16                25,834       10,253      10,253      85,253      17,217      17,217     92,217
         17                28,218       10,875      10,875      85,875      18,854      18,854     93,854
         18                30,721       11,478      11,478      86,478      20,558      20,558     95,558
         19                33,349       12,058      12,058      87,058      22,331      22,331     97,331
         20                36,108       12,618      12,618      87,618      24,177      24,177     99,177
       Age 60              72,551       16,644      16,644      91,644      47,008      47,008    122,008
       Age 65              98,630       17,025      17,025      92,025      61,576      61,576    136,576
       Age 70             131,913       15,469      15,469      90,469      77,968      77,968    152,968
       Age 75             174,393       10,893      10,893      85,893      95,313      95,313    170,313

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0          756      75,756
          2                 245        1,596      76,596
          3               1,341        2,523      77,523
          4               2,536        3,549      78,549
          5               3,841        4,685      79,685
          6               5,267        5,942      80,942
          7               6,820        7,327      82,327
          8               8,518        8,856      83,856
          9              10,372       10,541      85,541
         10              12,401       12,401      87,401
         11              14,652       14,652      89,652
         12              17,144       17,144      92,144
         13              19,899       19,899      94,899
         14              22,950       22,950      97,950
         15              26,325       26,325     101,325
         16              30,061       30,061     105,061
         17              34,194       34,194     109,194
         18              38,767       38,767     113,767
         19              43,826       43,826     118,826
         20              49,425       49,425     124,425
       Age 60           151,462      151,462     226,462
       Age 65           257,266      257,266     332,266
       Age 70           433,029      433,029     508,029
       Age 75           725,079      725,079     800,079



(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         611      75,611           0         658     75,658
          2                 2,239            0       1,210      76,210           0       1,343     76,343
          3                 3,443          616       1,797      76,797         874       2,056     77,056
          4                 4,707        1,359       2,372      77,372       1,783       2,796     77,796
          5                 6,034        2,089       2,933      77,933       2,721       3,566     78,566
          6                 7,428        2,805       3,480      78,480       3,688       4,363     79,363
          7                 8,891        3,506       4,012      79,012       4,683       5,189     80,189
          8                10,428        4,190       4,528      79,528       5,707       6,044     81,044
          9                12,041        4,858       5,027      80,027       6,759       6,928     81,928
         10                13,735        5,508       5,508      80,508       7,840       7,840     82,840
         11                15,514        6,140       6,140      81,140       8,964       8,964     83,964
         12                17,382        6,752       6,752      81,752      10,128      10,128     85,128
         13                19,343        7,342       7,342      82,342      11,333      11,333     86,333
         14                21,402        7,909       7,909      82,909      12,579      12,579     87,579
         15                23,564        8,454       8,454      83,454      13,868      13,868     88,868
         16                25,834        8,973       8,973      83,973      15,199      15,199     90,199
         17                28,218        9,465       9,465      84,465      16,572      16,572     91,572
         18                30,721        9,930       9,930      84,930      17,988      17,988     92,988
         19                33,349       10,366      10,366      85,366      19,448      19,448     94,448
         20                36,108       10,770      10,770      85,770      20,949      20,949     95,949
       Age 60              72,551       12,214      12,214      87,214      37,685      37,685    112,685
       Age 65              98,630        9,991       9,991      84,991      46,035      46,035    121,035
       Age 70             131,913        4,031       4,031      79,031      52,108      52,108    127,108
       Age 75             174,393            0           0      66,942      52,312      52,312    127,312

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0          705      75,705
          2                 131        1,482      76,482
          3               1,155        2,337      77,337
          4               2,264        3,277      78,277
          5               3,467        4,311      79,311
          6               4,772        5,447      80,447
          7               6,189        6,695      81,695
          8               7,728        8,065      83,065
          9               9,400        9,569      84,569
         10              11,218       11,218      86,218
         11              13,226       13,226      88,226
         12              15,435       15,435      90,435
         13              17,868       17,868      92,868
         14              20,545       20,545      95,545
         15              23,493       23,493      98,493
         16              26,738       26,738     101,738
         17              30,311       30,311     105,311
         18              34,245       34,245     109,245
         19              38,577       38,577     113,577
         20              43,347       43,347     118,347
       Age 60           127,178      127,178     202,178
       Age 65           210,419      210,419     285,419
       Age 70           343,988      343,988     418,988
       Age 75           557,985      557,985     632,985



(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       4,231     250,000           0       4,526    250,000
          2                12,977        1,782       8,340     250,000       2,638       9,196    250,000
          3                19,957        6,591      12,329     250,000       8,281      14,019    250,000
          4                27,285       11,299      16,218     250,000      14,102      19,020    250,000
          5                34,980       15,920      20,019     250,000      20,123      24,221    250,000
          6                43,059       20,459      23,738     250,000      26,358      29,637    250,000
          7                51,543       24,923      27,382     250,000      32,826      35,285    250,000
          8                60,450       29,309      30,949     250,000      39,535      41,175    250,000
          9                69,803       33,612      34,432     250,000      46,491      47,311    250,000
         10                79,624       37,826      37,826     250,000      53,703      53,703    250,000
         11                89,935       42,261      42,261     250,000      61,574      61,574    250,000
         12               100,763       46,579      46,579     250,000      69,786      69,786    250,000
         13               112,131       50,760      50,760     250,000      78,343      78,343    250,000
         14               124,068       54,802      54,802     250,000      87,265      87,265    250,000
         15               136,602       58,702      58,702     250,000      96,578      96,578    250,000
         16               149,763       62,438      62,438     250,000     106,291     106,291    250,000
         17               163,581       66,048      66,048     250,000     116,469     116,469    250,000
         18               178,091       69,526      69,526     250,000     127,144     127,144    250,000
         19               193,326       72,870      72,870     250,000     138,354     138,354    250,000
         20               209,322       76,086      76,086     250,000     150,147     150,147    250,000
       Age 60             136,602       58,702      58,702     250,000      96,578      96,578    250,000
       Age 65             209,322       76,086      76,086     250,000     150,147     150,147    250,000
       Age 70             302,134       89,398      89,398     250,000     219,476     219,476    254,592
       Age 75             420,588       96,940      96,940     250,000     309,178     309,178    330,821

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,822     250,000
          2               3,532       10,090     250,000
          3              10,116       15,854     250,000
          4              17,269       22,187     250,000
          5              25,067       29,166     250,000
          6              33,587       36,866     250,000
          7              42,915       45,375     250,000
          8              53,139       54,778     250,000
          9              64,352       65,172     250,000
         10              76,662       76,662     250,000
         11              90,687       90,687     250,000
         12             106,239      106,239     250,000
         13             123,489      123,489     250,000
         14             142,647      142,647     250,000
         15             163,952      163,952     250,000
         16             187,672      187,672     250,000
         17             214,068      214,068     274,007
         18             243,304      243,304     306,563
         19             275,686      275,686     341,851
         20             311,562      311,562     380,105
       Age 60           163,952      163,952     250,000
       Age 65           311,562      311,562     380,105
       Age 70           557,382      557,382     646,563
       Age 75           967,410      967,410   1,035,129



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,649     250,000           0       3,926    250,000
          2                12,977          631       7,188     250,000       1,415       7,973    250,000
          3                19,957        4,879      10,617     250,000       6,407      12,145    250,000
          4                27,285        9,014      13,932     250,000      11,527      16,445    250,000
          5                34,980       13,031      17,129     250,000      16,775      20,873    250,000
          6                43,059       16,928      20,207     250,000      22,155      25,434    250,000
          7                51,543       20,693      23,152     250,000      27,662      30,121    250,000
          8                60,450       24,315      25,955     250,000      33,291      34,931    250,000
          9                69,803       27,784      28,604     250,000      39,041      39,860    250,000
         10                79,624       31,086      31,086     250,000      44,903      44,903    250,000
         11                89,935       34,513      34,513     250,000      51,255      51,255    250,000
         12               100,763       37,753      37,753     250,000      57,800      57,800    250,000
         13               112,131       40,800      40,800     250,000      64,548      64,548    250,000
         14               124,068       43,646      43,646     250,000      71,512      71,512    250,000
         15               136,602       46,272      46,272     250,000      78,695      78,695    250,000
         16               149,763       48,659      48,659     250,000      86,105      86,105    250,000
         17               163,581       50,788      50,788     250,000      93,753      93,753    250,000
         18               178,091       52,626      52,626     250,000     101,646     101,646    250,000
         19               193,326       54,138      54,138     250,000     109,792     109,792    250,000
         20               209,322       55,283      55,283     250,000     118,206     118,206    250,000
       Age 60             136,602       46,272      46,272     250,000      78,695      78,695    250,000
       Age 65             209,322       55,283      55,283     250,000     118,206     118,206    250,000
       Age 70             302,134       54,173      54,173     250,000     165,569     165,569    250,000
       Age 75             420,588       34,427      34,427     250,000     228,255     228,255    250,000

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,204     250,000
          2               2,236        8,794     250,000
          3               8,071       13,809     250,000
          4              14,375       19,294     250,000
          5              21,195       25,293     250,000
          6              28,586       31,864     250,000
          7              36,600       39,059     250,000
          8              45,297       46,937     250,000
          9              54,751       55,570     250,000
         10              65,036       65,036     250,000
         11              76,719       76,719     250,000
         12              89,618       89,618     250,000
         13             103,889      103,889     250,000
         14             119,709      119,709     250,000
         15             137,280      137,280     250,000
         16             156,839      156,839     250,000
         17             178,665      178,665     250,000
         18             203,079      203,079     255,879
         19             230,113      230,113     285,340
         20             259,908      259,908     317,088
       Age 60           137,280      137,280     250,000
       Age 65           259,908      259,908     317,088
       Age 70           460,576      460,576     534,268
       Age 75           787,287      787,287     842,397



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3


                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       4,231     250,000           0       4,526    250,000
          2                12,977        1,782       8,340     250,000       2,638       9,196    250,000
          3                19,957        6,591      12,329     250,000       8,281      14,019    250,000
          4                27,285       11,299      16,218     250,000      14,102      19,020    250,000
          5                34,980       15,920      20,019     250,000      20,123      24,221    250,000
          6                43,059       20,459      23,738     250,000      26,358      29,637    250,000
          7                51,543       24,923      27,382     250,000      32,826      35,285    250,000
          8                60,450       29,309      30,949     250,000      39,535      41,175    250,000
          9                69,803       33,612      34,432     250,000      46,491      47,311    250,000
         10                79,624       37,826      37,826     250,000      53,703      53,703    250,000
         11                89,935       42,261      42,261     250,000      61,574      61,574    250,000
         12               100,763       46,579      46,579     250,000      69,786      69,786    250,000
         13               112,131       50,760      50,760     250,000      78,343      78,343    250,000
         14               124,068       54,802      54,802     250,000      87,265      87,265    250,000
         15               136,602       58,702      58,702     250,000      96,578      96,578    250,000
         16               149,763       62,438      62,438     250,000     106,291     106,291    250,000
         17               163,581       66,048      66,048     250,000     116,469     116,469    250,000
         18               178,091       69,526      69,526     250,000     127,144     127,144    250,000
         19               193,326       72,870      72,870     250,000     138,354     138,354    250,000
         20               209,322       76,086      76,086     250,000     150,091     150,091    261,869
       Age 60             136,602       58,702      58,702     250,000      96,578      96,578    250,000
       Age 65             209,322       76,086      76,086     250,000     150,091     150,091    261,869
       Age 70             302,134       89,398      89,398     250,000     215,854     215,854    333,932
       Age 75             420,588       96,940      96,940     250,000     294,740     294,740    410,810

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,822     250,000
          2               3,532       10,090     250,000
          3              10,116       15,854     250,000
          4              17,269       22,187     250,000
          5              25,067       29,166     250,000
          6              33,587       36,866     250,000
          7              42,915       45,375     250,000
          8              53,139       54,778     250,000
          9              64,352       65,172     250,000
         10              76,662       76,662     250,000
         11              90,687       90,687     250,000
         12             106,239      106,239     250,000
         13             123,480      123,480     261,147
         14             142,494      142,494     292,786
         15             163,431      163,431     326,389
         16             186,462      186,462     362,098
         17             211,829      211,829     400,182
         18             239,762      239,762     440,858
         19             270,515      270,515     484,381
         20             304,382      304,382     531,066
       Age 60           163,431      163,431     326,389
       Age 65           304,382      304,382     531,066
       Age 70           531,166      531,166     821,727
       Age 75           893,063      893,063   1,244,754



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,649     250,000           0       3,926    250,000
          2                12,977          631       7,188     250,000       1,415       7,973    250,000
          3                19,957        4,879      10,617     250,000       6,407      12,145    250,000
          4                27,285        9,014      13,932     250,000      11,527      16,445    250,000
          5                34,980       13,031      17,129     250,000      16,775      20,873    250,000
          6                43,059       16,928      20,207     250,000      22,155      25,434    250,000
          7                51,543       20,693      23,152     250,000      27,662      30,121    250,000
          8                60,450       24,315      25,955     250,000      33,291      34,931    250,000
          9                69,803       27,784      28,604     250,000      39,041      39,860    250,000
         10                79,624       31,086      31,086     250,000      44,903      44,903    250,000
         11                89,935       34,513      34,513     250,000      51,255      51,255    250,000
         12               100,763       37,753      37,753     250,000      57,800      57,800    250,000
         13               112,131       40,800      40,800     250,000      64,548      64,548    250,000
         14               124,068       43,646      43,646     250,000      71,512      71,512    250,000
         15               136,602       46,272      46,272     250,000      78,695      78,695    250,000
         16               149,763       48,659      48,659     250,000      86,105      86,105    250,000
         17               163,581       50,788      50,788     250,000      93,753      93,753    250,000
         18               178,091       52,626      52,626     250,000     101,646     101,646    250,000
         19               193,326       54,138      54,138     250,000     109,792     109,792    250,000
         20               209,322       55,283      55,283     250,000     118,206     118,206    250,000
       Age 60             136,602       46,272      46,272     250,000      78,695      78,695    250,000
       Age 65             209,322       55,283      55,283     250,000     118,206     118,206    250,000
       Age 70             302,134       54,173      54,173     250,000     165,495     165,495    256,026
       Age 75             420,588       34,427      34,427     250,000     219,216     219,216    305,544

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,204     250,000
          2               2,236        8,794     250,000
          3               8,071       13,809     250,000
          4              14,375       19,294     250,000
          5              21,195       25,293     250,000
          6              28,586       31,864     250,000
          7              36,600       39,059     250,000
          8              45,297       46,937     250,000
          9              54,751       55,570     250,000
         10              65,036       65,036     250,000
         11              76,719       76,719     250,000
         12              89,618       89,618     250,000
         13             103,889      103,889     250,000
         14             119,709      119,709     250,000
         15             137,149      137,149     273,900
         16             156,168      156,168     303,268
         17             176,891      176,891     334,178
         18             199,448      199,448     366,731
         19             223,970      223,970     401,038
         20             250,595      250,595     437,222
       Age 60           137,149      137,149     273,900
       Age 65           250,595      250,595     437,222
       Age 70           421,198      421,198     651,604
       Age 75           671,737      671,737     936,269



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy Face amount or increase in Face Amount.

A limitation on Surrender Charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

The Factors used to compute the maximum surrender charges vary with the issue age, sex (Male, Female, or Unisex) and underwriting class (Smoker or Nonsmoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

    0          N/A     14.39        N/A     13.49        N/A     14.19
    1          N/A     14.36        N/A     13.48        N/A     14.16
    2          N/A     14.50        N/A     13.59        N/A     14.29
    3          N/A     14.65        N/A     13.71        N/A     14.44
    4          N/A     14.83        N/A     13.83        N/A     14.60
    5          N/A     15.01        N/A     13.95        N/A     14.77
    6          N/A     15.21        N/A     14.10        N/A     14.95
    7          N/A     15.41        N/A     14.25        N/A     15.15
    8          N/A     15.64        N/A     14.42        N/A     15.36
    9          N/A     15.87        N/A     14.59        N/A     15.58
   10          N/A     16.12        N/A     14.80        N/A     15.82
   11          N/A     16.38        N/A     14.99        N/A     16.07
   12          N/A     16.65        N/A     15.19        N/A     16.33
   13          N/A     16.93        N/A     15.41        N/A     16.60
   14          N/A     17.20        N/A     15.62        N/A     16.86
   15          N/A     17.49        N/A     15.85        N/A     17.14
   16          N/A     17.79        N/A     16.07        N/A     17.41
   17          N/A     18.06        N/A     16.31        N/A     17.70
   18        16.54     18.36      15.53     16.55      16.33     17.99
   19        16.75     18.67      15.74     16.81      16.55     18.29
   20        16.97     18.99      15.96     17.07      16.77     18.60
   21        17.21     19.34      16.19     17.35      17.00     18.93
   22        17.45     19.71      16.43     17.65      17.25     19.29
   23        17.74     20.10      16.69     17.96      17.53     19.67
   24        18.04     20.52      16.96     18.28      17.82     20.06
   25        18.36     20.94      17.30     18.63      18.14     20.47
   26        18.70     21.40      17.60     18.98      18.47     20.90
   27        19.05     21.87      17.91     19.35      18.82     21.35
   28        19.43     22.37      18.24     19.75      19.19     21.83
   29        19.84     22.92      18.59     20.17      19.58     22.35
   30        20.26     23.49      18.95     20.61      20.00     22.90

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   31        20.71     24.10      19.34     21.07      20.43     23.47
   32        21.19     24.75      19.74     21.57      20.89     24.09
   33        21.69     25.42      20.16     22.08      21.37     24.72
   34        22.21     26.13      20.60     22.60      21.88     25.39
   35        22.77     26.87      21.06     23.15      22.42     26.09
   36        23.29     27.55      21.48     23.65      22.92     26.73
   37        23.83     28.28      21.93     24.17      23.44     27.41
   38        24.40     29.03      22.40     24.73      23.99     28.12
   39        25.01     29.83      22.89     25.32      24.57     28.87
   40        25.66     30.67      23.41     25.93      25.19     29.66
   41        26.34     31.56      23.96     26.57      25.85     30.49
   42        27.07     32.50      24.54     27.24      26.54     31.37
   43        27.83     33.48      25.15     27.92      27.28     32.29
   44        28.65     34.53      25.79     28.63      28.05     33.25
   45        29.51     35.62      26.47     29.38      28.88     34.27
   46        30.41     36.79      27.18     30.16      29.73     35.34
   47        31.36     37.99      27.92     30.99      30.64     36.46
   48        32.35     39.22      28.71     31.85      31.58     37.60
   49        33.39     40.50      29.54     32.75      32.58     38.78
   50        34.48     41.83      30.41     33.70      33.62     40.01
   51        35.65     43.21      31.35     34.72      34.74     41.30
   52        36.90     44.65      32.34     35.79      35.93     42.64
   53        38.22     46.24      33.39     36.94      37.19     44.11
   54        39.63     47.92      34.50     38.14      38.53     45.67
   55        41.12     49.69      35.69     39.42      39.95     47.30
   56        42.59     51.44      36.88     40.72      41.35     48.92
   57        44.14     53.27      38.15     42.11      42.83     50.62
   58        45.76     53.32      39.51     43.62      44.39     52.38
   59        47.46     52.99      40.94     45.21      46.02     53.32
   60        49.24     52.66      42.45     46.88      47.73     53.00
   61        51.06     52.46      44.02     48.60      49.48     52.79
   62        52.98     52.25      45.67     50.43      51.33     52.56
   63        52.83     52.05      47.43     52.30      53.09     52.35
   64        52.48     51.85      49.30     53.06      52.76     52.14
   65        52.13     51.65      51.29     52.75      52.42     51.91
   66        52.02     51.55      53.43     52.69      52.32     51.83
   67        51.91     51.45      53.35     52.61      52.21     51.74
   68        51.80     51.36      53.25     52.53      52.10     51.65
   69        51.68     51.25      53.15     52.45      51.99     51.56
   70        51.56     51.15      53.04     52.36      51.87     51.46
   71        51.42     51.04      52.90     52.21      51.74     51.35
   72        51.28     50.92      52.76     52.07      51.60     51.23
   73        51.14     50.80      52.62     51.94      51.46     51.11
   74        50.99     50.68      52.46     51.80      51.31     50.99
   75        50.84     50.57      52.30     51.65      51.16     50.87
   76        50.68     50.43      52.14     51.50      51.01     50.74
   77        50.52     50.28      51.96     51.35      50.84     50.59
   78        50.36     50.14      51.79     51.19      50.68     50.44
   79        50.20     49.99      51.60     51.04      50.51     50.29

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   80        50.03     49.83      51.42     50.89      50.35     50.14
   81        49.88     49.70      51.22     50.73      50.18     50.00
   82        49.72     49.57      51.03     50.58      50.02     49.85
   83        49.56     49.42      50.83     50.42      49.85     49.70
   84        49.41     49.28      50.63     50.22      49.68     49.54
   85        49.24     49.13      50.42     50.01      49.51     49.36

                                    EXAMPLES

For the purpose of these examples, assume that a male, age 35, non-smoker purchases a $100,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $2,279.00 (22.79 x 100).

Example 1:

Assume the Policy Owner surrenders the Policy in the 10th Policy month. The surrender charge is $2,279.00.

Example 2:

Assume the Policy Owner surrenders the Policy in the 61st policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $1,012.79

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, Monthly Insurance Protection charges and surrender charges. We take a representative Policy owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                        10 Years
                                                   One-Year                             or Life
                                                    Total                5           of Sub-Account
Underlying Fund                                     Return             Years           (if less)
----------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                                N/A               N/A           -100.00%
Select International Equity Fund                       -100.00%               N/A            -15.81%
T. Rowe Price International Stock Portfolio            -100.00%               N/A            -18.33%
Select Aggressive Growth Fund                          -100.00%            -8.50%              2.55%
Select Capital Appreciation Fund                       -100.00%               N/A            -19.47%
Select Value Opportunity Fund                          -100.00%           -10.93%             -4.74%
Select Growth Fund                                     -100.00%             0.32%              3.77%
Select Strategic Growth Fund                                N/A               N/A           -100.00%
Fidelity VIP Growth Portfolio                          -100.00%            -0.17%             11.31%
Select Growth and Income Fund                          -100.00%            -4.96%             -0.44%
Fidelity VIP Equity-Income Portfolio                   -100.00%            -3.78%              7.29%
Fidelity VIP High Income Portfolio                     -100.00%           -54.28%              2.41%
Select Income Fund                                     -100.00%           -59.59%            -11.27%
Money Market Fund                                      -100.00%           -61.26%             -3.57%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 8/21/92 for Select Income, Select Growth and Income, Select Growth, and Select Aggressive Growth; 4/30/93 for Select Value Opportunity; 3/31/94 for T. Rowe Price International Stock; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. The data does NOT reflect monthly charges under the Policy or surrender charges. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                  10 Years
                                                      One-Year                     or Life
                                                       Total           5       of Sub-Account
Underlying Fund                                        Return        Years        (if less)
----------------------------------------------------------------------------------------------
Select Emerging Markets Fund                                  N/A       N/A            -21.46%
Select International Equity Fund                           16.48%       N/A             12.26%
T. Rowe Price International Stock Portfolio                15.86%       N/A              9.66%
Select Aggressive Growth Fund                              10.56%    14.99%             18.11%
Select Capital Appreciation Fund                           13.88%       N/A             20.37%
Select Value Opportunity Fund                               4.87%    13.09%             14.71%
Select Growth Fund                                         35.44%    22.15%             19.18%
Select Strategic Growth Fund                                  N/A       N/A             -2.47%
Fidelity VIP Growth Portfolio                              39.49%    21.74%             19.41%
Select Growth and Income Fund                              16.43%    17.82%             15.53%
Fidelity VIP Equity-Income Portfolio                       11.63%    18.77%             15.62%
Fidelity VIP High Income Portfolio                         -4.33%     8.80%             11.08%
Select Income Fund                                          6.83%     6.05%              6.56%
Money Market Fund                                           5.51%     5.22%              5.62%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 8/21/92 for Select Income, Select Growth and Income, Select Growth, and Select Aggressive Growth; 4/30/93 for Select Value Opportunity; 3/31/94 for T. Rowe Price International Stock; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   APPENDIX G
                            MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The Factors used to compute the monthly expense charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT

  Age at
 issue or       Male       Male     Female     Female    Unisex     Unisex
 increase     Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
 --------     ---------   ------   ---------   ------   ---------   ------

     0            N/A     $0.11        N/A     $0.08        N/A     $0.10
     1            N/A     $0.11        N/A     $0.08        N/A     $0.11
     2            N/A     $0.12        N/A     $0.08        N/A     $0.11
     3            N/A     $0.12        N/A     $0.08        N/A     $0.11
     4            N/A     $0.12        N/A     $0.09        N/A     $0.11
     5            N/A     $0.12        N/A     $0.09        N/A     $0.12
     6            N/A     $0.13        N/A     $0.09        N/A     $0.12
     7            N/A     $0.13        N/A     $0.09        N/A     $0.12
     8            N/A     $0.13        N/A     $0.09        N/A     $0.12
     9            N/A     $0.14        N/A     $0.10        N/A     $0.13
    10            N/A     $0.14        N/A     $0.10        N/A     $0.13
    11            N/A     $0.14        N/A     $0.10        N/A     $0.13
    12            N/A     $0.14        N/A     $0.11        N/A     $0.14
    13            N/A     $0.15        N/A     $0.11        N/A     $0.14
    14            N/A     $0.15        N/A     $0.11        N/A     $0.14
    15            N/A     $0.15        N/A     $0.11        N/A     $0.15
    16            N/A     $0.16        N/A     $0.12        N/A     $0.15
    17            N/A     $0.16        N/A     $0.12        N/A     $0.15
    18          $0.12     $0.16      $0.11     $0.12      $0.12     $0.16
    19          $0.13     $0.17      $0.11     $0.13      $0.12     $0.16
    20          $0.13     $0.17      $0.12     $0.13      $0.13     $0.16
    21          $0.13     $0.17      $0.12     $0.13      $0.13     $0.17
    22          $0.14     $0.18      $0.12     $0.14      $0.13     $0.17
    23          $0.14     $0.18      $0.12     $0.14      $0.14     $0.17
    24          $0.15     $0.19      $0.13     $0.15      $0.14     $0.18
    25          $0.15     $0.19      $0.13     $0.15      $0.15     $0.18
    26          $0.15     $0.19      $0.13     $0.15      $0.15     $0.19
    27          $0.16     $0.20      $0.14     $0.16      $0.15     $0.19
    28          $0.16     $0.20      $0.14     $0.16      $0.16     $0.19
    29          $0.17     $0.21      $0.14     $0.17      $0.16     $0.20
    30          $0.17     $0.21      $0.15     $0.17      $0.17     $0.20
    31          $0.17     $0.21      $0.15     $0.17      $0.17     $0.21
    32          $0.18     $0.22      $0.15     $0.18      $0.17     $0.21
    33          $0.18     $0.22      $0.15     $0.18      $0.18     $0.21
    34          $0.19     $0.23      $0.16     $0.19      $0.18     $0.22
    35          $0.19     $0.23      $0.16     $0.19      $0.18     $0.22
    36          $0.21     $0.25      $0.17     $0.21      $0.20     $0.24
    37          $0.22     $0.27      $0.19     $0.22      $0.21     $0.26
    38          $0.24     $0.29      $0.20     $0.24      $0.23     $0.28
    39          $0.25     $0.31      $0.21     $0.25      $0.24     $0.29

  Age at
 issue or       Male       Male     Female     Female    Unisex     Unisex
 increase     Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
 --------     ---------   ------   ---------   ------   ---------   ------
    40          $0.27     $0.33      $0.23     $0.27      $0.26     $0.31
    41          $0.28     $0.34      $0.24     $0.28      $0.27     $0.33
    42          $0.30     $0.36      $0.25     $0.30      $0.29     $0.35
    43          $0.31     $0.38      $0.26     $0.31      $0.30     $0.37
    44          $0.33     $0.40      $0.28     $0.33      $0.32     $0.39
    45          $0.34     $0.42      $0.29     $0.34      $0.33     $0.40
    46          $0.36     $0.44      $0.30     $0.36      $0.35     $0.42
    47          $0.38     $0.46      $0.32     $0.37      $0.36     $0.44
    48          $0.39     $0.48      $0.33     $0.39      $0.38     $0.46
    49          $0.41     $0.50      $0.35     $0.40      $0.40     $0.48
    50          $0.43     $0.52      $0.36     $0.42      $0.42     $0.50
    51          $0.44     $0.54      $0.37     $0.43      $0.43     $0.52
    52          $0.46     $0.56      $0.38     $0.45      $0.44     $0.53
    53          $0.47     $0.57      $0.40     $0.46      $0.46     $0.55
    54          $0.49     $0.59      $0.41     $0.48      $0.47     $0.57
    55          $0.50     $0.61      $0.42     $0.49      $0.48     $0.59
    56          $0.53     $0.65      $0.45     $0.52      $0.51     $0.62
    57          $0.56     $0.69      $0.47     $0.55      $0.55     $0.66
    58          $0.60     $0.72      $0.50     $0.58      $0.58     $0.70
    59          $0.63     $0.76      $0.52     $0.61      $0.61     $0.73
    60          $0.66     $0.80      $0.55     $0.64      $0.64     $0.77
    61          $0.70     $0.82      $0.58     $0.67      $0.68     $0.79
    62          $0.74     $0.83      $0.61     $0.71      $0.71     $0.81
    63          $0.78     $0.85      $0.64     $0.74      $0.75     $0.83
    64          $0.82     $0.86      $0.67     $0.78      $0.79     $0.85
    65          $0.86     $0.88      $0.70     $0.81      $0.83     $0.87
    66          $0.86     $0.88      $0.70     $0.80      $0.83     $0.86
    67          $0.86     $0.87      $0.69     $0.80      $0.82     $0.86
    68          $0.85     $0.87      $0.69     $0.79      $0.82     $0.85
    69          $0.85     $0.86      $0.68     $0.79      $0.82     $0.85
70 and Over     $0.85     $0.86      $0.68     $0.78      $0.82     $0.84


                                    EXAMPLES

For a male, age 35, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $19 ($0.19 x 100)

For a male, age 50, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $43 ($0.43 x 100)

For a male, age 65, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $86 ($0.86 x 100)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                              (UNAUDITED)           (UNAUDITED)
                                                             QUARTER ENDED       NINE MONTHS ENDED
                                                             SEPTEMBER 30,         SEPTEMBER 30,
                                                          -------------------   -------------------
(IN MILLIONS)                                               1999       1998       1999       1998
-------------                                             --------   --------   --------   --------
REVENUES
    Premiums............................................   $  0.1     $--        $  0.3     $  0.4
    Universal life and investment product policy fees...     83.6       67.7      240.3      195.7
    Net investment income...............................     38.5       38.7      112.7      113.5
    Net realized investment (losses) gains..............     (2.5)      (2.7)      (7.1)      19.5
    Other income........................................     18.0        0.4       17.6        0.3
                                                           ------     ------     ------     ------
        Total revenues..................................    137.7      104.1      363.8      329.4
                                                           ------     ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..........................................     39.7       32.7      130.0      114.5
    Policy acquisition expenses.........................     15.0       13.3       33.5       45.0
    Sales practice litigation expense...................    --          21.0      --          21.0
    Other operating expenses............................     40.9       22.6       96.2       72.5
                                                           ------     ------     ------     ------
        Total benefits, losses and expenses.............     95.6       89.6      259.7      253.0
                                                           ------     ------     ------     ------
Income from continuing operations before federal income
 taxes..................................................     42.1       14.5      104.1       76.4
                                                           ------     ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.............................................     (3.7)       1.5        0.6       19.0
    Deferred............................................     18.5        1.7       35.9        5.9
                                                           ------     ------     ------     ------
        Total federal income tax expense................     14.8        3.2       36.5       24.9
                                                           ------     ------     ------     ------
Net income..............................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                           ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

                                                               (UNAUDITED)
                                                              SEPTEMBER 30,   DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                              1999            1998
------------------------------------                          -------------   ------------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,283.2 and $1,284.6)................................    $ 1,272.3       $ 1,330.4
    Equity securities at fair value (cost of $35.2 and
      $27.4)................................................         35.0            31.8
    Mortgage loans..........................................        220.3           230.0
    Real estate.............................................         14.7            14.5
    Policy loans............................................        161.4           151.5
    Other long term investments.............................          9.2             9.1
                                                                ---------       ---------
        Total investments...................................      1,712.9         1,767.3
                                                                ---------       ---------
  Cash and cash equivalents.................................        231.1           217.9
  Accrued investment income.................................         31.7            33.5
  Premiums, accounts and notes receivable...................         (0.9)        --
  Reinsurance receivables on paid and unpaid losses,
    benefits and unearned premiums..........................        285.5           308.0
  Deferred policy acquisition costs.........................      1,104.6           950.5
  Premiums, accounts and notes receivable...................          3.8             4.8
  Other assets..............................................         75.9            46.9
  Separate account assets...................................     12,464.3        11,020.4
                                                                ---------       ---------
        Total assets........................................    $15,909.8       $14,349.3
                                                                =========       =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................    $ 2,327.1       $ 2,284.8
    Outstanding claims, losses..............................         17.2            17.9
    Unearned premiums.......................................          2.7             2.7
    Contractholder deposit funds and other policy
      liabilities...........................................         45.8            38.1
                                                                ---------       ---------
        Total policy liabilities and accruals...............      2,392.8         2,343.5
                                                                ---------       ---------
  Expenses and taxes payable................................        168.8           146.2
  Reinsurance premiums payable..............................         13.3            50.5
  Deferred federal income taxes.............................        101.7            78.8
  Separate account liabilities..............................     12,463.7        11,020.4
                                                                ---------       ---------
        Total liabilities...................................     15,140.3        13,639.4
                                                                ---------       ---------
  Commitments and contingencies (Note 5)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,526 and 2,525 shares issued...........................          2.5             2.5
  Additional paid-in capital................................        423.7           407.9
  Accumulated other comprehensive income....................          0.1            24.1
  Retained earnings.........................................        343.0           275.4
                                                                ---------       ---------
        Total shareholder's equity..........................        769.3           709.9
                                                                ---------       ---------
        Total liabilities and shareholder's equity..........    $15,909.8       $14,349.3
                                                                =========       =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
COMMON STOCK................................................   $  2.5     $  2.5
                                                               ------     ------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    407.9      386.9
    Issuance of common stock................................     15.8        8.0
                                                               ------     ------
    Balance at end of period................................    423.7      394.9
                                                               ------     ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net Unrealized Appreciation on Investments..............
    Balance at beginning of period..........................     24.1       38.5
    Net depreciation on available-for-sale securities.......    (36.9)     (18.9)
    Benefit for deferred federal income taxes...............     12.9        6.6
                                                               ------     ------
    Other comprehensive loss................................    (24.0)     (12.3)
                                                               ------     ------
    Balance at end of period................................      0.1       26.2
                                                               ------     ------
RETAINED EARNINGS
    Balance at beginning of period..........................    275.5      213.1
    Net income..............................................     67.6       51.5
                                                               ------     ------
    Balance at end of period................................    343.0      264.6
                                                               ------     ------
        Total shareholder's equity..........................   $769.3     $688.2
                                                               ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                (UNAUDITED)           (UNAUDITED)
                                                               QUARTER ENDED       NINE MONTHS ENDED
                                                               SEPTEMBER 30,         SEPTEMBER 30,
                                                            -------------------   -------------------
(IN MILLIONS)                                                 1999       1998       1999       1998
-------------                                               --------   --------   --------   --------
Net Income................................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                             ------     ------     ------     ------
Other comprehensive income:
    Net depreciation on available-for-sale securities.....     (8.0)      (9.8)     (36.9)     (18.9)
    Benefit for deferred federal income taxes.............      2.8        3.4       12.9        6.6
                                                             ------     ------     ------     ------
        Other comprehensive loss..........................     (5.2)      (6.4)     (24.0)     (12.3)
                                                             ------     ------     ------     ------
    Comprehensive income..................................   $ 22.1     $  4.9     $ 43.6     $ 39.2
                                                             ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  67.6    $  51.5
    Adjustments to reconcile net income to net cash provided
      by (used in) operating activities:
        Net realized gains (losses).........................      7.1      (19.5)
        Net amortization and depreciation...................     (1.6)      (5.9)
        Sales practice litigation expense...................    --          21.0
        Deferred federal income taxes.......................     35.9        5.9
        Change in deferred acquisition costs................   (126.1)    (140.1)
        Change in premiums and notes receivable, net of
          reinsurance.......................................    (36.2)      31.3
        Change in accrued investment income.................      1.7        2.9
        Change in policy liabilities and accruals, net......     48.3      154.2
        Change in reinsurance receivable....................     22.5      (61.3)
        Change in expenses and taxes payable................      9.7       (3.5)
        Separate account activity, net......................     (0.6)       1.6
        Other, net..........................................    (28.5)     (25.4)
                                                              -------    -------
            Net cash provided by (used in) operating
              activities....................................      9.6       12.7
                                                              -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    241.1      145.9
    Proceeds from disposals of equity securities............     18.0       42.1
    Proceeds from disposals of other investments............      0.4       12.5
    Proceeds from mortgages matured or collected............     22.7       55.3
    Purchase of available-for-sale fixed maturities.........   (253.2)     (77.6)
    Purchase of equity securities...........................     (6.4)     (29.4)
    Purchase of other investments...........................    (23.2)     (62.7)
    Other investing activities (net)........................      0.2       (0.7)
                                                              -------    -------
        Net cash provided by investing activities...........      (.4)      85.4
                                                              -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....      4.0        8.0
                                                              -------    -------
        Net cash provided by financing activities...........      4.0        8.0
                                                              -------    -------
Net change in cash and cash equivalents.....................     13.2      106.0
Cash and cash equivalents, beginning of period..............    217.9       31.1
                                                              -------    -------
Cash and cash equivalents, end of period....................  $ 231.1    $ 137.1
                                                              =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of AFLIAC, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"), include the accounts of its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO") until SMAFCO contributed AFLIAC to FAFLIC on July 1, 1999. All significant intercompany accounts and transactions have been eliminated.

The interim consolidated financial statements of AFLIAC include the accounts of Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc. These wholly-owned non-insurance subsidiaries were transferred to AFLIAC on July 1, 1999 from SMAFCO. The results of operations for the subsidiaries are included in the three months ended September 30, 1999. The financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 1998 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 had no effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

3.  SIGNIFICANT TRANSACTIONS

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly-owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the four subsidiaries transferred from SMAFCO to AFLIAC on July 1, 1999 was $11.8 million. SMAFCO received one share of common stock in return for transferring the subsidiaries to AFLIAC. For the three months ended September 30, 1999, the subsidiaries of AFLIAC had total revenue of $16.6 million and total benefits, losses and expenses of $11.5 million.

During 1998, SMAFCO contributed $21.0 million of additional paid-in capital to the Company. SMAFCO contributed $4.0 million of additional paid-in capital to the Company in the second quarter of 1999.

4.  FEDERAL INCOME TAXES

Federal income tax expense for the nine months ended September 30, 1999 and 1998, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

5.  COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims and the estimate may be revised based on an amount of reimbursement actually tendered by AFLIAC's insurance carriers and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
REVENUES
    Premiums................................................   $  0.5     $ 22.8     $ 32.7
    Universal life and investment product policy fees.......    267.4      212.2      176.2
    Net investment income...................................    151.3      164.2      171.7
    Net realized investment gains (losses)..................     20.0        2.9       (3.6)
    Other income............................................      0.6        1.4        0.9
                                                               ------     ------     ------
        Total revenues......................................    439.8      403.5      377.9
                                                               ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................    153.9      187.8      192.6
    Policy acquisition expenses.............................     64.6        2.8       49.9
    Sales practice litigation...............................     21.0      --         --
    Loss from cession of disability income business.........    --          53.9      --
    Other operating expenses................................    104.1      101.3       86.6
                                                               ------     ------     ------
        Total benefits, losses and expenses.................    343.6      345.8      329.1
                                                               ------     ------     ------
Income before federal income taxes..........................     96.2       57.7       48.8
                                                               ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................     22.1       13.9       26.9
    Deferred................................................     11.8        7.1       (9.8)
                                                               ------     ------     ------
        Total federal income tax expense....................     33.9       21.0       17.1
                                                               ------     ------     ------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1998        1997
-------------                                                 ---------   ---------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,284.6 and $1,340.5)................................  $ 1,330.4   $ 1,402.5
    Equity securities at fair value (cost of $27.4 and
      $34.4)................................................       31.8        54.0
    Mortgage loans..........................................      230.0       228.2
    Real estate.............................................       14.5        12.0
    Policy loans............................................      151.5       140.1
    Other long-term investments.............................        9.1        20.3
                                                              ---------   ---------
        Total investments...................................    1,767.3     1,857.1
                                                              ---------   ---------
  Cash and cash equivalents.................................      217.9        31.1
  Accrued investment income.................................       33.5        34.2
  Deferred policy acquisition costs.........................      950.5       765.3
  Reinsurance receivables on paid and unpaid losses, future
    policy benefits and unearned premiums...................      308.0       251.1
  Other assets..............................................       46.9        10.7
  Separate account assets...................................   11,020.4     7,567.3
                                                              ---------   ---------
        Total assets........................................  $14,344.5   $10,516.8
                                                              =========   =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,284.8   $ 2,097.3
    Outstanding claims, losses and loss adjustment
      expenses..............................................       17.9        18.5
    Unearned premiums.......................................        2.7         1.8
    Contractholder deposit funds and other policy
      liabilities...........................................       38.1        32.5
                                                              ---------   ---------
        Total policy liabilities and accruals...............    2,343.5     2,150.1
                                                              ---------   ---------
  Expenses and taxes payable................................      146.2        77.6
  Reinsurance premiums payable..............................       45.7         4.9
  Deferred federal income taxes.............................       78.8        75.9
  Separate account liabilities..............................   11,020.4     7,567.3
                                                              ---------   ---------
        Total liabilities...................................   13,634.6     9,875.8
                                                              ---------   ---------
  Commitments and contingencies (Note 12)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,524 and 2,521 shares issued and outstanding...........        2.5         2.5
  Additional paid-in capital................................      407.9       386.9
  Accumulated other comprehensive income....................       24.1        38.5
  Retained earnings.........................................      275.4       213.1
                                                              ---------   ---------
        Total shareholder's equity..........................      709.9       641.0
                                                              ---------   ---------
        Total liabilities and shareholder's equity..........  $14,344.5   $10,516.8
                                                              =========   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
COMMON STOCK................................................  $   2.5    $   2.5    $   2.5
                                                              -------    -------    -------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    386.9      346.3      324.3
    Issuance of common stock................................     21.0       40.6       22.0
                                                              -------    -------    -------
    Balance at end of period................................    407.9      386.9      346.3
                                                              -------    -------    -------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net unrealized appreciation on investments:
    Balance at beginning of period..........................     38.5       20.5       23.8
    Appreciation (depreciation) during the period:
        Net (depreciation) appreciation on
          available-for-sale securities.....................    (23.4)      27.0       (5.1)
        Benefit (provision) for deferred federal income
          taxes.............................................      9.0       (9.0)       1.8
                                                              -------    -------    -------
                                                                (14.4)      18.0       (3.3)
                                                              -------    -------    -------
    Balance at end of period................................     24.1       38.5       20.5
                                                              -------    -------    -------
RETAINED EARNINGS
    Balance at beginning of period..........................    213.1      176.4      144.7
    Net income..............................................     62.3       36.7       31.7
                                                              -------    -------    -------
    Balance at end of period................................    275.4      213.1      176.4
                                                              -------    -------    -------
        Total shareholder's equity..........................  $ 709.9    $ 641.0    $ 545.7
                                                              =======    =======    =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
Other comprehensive income:
    Net (depreciation) appreciation on available-for-sale
      securities............................................    (23.4)      27.0       (5.1)
    Benefit (provision) for deferred federal income taxes...      9.0       (9.0)       1.8
                                                               ------     ------     ------
        Other comprehensive income..........................    (14.4)      18.0       (3.3)
                                                               ------     ------     ------
    Comprehensive income....................................     47.9     $ 54.7     $ 28.4
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  62.3    $  36.7    $  31.7
    Adjustments to reconcile net income to net cash used in
      operating activities:
        Net realized gains..................................    (20.0)      (2.9)       3.6
        Net amortization and depreciation...................     (7.1)     --           3.5
        Sales practice litigation expense...................     21.0
        Loss from cession of disability income business.....    --          53.9      --
        Deferred federal income taxes.......................     11.8        7.1       (9.8)
        Payment related to cession of disability income
          business..........................................    --        (207.0)     --
        Change in deferred acquisition costs................   (177.8)    (181.3)     (66.8)
        Change in reinsurance premiums payable..............     40.8        3.9       (0.2)
        Change in accrued investment income.................      0.7        3.5        1.2
        Change in policy liabilities and accruals, net......    193.1      (72.4)     (39.9)
        Change in reinsurance receivable....................    (56.9)      22.1       (1.5)
        Change in expenses and taxes payable................     55.4        0.2       32.3
        Separate account activity, net......................     (0.5)       1.6        8.0
        Other, net..........................................    (28.0)      (8.7)       2.3
                                                              -------    -------    -------
            Net cash provided by (used in) operating
              activities....................................     94.8     (343.3)     (35.6)
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    187.0      909.7      809.4
    Proceeds from disposals of equity securities............     53.3        2.4        1.5
    Proceeds from disposals of other investments............     22.7       23.7       17.4
    Proceeds from mortgages matured or collected............     60.1       62.9       34.0
    Purchase of available-for-sale fixed maturities.........   (136.0)    (579.7)    (795.8)
    Purchase of equity securities...........................    (30.6)      (3.2)     (13.2)
    Purchase of other investments...........................    (22.7)      (9.0)     (13.9)
    Purchase of mortgages...................................    (58.9)     (70.4)     (22.3)
    Other investing activities, net.........................     (3.9)     --          (2.0)
                                                              -------    -------    -------
        Net cash provided by investing activities...........     71.0      336.4       15.1
                                                              -------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....     21.0       19.2       22.0
                                                              -------    -------    -------
        Net cash provided by financing activities...........     21.0       19.2       22.0
                                                              -------    -------    -------
Net change in cash and cash equivalents.....................    186.8       12.3        1.5
Cash and cash equivalents, beginning of period..............     31.1       18.8       17.3
                                                              -------    -------    -------
Cash and cash equivalents, end of period....................  $ 217.9    $  31.1    $  18.8
                                                              =======    =======    =======
SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid...........................................  $   0.6    $ --       $   3.4
    Income taxes paid.......................................  $  36.2    $   5.4    $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                         1998
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $    5.8       $ 0.8        $--       $    6.6
States and political subdivisions.................       2.7         0.2        --             2.9
Foreign governments...............................      48.8         1.6          1.5         48.9
Corporate fixed maturities........................   1,096.0        58.0         17.7      1,136.3
Mortgage-backed securities........................     131.3         5.8          1.4        135.7
                                                    --------       -----        -----     --------
Total fixed maturities............................  $1,284.6       $66.4        $20.6     $1,330.4
                                                    ========       =====        =====     ========
Equity securities.................................  $   27.4       $ 8.9        $ 4.5     $   31.8
                                                    ========       =====        =====     ========

                                                                              1997
                                                         ----------------------------------------------
                                                                       GROSS        GROSS
DECEMBER 31,                                             AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                            COST (1)      GAINS        LOSSES      VALUE
-------------                                            ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and agency
 securities.........................................     $    6.3       $ 0.5        $--       $    6.8
States and political subdivisions...................          2.8         0.2        --             3.0
Foreign governments.................................         50.1         2.0        --            52.1
Corporate fixed maturities..........................      1,147.5        58.7          3.3      1,202.9
Mortgage-backed securities..........................        133.8         5.2          1.3        137.7
                                                         --------       -----        -----     --------
Total fixed maturities..............................     $1,340.5       $66.6        $ 4.6     $1,402.5
                                                         ========       =====        =====     ========
Equity securities...................................     $   34.4       $19.9        $ 0.3     $   54.0
                                                         ========       =====        =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
-------------                                                 ---------   --------
Due in one year or less.....................................  $   97.7    $   98.9
Due after one year through five years.......................     269.1       278.3
Due after five years through ten years......................     638.2       658.5
Due after ten years.........................................     279.6       294.7
                                                              --------    --------
Total.......................................................  $1,284.6    $1,330.4
                                                              ========    ========

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM     GROSS      GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES    GAINS      LOSSES
-------------                                                 ---------------   --------   --------
1998
Fixed maturities............................................        $ 60.0       $ 2.0      $ 2.0
Equity securities...........................................        $ 52.6       $17.5      $ 0.9

1997
Fixed maturities............................................        $702.9       $11.4      $ 5.0
Equity securities...........................................        $  1.3       $ 0.5      $--

1996
Fixed maturities............................................        $496.6       $ 4.3      $ 8.3
Equity securities...........................................        $  1.5       $ 0.4      $ 0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1998
Net appreciation, beginning of year........................    $ 22.1        $ 16.4        $ 38.5
                                                               ------        ------        ------
Net depreciation on available-for-sale securities..........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       7.1        --               7.1
Benefit from deferred federal income taxes.................       3.2           5.8           9.0
                                                               ------        ------        ------
                                                                 (5.9)         (8.5)        (14.4)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 16.2        $  7.9        $ 24.1
                                                               ======        ======        ======

1997
Net appreciation, beginning of year........................    $ 12.7        $  7.8        $ 20.5
                                                               ------        ------        ------
Net appreciation on available-for-sale securities..........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............      (9.8)       --              (9.8)
Provision for deferred federal income taxes................      (5.1)         (3.9)         (9.0)
                                                               ------        ------        ------
                                                                  9.4           8.6          18.0
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 22.1        $ 16.4        $ 38.5
                                                               ======        ======        ======

1996
Net appreciation, beginning of year........................    $ 20.4        $  3.4        $ 23.8
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       9.0        --               9.0
Benefit (provision) for deferred federal income taxes......       4.1          (2.3)          1.8
                                                               ------        ------        ------
                                                                 (7.7)          4.4          (3.3)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 12.7        $  7.8        $ 20.5
                                                               ======        ======        ======

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Mortgage loans..............................................   $230.0     $228.2
Real estate held for sale...................................     14.5       12.0
                                                               ------     ------
Total mortgage loans and real estate........................   $244.5     $240.2
                                                               ======     ======

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Property type:
  Office building...........................................   $129.2     $101.7
  Residential...............................................     18.9       19.3
  Retail....................................................     37.4       42.2
  Industrial/warehouse......................................     59.2       61.9
  Other.....................................................      3.1       24.5
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Geographic region:
  South Atlantic............................................   $ 55.5     $ 68.7
  Pacific...................................................     80.0       56.6
  East North Central........................................     41.4       61.4
  Middle Atlantic...........................................     22.5       29.8
  West South Central........................................      6.7        6.9
  New England...............................................     26.9       12.4
  Other.....................................................     14.8       13.8
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

At December 31, 1998, scheduled mortgage loan maturities were as follows:
1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 --
$11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                   BALANCE AT                              BALANCE AT
(IN MILLIONS)                                      JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
-------------                                      ----------   ----------   ----------   ------------
1998
Mortgage loans...................................     $ 9.4        $(4.5)       $1.6          $ 3.3
                                                      =====        =====        ====          =====
1997
Mortgage loans...................................     $ 9.5        $ 1.1        $1.2          $ 9.4
Real estate......................................       1.7          3.7         5.4         --
                                                      -----        -----        ----          -----
    Total........................................     $11.2        $ 4.8        $6.6          $ 9.4
                                                      =====        =====        ====          =====
1996
Mortgage loans...................................     $12.5        $ 4.5        $7.5          $ 9.5
Real estate......................................       2.1        --            0.4            1.7
                                                      -----        -----        ----          -----
    Total........................................     $14.6        $ 4.5        $7.9          $11.2
                                                      =====        =====        ====          =====

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $107.7     $130.0     $137.2
Mortgage loans..............................................     25.5       20.4       22.0
Equity securities...........................................      0.3        1.3        0.7
Policy loans................................................     11.7       10.8       10.2
Real estate.................................................      3.3        3.9        6.2
Other long-term investments.................................      1.5        1.0        0.8
Short-term investments......................................      4.2        1.4        1.4
                                                               ------     ------     ------
Gross investment income.....................................    154.2      168.8      178.5
Less investment expenses....................................     (2.9)      (4.6)      (6.8)
                                                               ------     ------     ------
Net investment income.......................................   $151.3     $164.2     $171.7
                                                               ======     ======     ======

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $ (6.1)    $  3.0     $ (3.3)
Mortgage loans..............................................      8.0       (1.1)      (3.2)
Equity securities...........................................     15.7        0.5        0.3
Real estate.................................................      2.4       (1.5)       2.5
Other.......................................................    --           2.0        0.1
                                                               ------     ------     ------
Net realized investment gains (losses)......................   $ 20.0     $  2.9     $ (3.6)
                                                               ======     ======     ======

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................   $ (8.2)    $ 20.3     $(5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2        2.3      (2.0)
                                                               ------     ------     -----
Other comprehensive income..................................   $(14.4)    $ 18.0     $(3.3)
                                                               ======     ======     =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                           1998                  1997
                                                    -------------------   -------------------
DECEMBER 31,                                        CARRYING     FAIR     CARRYING     FAIR
(IN MILLIONS)                                        VALUE      VALUE      VALUE      VALUE
-------------                                       --------   --------   --------   --------
FINANCIAL ASSETS
  Cash and cash equivalents.......................  $  217.9   $  217.9   $   31.1   $   31.1
  Fixed maturities................................   1,330.4    1,330.4    1,402.5    1,402.5
  Equity securities...............................      31.8       31.8       54.0       54.0
  Mortgage loans..................................     230.0      241.9      228.2      239.8
  Policy loans....................................     151.5      151.5      140.1      140.1
                                                    --------   --------   --------   --------
                                                    $1,961.6   $1,973.5   $1,855.9   $1,867.5
                                                    ========   ========   ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts..............  $1,069.4   $1,034.6   $  876.0   $  850.6
  Supplemental contracts without life
    Contingencies.................................      16.6       16.6       15.3       15.3
                                                    --------   --------   --------   --------
                                                    $1,086.0   $1,051.2   $  891.3   $  865.9
                                                    ========   ========   ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Federal income tax expense (benefit)
  Current...................................................   $22.1      $13.9      $26.9
  Deferred..................................................    11.8        7.1       (9.8)
                                                               -----      -----      -----
Total.......................................................   $33.9      $21.0      $17.1
                                                               =====      =====      =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(205.1)   $(175.8)
  Deferred acquisition costs................................    278.8      226.4
  Investments, net..........................................     12.5       27.0
  Sales practice litigation.................................     (7.4)     --
  Bad debt reserve..........................................     (0.4)      (2.0)
  Other, net................................................      0.4        0.3
                                                              -------    -------
Deferred tax liability, net.................................  $  78.8    $  75.9
                                                              =======    =======

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance premiums:
  Direct....................................................   $ 45.5     $ 48.8     $ 53.3
  Assumed...................................................    --           2.6        3.1
  Ceded.....................................................    (45.0)     (28.6)     (23.7)
                                                               ------     ------     ------
Net premiums................................................   $  0.5     $ 22.8     $ 32.7
                                                               ======     ======     ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................   $204.0     $226.0     $206.4
  Assumed...................................................    --           4.2        4.5
  Ceded.....................................................    (50.1)     (42.4)     (18.3)
                                                               ------     ------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................   $153.9     $187.8     $192.6
                                                               ======     ======     ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Balance at beginning of year................................   $765.3     $632.7     $555.7
  Acquisition expenses deferred.............................    242.4      184.2      116.6
  Amortized to expense during the year......................    (64.6)     (53.1)     (49.9)
  Adjustment to equity during the year......................      7.4      (10.2)      10.3
  Adjustment for cession of disability income insurance.....    --         (38.6)     --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --          50.3      --
                                                               ------     ------     ------
Balance at end of year......................................   $950.5     $765.3     $632.7
                                                               ======     ======     ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Statutory net income........................................   $ (8.2)    $ 31.5     $  5.4
Statutory shareholder's surplus.............................   $309.7     $307.1     $234.0

14.  EVENTS SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

In 1998, the net income of the subsidiaries, which was reported in SMAFCO's results of operations, to be transferred to AFLIAC from SMAFCO pursuant to the aforementioned change in corporate structure was $18.8 million. As of December 31, 1998, the total assets and total shareholders' equity of these subsidiaries were $16.8 million and $9.2 million, respectively.

On May 19, 1999, the Federal District Court in Worcester, Massachusetts issued an order relating to the litigation mentioned in Note 12, above, certifying the class for settlement purposes and granting final approval of the settlement agreement.

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     Worcester, Massachusetts
                   Individual Flexible Payment Variable Life Insurance Policies


    Please read this      This Prospectus provides important information about an
  Prospectus carefully    individual flexible payment variable life insurance policy
  before investing and    issued by Allmerica Financial Life Insurance and Annuity
   keep it for future     Company. The policies are funded through the Separate
       reference.         Account IMO, a separate investment account of the Company
 Variable Life Policies   that is referred to as the Variable Account.
involve risks including   The Separate Account is subdivided into Sub-Accounts. Each
    possible loss of      Sub-Account invests exclusively in shares of one of the
       principal.         following Funds of Allmerica Investment Trust, Variable
                          Insurance Products Fund, Variable Insurance Products Funds
                          II, T. Rowe Price International Series, Inc., and Delaware
                          Group Fund, Inc.:



                          Allmerica Investment Trust        Variable Insurance Products Fund
                          --------------------------        --------------------------------
This Prospectus Must be   Select Aggressive Growth Fund     Fidelity VIP Overseas Portfolio
     Accompanied by       Select Capital Appreciation Fund  Fidelity VIP Equity-Income Portfolio
  Prospectuses of the     Select Value Opportunity Fund     Fidelity VIP High Income Portfolio
         Funds.           Select Emerging Markets Fund      Fidelity VIP Growth Portfolio
                          Select International Equity Fund
                          Select Growth Fund                Variable Insurance Products Fund II
                          Select Strategic Growth Fund      -----------------------------------
                          Growth Fund                       Fidelity VIP II Asset Manager Portfolio
                          Equity Index Fund
                          Select Growth and Income Fund     T. Rowe Price International Series, Inc.
                          Investment Grade Income Fund      -----------------------------------
                          Government Bond Fund              T. Rowe International Stock Portfolio
                          Money Market Fund
                                                            Delaware Group Premium Fund, Inc.
                                                            -----------------------------------
                                                            DGPF International Equity Series



 This Life Policy is      Policy owners may, within limits, choose the amount of
       NOT:               initial payment and vary the frequency and amount of future
- a bank deposit or       payments. The Policy allows partial withdrawals and full
  obligation;             surrender of the Policy's surrender value, within limits.
- federally insured;      The Policies are not suitable for short-term investment
- endorsed by any         because of the substantial nature of the surrender charge.
  bank or                 This Prospectus can also be obtained from the Securities and
  governmental            Exchange Commission's website (http://www.sec.gov).
  agency.                 It may not be advantageous to replace existing insurance
                          with the policy.
                          The Securities and Exchange Commission has not approved or disapproved these securities or determined that the
                          information is truthful or complete. Any representation to the contrary is a criminal offense.



                          Correspondence may be mailed to     Dated December 28, 1999
                          Allmerica Life                      Worcester, Massachusetts 01653
                          P.O. Box 8179                       (508) 855-1000
                          Boston, MA 02266-8179

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND EXPENSES................................       7
SUMMARY OF POLICY FEATURES..................................      10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      17
INVESTMENT OBJECTIVES AND POLICIES..........................      18
INVESTMENT ADVISORY SERVICES................................      20
THE POLICY..................................................      24
  Applying for a Policy.....................................      24
  Free-Look Period..........................................      24
  Conversion Privilege......................................      25
  Payments..................................................      25
  Allocation of Net Payments................................      26
  Transfer Privilege........................................      26
  Death Benefit.............................................      27
  Election of Death Benefit Options.........................      28
  Changing Between Death Benefit Option 1 and Death Benefit
    Option 2................................................      31
  Guaranteed Death Benefit Rider............................      32
  Change in Face Amount.....................................      33
  Policy Value..............................................      34
  Payment Options...........................................      35
  Optional Insurance Benefits...............................      35
  Surrender.................................................      35
  Partial Withdrawal........................................      36
CHARGES AND DEDUCTIONS......................................      36
  Deductions from Payments..................................      36
  Monthly Charges (The Monthly Deduction)...................      37
  Computing Insurance Protection Charges....................      38
  Fund Expenses.............................................      40
  Surrender Charge..........................................      40
  Partial Withdrawal Costs..................................      41
  Transfer Charges..........................................      41
  Other Administrative Charges..............................      42
POLICY LOANS................................................      42
  Preferred Loan Option.....................................      43
  Repayment of Outstanding Loan.............................      43
  Effect of Policy Loans....................................      43
POLICY TERMINATION AND REINSTATEMENT........................      43
  Termination...............................................      43
  Reinstatement.............................................      44
OTHER POLICY PROVISIONS.....................................      45
  Policy Owner..............................................      45
  Beneficiary...............................................      45
  Assignment................................................      45
  Limit on Right to Challenge Policy........................      45
  Suicide...................................................      45
  Misstatement of Age or Sex................................      45
  Delay of Payments.........................................      46
FEDERAL TAX CONSIDERATIONS..................................      46
  The Company and the Variable Account......................      46
  Taxation of the Policies..................................      46
  Policy Loans..............................................      47

  Modified Endowment Policies...............................      47
VOTING RIGHTS...............................................      48
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      49
DISTRIBUTION................................................      50
REPORTS.....................................................      50
LEGAL PROCEEDINGS...........................................      51
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      51
FURTHER INFORMATION.........................................      52
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      52
  General Description.......................................      52
  Fixed Account Interest....................................      52
  Surrenders, Partial Withdrawals and Transfers.............      52
INDEPENDENT ACCOUNTANTS.....................................      53
YEAR 2000 DISCLOSURE........................................      53
FINANCIAL STATEMENTS........................................      54
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS
 TABLE......................................................     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
APPENDIX G -- MONTHLY EXPENSE CHARGES.......................     G-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

Age: how old the Insured is on the birthday closest to a Policy anniversary.

Beneficiary: the person or persons you name to receive the Net Death Benefit when the Insured dies.

Company: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

Date of Issue: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

Death Benefit: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Evidence of Insurability: information, including medical information, used to decide the Insured's underwriting class.

Face Amount: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

Final Payment Date: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See Net Death Benefit.

Fixed Account: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


Funds (Underlying Funds): the following investment portfolios of an investment portfolio of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Delaware Group Premium Fund, Inc. ("DGPF") in which a Sub-Account invests.


General Account: all our assets other than those held in a separate investment account.

Guideline Minimum Death Benefit: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the product of:

    - the Policy Value times

    - a percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A, Guideline Minimum Death Benefit Factors Table.

Insurance Protection Amount: the death benefit less the Policy Value.

Loan Value: the maximum amount you may borrow under the Policy.

Minimum Monthly Payment: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

Monthly Processing Date: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

Net Death Benefit: Before the Final Payment Date, the Net Death Benefit is:

    - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, minus

    - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

After the Final Payment Date, the Net Death Benefit generally is:

    - the Policy Value minus

    - any Outstanding Loan.

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

Net Payment: your payment less a payment expense charge.

Outstanding Loan: all unpaid Policy loans plus loan interest due or accrued.

Policy Change: any change in the Face Amount, the addition or deletion of a Rider, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).

Policy Owner: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

Policy Value: the total value of your Policy. It is the sum of the:

    - Value of the units of the sub-accounts credited to your Policy plus

    - Accumulation in the Fixed Account credited to the Policy

Premium: a payment you must make to us to keep the Policy in force.

Principal Office: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

Pro-rata Allocation: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

Sub-Account: a subdivision of the Variable Account investing exclusively in the shares of a fund.

Surrender Value: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

Underwriting Class: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

Unit: a measure of your interest in a Sub-Account.

Valuation Date: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

Valuation Period: the interval between two consecutive Valuation Dates.

Variable Account: Separate Account IMO, one of our separate investment accounts.

Written Request: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND EXPENSES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

       Premium Tax Charge--A current premium tax deduction of 2.35% of payments represents our average expenses for state and local premium taxes,

       Deferred Acquisition Costs ("DAC Tax") Charge--A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

       Front-End Sales Load--From each payment, we will deduct a charge of 3.0% of the payment to partially compensate us for Policy sales expenses.

    - We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:

       Monthly Insurance Protection Charge--The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount. See Appendix E.

       Monthly Expense Charge--The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount. See Appendix G.

       Monthly Maintenance Fee--A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

       Monthly Mortality and Expense Risk Charge--This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.

       Monthly Rider Charges--These charges will vary based on the Riders selected and by the sex, age, and underwriting classification of the Insured.

    - The charges below apply only if you surrender your Policy or make partial withdrawals:

       Surrender Charge--A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

       The maximum surrender charge under a Policy, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

       Partial Withdrawal Charges--For each partial withdrawal, we deduct the following charges from Policy Value:

       - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

       - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies.

       We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

    - The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:

       Charge for Optional Guaranteed Death Benefit Rider--A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

       Transfer Charge--Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

       Other Administrative Charges--We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of the Monthly Deduction among the various sub-accounts

       - Providing a projection of values

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


Select Aggressive Growth Fund.................    0.82%***         0.07%        0.89%(1)(2)***
Select Capital Appreciation Fund..............    0.94%***         0.10%        1.04%(1)(2)***
Select Value Opportunity Fund.................    0.90%(1)*        0.08%        0.98%(1)(2)*
Select Emerging Markets Fund(@)...............    1.00%*           1.19%        2.19%(1)(2)*
Select International Equity Fund..............    0.90%            0.12%        1.02%(1)(2)
DGPF International Equity Series..............    0.82%(4)*        0.13%        0.95%(4)
Fidelity VIP Overseas Portfolio...............    0.74%            0.17%        0.91%(3)
T. Rowe Price International Stock Portfolio...    1.05%            0.00%        1.05%
Select Growth Fund............................    0.81%**          0.05%        0.86%(1)(2)**
Select Strategic Growth Fund(@)...............    0.39%*           0.81%        1.20%(1)(2)*
Growth Fund...................................    0.44%            0.05%        0.49%(1)(2)
Fidelity VIP Growth Portfolio.................    0.59%            0.09%        0.68%(3)
Equity Index Fund.............................    0.29%            0.07%        0.36%(1)
Select Growth and Income Fund.................    0.68%            0.05%        0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio..........    0.49%            0.09%        0.58%(3)
Fidelity VIP II Asset Manager Portfolio.......    0.54%            0.10%        0.64%(3)
Fidelity VIP High Income Portfolio............    0.58%            0.12%        0.70%
Investment Grade Income Fund..................    0.43%            0.09%        0.52%(1)
Government Bond Fund..........................    0.50%            0.14%        0.64%(1)
Money Market Fund.............................    0.26%            0.06%        0.32%(1)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively, for Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



*** Effective September 1, 1999, the management fee rates for the Select
    Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expenses shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1998.



(1)  Until further notice, Allmerica Financial Investment Management
      Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. After application of the rebate, the total annual fund operating expense ratios were 2.19% for Select Emerging Markets Fund, 0.86% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.85% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund, and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce Fund expenses. In addition, certain funds, or Fidelity
    Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total fund expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas Portfolio, and 0.63% for Fidelity VIP II Asset Manager Portfolio.



(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect from November 1, 1999 through April 30, 2000 to maintain the voluntary management fee waivers and expense reimbursements that expired on October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.88%.


    The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or
(2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Option" under THE POLICY.

The Net Death Benefit is the death benefit less any Outstanding Loan, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the greater of:

    - Your entire payment or

    - The Policy Value plus deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?


The Separate Account consists of 21 Sub-Accounts of which 20 are available under the Policy. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc., the Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR"),
T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers Ltd. with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:


Allmerica Investment Trust

------------------------------------------


Select Aggressive Growth Fund
Select Capital Appreciation Fund
Select Value Opportunity Fund
Select Emerging Markets Fund
Select International Equity Fund
Select Growth Fund
Select Strategic Growth Fund
Growth Fund
Equity Index Fund
Select Growth and Income Fund
Investment Grade Income Fund
Government Bond Fund
Money Market Fund


Variable Insurance Products Fund
------------------------------------------


Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio


Variable Insurance Products Fund II
------------------------------------------


Fidelity VIP II Asset Manager Portfolio


T. Rowe Price International Series, Inc.
------------------------------------------


T. Rowe Price International Stock Portfolio


Delaware Group Premium Fund, Inc.
------------------------------------------


DGPF International Equity Series


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT IMO, AND THE UNDERLYING FUNDS.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:

    - A non-preferred loan option is always available to you. The maximum total loan amount is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is 4.0%.

    - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is 4.0%.

We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." Policy loans may have tax consequences. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the funds

    - Adjust the death benefit by increasing or decreasing the Face Amount

    - Change your choice of death benefit options between Death Benefit Option 1 and Death Benefit Option 2

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; or

    - Outstanding Loans exceed Policy Value

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "Guaranteed Death Benefit Rider."

If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

                            ------------------------

It may not be advantageous to purchase flexible premium variable life insurance as a replacement for your current life insurance, or if you already own a flexible premium variable life insurance policy.

The purpose of the Policy is to provide insurance protection for the beneficiary. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. We are a wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-628-6267. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with twenty-one sub-accounts. Each sub-account invests in a fund of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.

AFIMS serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.


FIDELITY VIP II



Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Asset Manager Portfolio. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."


T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price
Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.


DELAWARE GROUP PREMIUM FUND, INC.



Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."


                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of the funds is set forth below. Before investing, read carefully the prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF that accompany this Prospectus. They contain more detailed information on the funds' investment objectives, restrictions, risks and expenses. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.



SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.



SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.



SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets. The Fund may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.



SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.



DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.



FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.



SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.



SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.



GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.



FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.



EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.



FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See the Fidelity VIP prospectus.



FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.



FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.



INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.



GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.



MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.



Certain Underlying Funds have investment objectives and/or policies similar to those of other Underlying Funds. Therefore, to choose the Sub-Accounts which best will meet your needs and objectives, carefully read the prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF, along with this Prospectus. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.


If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the latest of the:

    - Effective date of the change in the investment policy or

    - Receipt of the notice of your right to transfer.

                          INVESTMENT ADVISORY SERVICES

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund; however, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under the SUMMARY OF FEES AND EXPENSES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO THE TRUST

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS , an indirectly wholly owned subsidiary of First Allmerica. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by AFIMS or the Sub-Advisers. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows:


Select Aggressive Growth Fund     First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Capital Appreciation Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Next $250 million    0.80%
                                  Next $500 million    0.70%
                                  Over $1 billion      0.65%

Select Value Opportunity Fund     First $100 million   1.00%
                                  Next $150 million    0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Emerging Markets Fund      *                    1.35%

Select International Equity Fund  First $100 million   1.00%
                                  Next $150 million    0.90%
                                  Over $250 million    0.85%

Select Growth Fund                First $250 million   0.85%
                                  Next $250 million    0.80%
                                  Next $250 million    0.75%
                                  Over $750 million    0.70%

Select Strategic Growth Fund      *                    0.85%

Growth Fund                       First $250 million   0.60%
                                  Next $250 million    0.40%
                                  Over $500 million    0.35%

Equity Index Fund                 First $50 million    0.35%
                                  Next $200 million    0.30%
                                  Over $250 million    0.25%

Select Growth and Income Fund     First $100 million   0.75%
                                  Next $150 million    0.70%
                                  Over $250 million    0.65%

Investment Grade Income Fund      First $50 million    0.50%
                                  Next $50 million     0.45%
                                  Over $100 million    0.40%

Government Bond Fund              *                    0.50%

Money Market Fund                 First $50 million    0.35%
                                  Next $200 million    0.25%
                                  Over $250 million    0.20%



* For the Select Emerging Markets Fund, the Select Strategic Growth Fund, and the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. AFIMS' fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.



The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds and fees paid to the Sub-Advisors by AFIMS, and should be read in conjunction with this Prospectus.



INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS



For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.



The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio throughout the month.



The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made up of two components:



1. A group fee rate based on the average net assets of all mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.



Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.



INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE



The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore,

London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.



INVESTMENT ADVISORY SERVICES TO DGPF



Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series are as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, and 0.70% on net assets in excess of $2,500 million.

                                   THE POLICY

APPLYING FOR A POLICY

After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be until the fourth day after the expiration of the "Right to Examine" provision of your policy.

After this, we will allocate all amounts according to your investment choices.

Free-Look Period


The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions. See the "Right to Examine" provision in your Contract.


If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, however, your refund will be the greater of

    - Your entire payment or

    - The Policy Value plus deductions under the Policy for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a Rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described in THE POLICY -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, Policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account

    - Minimum period between transfers involving the Fixed Account

    - Maximum amounts that may be transferred from the Fixed Account

Transfers to and from the Fixed Account are currently permitted only if:

    - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value in the Fixed Account.

    - You may make only one transfer involving the Fixed Account in each policy quarter

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund of the Trust and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

Guideline Minimum Death Benefit. In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the table in Appendix A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.

The Guideline Minimum Death Benefit Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in Appendix A reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see ELECTION OF DEATH BENEFIT OPTIONS, below.

Net Death Benefit. If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

    - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, plus

    - Any other insurance on the Insured's life that is provided by Rider, minus

    - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

    - The Policy Value minus

    - Any Outstanding Loan

Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the Insured's death under Death Benefit Option 2 or

    - The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

Guideline Premium Test and Cash Value Accumulation Test -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. Applicants for a Policy should consult a qualified tax adviser in choosing between the Guideline Premium Test and the Cash Value Accumulation Test and in choosing a Death Benefit Option.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

Death Benefit Option 1 -- Level Death Benefit with Guideline Premium Test. Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

Death Benefit Option 2 -- Adjustable Death Benefit with Guideline Premium Test. Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

Death Benefit Option 3 -- Level Death Benefit with Cash Value Accumulation Test. Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

All Death Benefit Options may not be available in all states.

Illustrations

For the purposes of the following illustrations, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

Illustration of Death Benefit Option 1--Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50)

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

Illustration of Death Benefit Option 2--Under Option 2, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

    - $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
      $10,000);

    - $25,000 will produce a death benefit of $125,000 (e.g., $100,000 +
      $25,000);

    - $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
      $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value times

    - The Guideline Minimum Death Benefit factor is less than

    - The Face Amount plus Policy Value, then

    - The death benefit will be the Face Amount plus Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

Illustration of Death Benefit Option 3 -- In this illustration, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

    - $50,000 will have a Death Benefit of $218,500 ($50,000 x 4.37);

    - $60,000 will produce a Death Benefit of $262,200 ($60,000 x 4.37);

    - $75,000 will produce a Death Benefit of $327,750 ($75,000 x 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1). The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT 2

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

Change from Death Benefit Option 1 to Death Benefit Option 2. If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

    - The death benefit minus

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

Change from Death Benefit Option 2 to Death Benefit Option 1. If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the greater of:

    - The new Face Amount or

    - The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death benefit Option, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

Guaranteed Death Benefit Tests. While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

Guaranteed Death Benefit. If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

Termination of the Guaranteed Death Benefit Rider. The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an Outstanding Loan; or

    - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the later of the:

    - The monthly processing date on or next following date of receipt of your written request or

    - The date of approval of your written request, if evidence of insurability is required

Increases -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges.

After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

Decreases -- You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If

    - you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and

    - If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the sum of:

    - Your accumulation in the Fixed Account plus

    - The value of your units in the sub-accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - Death Benefit Option

Computing Policy Value -- We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

    - Accumulations in the Fixed Account, minus

    - The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the sum of:

    - Accumulations in the Fixed Account plus

    - The sum of the products of:

       - The number of units in each sub-account times

       - The value of a unit in each sub-account on the Valuation Date

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
The Unit -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the quotient of:

    - That part of the net payment allocated to the sub-account divided by

    - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the product of:

    - The dollar value of the unit on the preceding Valuation Date times

    - The net investment factor

Net Investment Factor -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 plus the quotient of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, divided by

    - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The Policy Value minus

    - Any Outstanding Loan and surrender charges

We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce Death Benefit Option 1 and 3 Face Amount below $40,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose certain options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

  All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

DEDUCTIONS FROM PAYMENTS.

From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

    - Premium tax charge of 2.35% currently

    - Deferred Acquisition Costs ("DAC tax") charge of 1.0%

    - Front-End Sales Load charge of 3.0%

The 2.35% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.00% Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 3.0% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

    - Monthly Insurance Protection Charge -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy.

      We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date.

    - Monthly Expense Charge -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. See Appendix G.

    - Monthly Administration Fee -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

    - Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. The charge will continue to be assessed after the Final Payment Date.

      This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - Monthly Rider Charges -- Rider Charges will vary depending upon the riders selected, and by the sex, underwriting classification of the Insured.

COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

Death Benefit Option 1 and Death Benefit Option 3

INITIAL FACE AMOUNT. For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the difference between

       - the initial Face Amount and

       - the Policy Value (minus any Rider charges) at the beginning of the Policy month.

Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

INCREASES IN FACE AMOUNT. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the difference between

       - the increase in Face Amount and

       - any Policy Value (minus any Rider charges) in excess of than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

GUIDELINE MINIMUM DEATH BENEFIT. If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the greater of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Death Benefit Option 2

INITIAL FACE AMOUNT. For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate times

    - the initial Face Amount.

INCREASES IN FACE AMOUNT. For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the increase times

    - the increase in Face Amount.

GUIDELINE MINIMUM DEATH BENEFIT. If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the product of:

    - the insurance protection rate for the initial Face Amount times

    - the difference between

       - the Guideline Minimum Death Benefit and

       - the Face Amount plus the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

Insurance Protection Charges -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates will never exceed on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the Date of Issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

FUND EXPENSES


The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, and T. Rowe Price contain more information concerning the fees and expenses.


No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

For the purposes of calculating the surrender charge, the factors used to compute the maximum surrender charges vary with the sex (Male, Female, or Unisex), underwriting class (Smoker or Nonsmoker), and age of the Insured. The maximum surrender charge, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. Under a $100,000 Policy for this individual, the maximum surrender charge would be equal to $5,343 (53.43 x 100). If the Policy is surrendered during the first Policy year, the surrender charge would be equal to the maximum of $5,343. However, the surrender charge decreases by 1/9th each Policy year. For example, if this Policy is surrendered during the sixth Policy year, the surrender charge would be $2,375. For more information, see APPENDIX
E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in "inverse order." This means we will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the product of:

    - the decrease divided by the current Face Amount times

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Policy Value minus

    - the total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal").

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in "inverse order," as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from Date of Issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the Date of Issue

    - Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any Outstanding Loan, is the loan value. The loan value is 90% of:

    - the Policy Value minus

    - any surrender charges

We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for Preferred Loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the amount needed to pay the policy value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued or

    - Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a Rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

Minimum Amount Payable -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

Surrender Charge -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

Policy Value on Reinstatement -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in Death Benefit Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar year will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's Policy Value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director                            and Assistant Secretary (since 1992) of First
                                      Allmerica

Mary Eldridge                         Secretary (since 1999) of First Allmerica; Secretary
  Secretary                           (since 1999) of Allmerica Investments, Inc.; and
                                      Secretary (since 1999) of Allmerica Financial
                                      Investment Management Services, Inc., Attorney with
                                      First Allmerica (since 1998), Employee of First
                                      Allmerica (since 1992)

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Robert E. Bruce                       Director and Chief Information Officer (since 1997)
  Director and Chief Information      and Vice President (since 1995) of First Allmerica;
  Officer                             and Corporate Manager (1979 to 1995) of Digital
                                      Equipment Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  and Vice President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

John F. Kelly                         Director (since 1996), Senior Vice President (since
  Director, Vice President and        1986), General Counsel (since 1981) and Assistant
  General Counsel                     Secretary (since 1991) of First Allmerica; Director
                                      (since 1985) of Allmerica Investments, Inc.; and
                                      Director (since 1990) of Allmerica Financial
                                      Investment Management Services, Inc.

J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company

James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica; Director (since
                                      1989) of Allmerica Investments, Inc.; and Director
                                      and Chairman of the Board (since 1990) of Allmerica
                                      Financial Investment Management Services, Inc.

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief     Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer     Allmerica; Treasurer (since 1993) of Allmerica
                                      Investments, Inc.; and Treasurer (since 1993) of
                                      Allmerica Financial Investment Management
                                      Services, Inc.

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; Director (since 1990) of
  Executive Officer                   Allmerica Investments, Inc.; and Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.

Name and Position With Company           Principal Occupation(s) During Past Five Years
------------------------------           ----------------------------------------------
Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.


The Company pays commissions to registered representatives who sell the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year premiums or 14% of renewal premiums.


Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, Fidelity VIP and T. Rowe Price as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.


Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, Fidelity VIP, Fidelity VIP II, and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.


We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              YEAR 2000 DISCLOSURE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company has completed the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company is engaged in formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project is being expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $61 million related to the assessment, plan development and substantial completion of the Year 2000 project, through September 30, 1999. The total remaining cost of the project is estimated between $10-15 million.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                 GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

              (Death Benefit Option 1 and Death Benefit Option 2)
                ------------------------------------------------

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                    GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                                                            Percentage of
Attained Age                                                Policy Value
------------                                                -------------
    40 and under..........................................      250%
    41....................................................      243%
    42....................................................      236%
    43....................................................      229%
    44....................................................      222%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    66....................................................      119%
    67....................................................      118%
    68....................................................      117%
    69....................................................      116%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75 - 90...............................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

TERM LIFE INSURANCE RIDER

This Rider provides an additional term insurance benefit for the primary
Insured.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment Level Death Benefit Options selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Fact Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assumed that all premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect from November 1, 1999 through April 30, 2000 to maintain the voluntary management fee waivers and expense reimbursements that expired on October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.88%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT


Applying the average Fund advisory fees and operating expenses of 0.85 % of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.85%, 5.15% and 11.15%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.85%, 5.15% and 11.15 %, respectively.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         660      75,660           0         708     75,708
          2                 2,239            0       1,314      76,314         102       1,453     76,453
          3                 3,443          776       1,958      76,958       1,049       2,231     77,231
          4                 4,707        1,581       2,594      77,594       2,034       3,047     78,047
          5                 6,034        2,379       3,223      78,223       3,057       3,901     78,901
          6                 7,428        3,168       3,843      78,843       4,121       4,796     79,796
          7                 8,891        3,943       4,450      79,450       5,221       5,727     80,727
          8                10,428        4,708       5,046      80,046       6,362       6,700     81,700
          9                12,041        5,458       5,627      80,627       7,543       7,712     82,712
         10                13,735        6,197       6,197      81,197       8,767       8,767     83,767
         11                15,514        6,923       6,923      81,923      10,048      10,048     85,048
         12                17,382        7,638       7,638      82,638      11,390      11,390     86,390
         13                19,343        8,335       8,335      83,335      12,789      12,789     87,789
         14                21,402        9,019       9,019      84,019      14,252      14,252     89,252
         15                23,564        9,686       9,686      84,686      15,779      15,779     90,779
         16                25,834       10,338      10,338      85,338      17,373      17,373     92,373
         17                28,218       10,971      10,971      85,971      19,036      19,036     94,036
         18                30,721       11,584      11,584      86,584      20,769      20,769     95,769
         19                33,349       12,176      12,176      87,176      22,574      22,574     97,574
         20                36,108       12,747      12,747      87,747      24,455      24,455     99,455
       Age 60              72,551       16,911      16,911      91,911      47,891      47,891    122,891
       Age 65              98,630       17,366      17,366      92,366      63,001      63,001    138,001
       Age 70             131,913       15,878      15,878      90,878      80,172      80,172    155,172
       Age 75             174,393       11,352      11,352      86,352      98,608      98,608    173,608

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0          757      75,757
          2                 248        1,598      76,598
          3               1,346        2,528      77,528
          4               2,545        3,558      78,558
          5               3,856        4,700      79,700
          6               5,288        5,963      80,963
          7               6,851        7,357      82,357
          8               8,560        8,898      83,898
          9              10,428       10,597      85,597
         10              12,475       12,475      87,475
         11              14,747       14,747      89,747
         12              17,265       17,265      92,265
         13              20,051       20,051      95,051
         14              23,140       23,140      98,140
         15              26,560       26,560     101,560
         16              30,349       30,349     105,349
         17              34,545       34,545     109,545
         18              39,192       39,192     114,192
         19              44,338       44,338     119,338
         20              50,039       50,039     125,039
       Age 60           154,560      154,560     229,560
       Age 65           263,671      263,671     338,671
       Age 70           445,828      445,828     520,828
       Age 75           750,030      750,030     825,030



(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                           Face Amount = $75,000

                                                          Male Non-Smoker Age 30

                                                          Death Benefit Option 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,092            0         611      75,611           0         659     75,659
          2                 2,239            0       1,212      76,212           0       1,345     76,345
          3                 3,443          620       1,801      76,801         878       2,060     77,060
          4                 4,707        1,366       2,379      77,379       1,791       2,804     77,804
          5                 6,034        2,099       2,943      77,943       2,733       3,577     78,577
          6                 7,428        2,818       3,493      78,493       3,704       4,379     79,379
          7                 8,891        3,523       4,030      79,030       4,705       5,212     80,212
          8                10,428        4,212       4,550      79,550       5,736       6,074     81,074
          9                12,041        4,885       5,054      80,054       6,797       6,966     81,966
         10                13,735        5,540       5,540      80,540       7,887       7,887     82,887
         11                15,514        6,179       6,179      81,179       9,022       9,022     84,022
         12                17,382        6,796       6,796      81,796      10,198      10,198     85,198
         13                19,343        7,394       7,394      82,394      11,418      11,418     86,418
         14                21,402        7,969       7,969      82,969      12,680      12,680     87,680
         15                23,564        8,521       8,521      83,521      13,987      13,987     88,987
         16                25,834        9,049       9,049      84,049      15,338      15,338     90,338
         17                28,218        9,550       9,550      84,550      16,734      16,734     91,734
         18                30,721       10,024      10,024      85,024      18,176      18,176     93,176
         19                33,349       10,469      10,469      85,469      19,663      19,663     94,663
         20                36,108       10,883      10,883      85,883      21,196      21,196     96,196
       Age 60              72,551       12,434      12,434      87,434      38,434      38,434    113,434
       Age 65              98,630       10,256      10,256      85,256      47,211      47,211    122,211
       Age 70             131,913        4,319       4,319      79,319      53,865      53,865    128,865
       Age 75             174,393            0           0      67,209      54,825      54,825    129,825

                               Hypothetical 12%
                           Gross Investment Return
                       --------------------------------
       Policy          Surrender    Policy      Death
        Year             Value     Value (2)   Benefit
---------------------  ---------   ---------   --------
          1                   0         706     75,706
          2                 133       1,484     76,484
          3               1,160       2,342     77,342
          4               2,273       3,286     78,286
          5               3,481       4,325     79,325
          6               4,792       5,467     80,467
          7               6,217       6,724     81,724
          8               7,766       8,104     83,104
          9               9,452       9,620     84,620
         10              11,286      11,286     86,286
         11              13,313      13,313     88,313
         12              15,545      15,545     90,545
         13              18,006      18,006     93,006
         14              20,717      20,717     95,717
         15              23,705      23,705     98,705
         16              26,998      26,998    101,998
         17              30,626      30,626    105,626
         18              34,625      34,625    109,625
         19              39,033      39,033    114,033
         20              43,892      43,892    118,892
       Age 60           129,847     129,847    204,847
       Age 65           215,845     215,845    290,845
       Age 70           354,643     354,643    429,643
       Age 75           578,381     578,381    653,381



(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       4,236     250,000           0       4,531    250,000
          2                12,977        1,796       8,354     250,000       2,653       9,211    250,000
          3                19,957        6,618      12,356     250,000       8,311      14,049    250,000
          4                27,285       11,343      16,262     250,000      14,151      19,070    250,000
          5                34,980       15,985      20,083     250,000      20,199      24,297    250,000
          6                43,059       20,548      23,827     250,000      26,467      29,746    250,000
          7                51,543       25,039      27,499     250,000      32,975      35,434    250,000
          8                60,450       29,457      31,096     250,000      39,732      41,371    250,000
          9                69,803       33,794      34,614     250,000      46,744      47,564    250,000
         10                79,624       38,045      38,045     250,000      54,020      54,020    250,000
         11                89,935       42,522      42,522     250,000      61,968      61,968    250,000
         12               100,763       46,886      46,886     250,000      70,269      70,269    250,000
         13               112,131       51,118      51,118     250,000      78,928      78,928    250,000
         14               124,068       55,214      55,214     250,000      87,966      87,966    250,000
         15               136,602       59,173      59,173     250,000      97,411      97,411    250,000
         16               149,763       62,971      62,971     250,000     107,274     107,274    250,000
         17               163,581       66,648      66,648     250,000     117,622     117,622    250,000
         18               178,091       70,197      70,197     250,000     128,487     128,487    250,000
         19               193,326       73,615      73,615     250,000     139,909     139,909    250,000
         20               209,322       76,909      76,909     250,000     151,941     151,941    250,000
       Age 60             136,602       59,173      59,173     250,000      97,411      97,411    250,000
       Age 65             209,322       76,909      76,909     250,000     151,941     151,941    250,000
       Age 70             302,134       90,672      90,672     250,000     222,924     222,924    258,592
       Age 75             420,588       98,788      98,788     250,000     314,969     314,969    337,017

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0       4,827      250,000
          2               3,547      10,105      250,000
          3              10,148      15,886      250,000
          4              17,325      22,243      250,000
          5              25,157      29,255      250,000
          6              33,720      36,999      250,000
          7              43,105      45,564      250,000
          8              53,400      55,039      250,000
          9              64,701      65,521      250,000
         10              77,120      77,120      250,000
         11              91,280      91,280      250,000
         12             106,997     106,997      250,000
         13             124,446     124,446      250,000
         14             143,844     143,844      250,000
         15             165,438     165,438      250,000
         16             189,503     189,503      250,000
         17             216,293     216,293      276,856
         18             245,991     245,991      309,948
         19             278,914     278,914      345,853
         20             315,421     315,421      384,814
       Age 60           165,438     165,438      250,000
       Age 65           315,421     315,421      384,814
       Age 70           566,297     566,297      656,904
       Age 75           986,642     986,642    1,055,707



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          Premiums             Hypothetical 0%                    Hypothetical 6%
                         Paid Plus         Gross Investment Return            Gross Investment Return
                          Interest     --------------------------------   --------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy      Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,654     250,000           0       3,931    250,000
          2                12,977          643       7,201     250,000       1,429       7,987    250,000
          3                19,957        4,903      10,641     250,000       6,434      12,172    250,000
          4                27,285        9,053      13,971     250,000      11,571      16,490    250,000
          5                34,980       13,088      17,187     250,000      16,842      20,941    250,000
          6                43,059       17,006      20,285     250,000      22,252      25,530    250,000
          7                51,543       20,796      23,255     250,000      27,794      30,253    250,000
          8                60,450       24,444      26,084     250,000      33,464      35,104    250,000
          9                69,803       27,943      28,763     250,000      39,262      40,082    250,000
         10                79,624       31,276      31,276     250,000      45,180      45,180    250,000
         11                89,935       34,739      34,739     250,000      51,598      51,598    250,000
         12               100,763       38,017      38,017     250,000      58,218      58,218    250,000
         13               112,131       41,106      41,106     250,000      65,054      65,054    250,000
         14               124,068       43,997      43,997     250,000      72,118      72,118    250,000
         15               136,602       46,671      46,671     250,000      79,414      79,414    250,000
         16               149,763       49,110      49,110     250,000      86,953      86,953    250,000
         17               163,581       51,292      51,292     250,000      94,745      94,745    250,000
         18               178,091       53,188      53,188     250,000     102,801     102,801    250,000
         19               193,326       54,760      54,760     250,000     111,131     111,131    250,000
         20               209,322       55,968      55,968     250,000     119,752     119,752    250,000
       Age 60             136,602       46,671      46,671     250,000      79,414      79,414    250,000
       Age 65             209,322       55,968      55,968     250,000     119,752     119,752    250,000
       Age 70             302,134       55,218      55,218     250,000     168,628     168,628    250,000
       Age 75             420,588       35,930      35,930     250,000     234,281     234,281    250,680

                               Hypothetical 12%
                           Gross Investment Return
                       --------------------------------
       Policy          Surrender    Policy      Death
        Year             Value     Value (2)   Benefit
---------------------  ---------   ---------   --------
          1                   0       4,209    250,000
          2               2,250       8,808    250,000
          3               8,100      13,838    250,000
          4              14,426      19,344    250,000
          5              21,275      25,373    250,000
          6              28,704      31,983    250,000
          7              36,768      39,227    250,000
          8              45,528      47,168    250,000
          9              55,059      55,879    250,000
         10              65,439      65,439    250,000
         11              77,240      77,240    250,000
         12              90,282      90,282    250,000
         13             104,727     104,727    250,000
         14             120,758     120,758    250,000
         15             138,581     138,581    250,000
         16             158,442     158,442    250,000
         17             180,630     180,630    250,000
         18             205,464     205,464    258,885
         19             232,954     232,954    288,863
         20             263,279     263,279    321,200
       Age 60           138,581     138,581    250,000
       Age 65           263,279     263,279    321,200
       Age 70           468,108     468,108    543,006
       Age 75           803,103     803,103    859,320



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3


                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


                          Premiums             Hypothetical 0%                     Hypothetical 6%
                         Paid Plus         Gross Investment Return             Gross Investment Return
                          Interest     --------------------------------   ---------------------------------
       Policy              At 5%       Surrender    Policy      Death     Surrender    Policy       Death
        Year            Per Year (1)     Value     Value (2)   Benefit      Value     Value (2)    Benefit
---------------------   ------------   ---------   ---------   --------   ---------   ---------   ---------
          1                 6,330             0       4,236    250,000           0       4,531      250,000
          2                12,977         1,796       8,354    250,000       2,653       9,211      250,000
          3                19,957         6,618      12,356    250,000       8,311      14,049      250,000
          4                27,285        11,343      16,262    250,000      14,151      19,070      250,000
          5                34,980        15,985      20,083    250,000      20,199      24,297      250,000
          6                43,059        20,548      23,827    250,000      26,467      29,746      250,000
          7                51,543        25,039      27,499    250,000      32,975      35,434      250,000
          8                60,450        29,457      31,096    250,000      39,732      41,371      250,000
          9                69,803        33,794      34,614    250,000      46,744      47,564      250,000
         10                79,624        38,045      38,045    250,000      54,020      54,020      250,000
         11                89,935        42,522      42,522    250,000      61,968      61,968      250,000
         12               100,763        46,886      46,886    250,000      70,269      70,269      250,000
         13               112,131        51,118      51,118    250,000      78,928      78,928      250,000
         14               124,068        55,214      55,214    250,000      87,966      87,966      250,000
         15               136,602        59,173      59,173    250,000      97,411      97,411      250,000
         16               149,763        62,971      62,971    250,000     107,274     107,274      250,000
         17               163,581        66,648      66,648    250,000     117,622     117,622      250,000
         18               178,091        70,197      70,197    250,000     128,487     128,487      250,000
         19               193,326        73,615      73,615    250,000     139,909     139,909      250,520
         20               209,322        76,909      76,909    250,000     151,858     151,858      264,951
       Age 60             136,602        59,173      59,173    250,000      97,411      97,411      250,000
       Age 65             209,322        76,909      76,909    250,000     151,858     151,858      264,951
       Age 70             302,134        90,672      90,672    250,000     219,008     219,008      338,811
       Age 75             420,588        98,788      98,788    250,000     299,956     299,956      418,079

                               Hypothetical 12%
                            Gross Investment Return
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,827     250,000
          2               3,547       10,105     250,000
          3              10,148       15,886     250,000
          4              17,325       22,243     250,000
          5              25,157       29,255     250,000
          6              33,720       36,999     250,000
          7              43,105       45,564     250,000
          8              53,400       55,039     250,000
          9              64,701       65,521     250,000
         10              77,120       77,120     250,000
         11              91,280       91,280     250,000
         12             106,997      106,997     250,000
         13             124,434      124,434     263,163
         14             143,676      143,676     295,215
         15             164,885      164,885     329,291
         16             188,235      188,235     365,541
         17             213,978      213,978     404,241
         18             242,350      242,350     445,616
         19             273,615      273,615     489,931
         20             308,077      308,077     537,513
       Age 60           164,885      164,885     329,291
       Age 65           308,077      308,077     537,513
       Age 70           539,521      539,521     834,654
       Age 75           910,554      910,554   1,269,133



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                          Face Amount = $250,000

                                                          Male Non-Smoker Age 45

                                                          Death Benefit Option 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                         Premiums         Gross Investment Return            Gross Investment Return
                         Paid Plus            Hypothetical 6%                    Hypothetical 12%
                         Interest     --------------------------------   --------------------------------
       Policy            At 5%Per     Surrender    Policy      Death     Surrender    Policy      Death
        Year             Year (1)       Value     Value (2)   Benefit      Value     Value (2)   Benefit
---------------------   -----------   ---------   ---------   --------   ---------   ---------   --------
          1                 6,330            0       3,654    250,000           0       3,931    250,000
          2                12,977          643       7,201    250,000       1,429       7,987    250,000
          3                19,957        4,903      10,641    250,000       6,434      12,172    250,000
          4                27,285        9,053      13,971    250,000      11,571      16,490    250,000
          5                34,980       13,088      17,187    250,000      16,842      20,941    250,000
          6                43,059       17,006      20,285    250,000      22,252      25,530    250,000
          7                51,543       20,796      23,255    250,000      27,794      30,253    250,000
          8                60,450       24,444      26,084    250,000      33,464      35,104    250,000
          9                69,803       27,943      28,763    250,000      39,262      40,082    250,000
         10                79,624       31,276      31,276    250,000      45,180      45,180    250,000
         11                89,935       34,739      34,739    250,000      51,598      51,598    250,000
         12               100,763       38,017      38,017    250,000      58,218      58,218    250,000
         13               112,131       41,106      41,106    250,000      65,054      65,054    250,000
         14               124,068       43,997      43,997    250,000      72,118      72,118    250,000
         15               136,602       46,671      46,671    250,000      79,414      79,414    250,000
         16               149,763       49,110      49,110    250,000      86,953      86,953    250,000
         17               163,581       51,292      51,292    250,000      94,745      94,745    250,000
         18               178,091       53,188      53,188    250,000     102,801     102,801    250,000
         19               193,326       54,760      54,760    250,000     111,131     111,131    250,000
         20               209,322       55,968      55,968    250,000     119,752     119,752    250,000
       Age 60             136,602       46,671      46,671    250,000      79,414      79,414    250,000
       Age 65             209,322       55,968      55,968    250,000     119,752     119,752    250,000
       Age 70             302,134       55,218      55,218    250,000     168,417     168,417    260,545
       Age 75             420,588       35,930      35,930    250,000     223,563     223,563    311,603

                            Gross Investment Return
                                Hypothetical 0%
                       ---------------------------------
       Policy          Surrender    Policy       Death
        Year             Value     Value (2)    Benefit
---------------------  ---------   ---------   ---------
          1                   0        4,209     250,000
          2               2,250        8,808     250,000
          3               8,100       13,838     250,000
          4              14,426       19,344     250,000
          5              21,275       25,373     250,000
          6              28,704       31,983     250,000
          7              36,768       39,227     250,000
          8              45,528       47,168     250,000
          9              55,059       55,879     250,000
         10              65,439       65,439     250,000
         11              77,240       77,240     250,000
         12              90,282       90,282     250,000
         13             104,727      104,727     250,000
         14             120,758      120,758     250,000
         15             138,421      138,421     276,441
         16             157,702      157,702     306,248
         17             178,731      178,731     337,654
         18             201,641      201,641     370,764
         19             226,570      226,570     405,694
         20             253,663      253,663     442,575
       Age 60           138,421      138,421     276,441
       Age 65           253,663      253,663     442,575
       Age 70           427,778      427,778     661,784
       Age 75           684,696      684,696     954,332



(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.


(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Policyowner, and the different investment rates of return for the Underlying Funds. The Surrender Value of units, Policy Value, and Death Benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if any premiums were allocated or Policy Value transferred to the Fixed Account. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy Face amount or increase in Face Amount.

A limitation on Surrender Charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

The Factors used to compute the maximum surrender charges vary with the issue age, sex (Male, Female, or Unisex) and underwriting class (Smoker or Nonsmoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

    0          N/A     14.39        N/A     13.49        N/A     14.19
    1          N/A     14.36        N/A     13.48        N/A     14.16
    2          N/A     14.50        N/A     13.59        N/A     14.29
    3          N/A     14.65        N/A     13.71        N/A     14.44
    4          N/A     14.83        N/A     13.83        N/A     14.60
    5          N/A     15.01        N/A     13.95        N/A     14.77
    6          N/A     15.21        N/A     14.10        N/A     14.95
    7          N/A     15.41        N/A     14.25        N/A     15.15
    8          N/A     15.64        N/A     14.42        N/A     15.36
    9          N/A     15.87        N/A     14.59        N/A     15.58
   10          N/A     16.12        N/A     14.80        N/A     15.82
   11          N/A     16.38        N/A     14.99        N/A     16.07
   12          N/A     16.65        N/A     15.19        N/A     16.33
   13          N/A     16.93        N/A     15.41        N/A     16.60
   14          N/A     17.20        N/A     15.62        N/A     16.86
   15          N/A     17.49        N/A     15.85        N/A     17.14
   16          N/A     17.79        N/A     16.07        N/A     17.41
   17          N/A     18.06        N/A     16.31        N/A     17.70
   18        16.54     18.36      15.53     16.55      16.33     17.99
   19        16.75     18.67      15.74     16.81      16.55     18.29
   20        16.97     18.99      15.96     17.07      16.77     18.60
   21        17.21     19.34      16.19     17.35      17.00     18.93
   22        17.45     19.71      16.43     17.65      17.25     19.29
   23        17.74     20.10      16.69     17.96      17.53     19.67
   24        18.04     20.52      16.96     18.28      17.82     20.06
   25        18.36     20.94      17.30     18.63      18.14     20.47
   26        18.70     21.40      17.60     18.98      18.47      20.90

Age at
issue or    Male       Male     Female      Female   Unisex      Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

   27        19.05     21.87      17.91     19.35      18.82     21.35
   28        19.43     22.37      18.24     19.75      19.19     21.83
   29        19.84     22.92      18.59     20.17      19.58     22.35
   30        20.26     23.49      18.95     20.61      20.00     22.90
   31        20.71     24.10      19.34     21.07      20.43     23.47
   32        21.19     24.75      19.74     21.57      20.89     24.09
   33        21.69     25.42      20.16     22.08      21.37     24.72
   34        22.21     26.13      20.60     22.60      21.88     25.39
   35        22.77     26.87      21.06     23.15      22.42     26.09
   36        23.29     27.55      21.48     23.65      22.92     26.73
   37        23.83     28.28      21.93     24.17      23.44     27.41
   38        24.40     29.03      22.40     24.73      23.99     28.12
   39        25.01     29.83      22.89     25.32      24.57     28.87
   40        25.66     30.67      23.41     25.93      25.19     29.66
   41        26.34     31.56      23.96     26.57      25.85     30.49
   42        27.07     32.50      24.54     27.24      26.54     31.37
   43        27.83     33.48      25.15     27.92      27.28     32.29
   44        28.65     34.53      25.79     28.63      28.05     33.25
   45        29.51     35.62      26.47     29.38      28.88     34.27
   46        30.41     36.79      27.18     30.16      29.73     35.34
   47        31.36     37.99      27.92     30.99      30.64     36.46
   48        32.35     39.22      28.71     31.85      31.58     37.60
   49        33.39     40.50      29.54     32.75      32.58     38.78
   50        34.48     41.83      30.41     33.70      33.62     40.01
   51        35.65     43.21      31.35     34.72      34.74     41.30
   52        36.90     44.65      32.34     35.79      35.93     42.64
   53        38.22     46.24      33.39     36.94      37.19     44.11
   54        39.63     47.92      34.50     38.14      38.53     45.67
   55        41.12     49.69      35.69     39.42      39.95     47.30
   56        42.59     51.44      36.88     40.72      41.35     48.92
   57        44.14     53.27      38.15     42.11      42.83     50.62
   58        45.76     53.32      39.51     43.62      44.39     52.38
   59        47.46     52.99      40.94     45.21      46.02     53.32
   60        49.24     52.66      42.45     46.88      47.73     53.00
   61        51.06     52.46      44.02     48.60      49.48     52.79
   62        52.98     52.25      45.67     50.43      51.33     52.56
   63        52.83     52.05      47.43     52.30      53.09     52.35
   64        52.48     51.85      49.30     53.06      52.76     52.14
   65        52.13     51.65      51.29     52.75      52.42     51.91
   66        52.02     51.55      53.43     52.69      52.32     51.83
   67        51.91     51.45      53.35     52.61      52.21     51.74
   68        51.80     51.36      53.25     52.53      52.10     51.65
   69        51.68     51.25      53.15     52.45      51.99     51.56
   70        51.56     51.15      53.04     52.36      51.87     51.46
   71        51.42     51.04      52.90     52.21      51.74      51.35

Age at
issue or    Male       Male     Female      Female   Unisex      Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

   72        51.28     50.92      52.76     52.07      51.60     51.23
   73        51.14     50.80      52.62     51.94      51.46     51.11
   74        50.99     50.68      52.46     51.80      51.31     50.99
   75        50.84     50.57      52.30     51.65      51.16     50.87
   76        50.68     50.43      52.14     51.50      51.01     50.74
   77        50.52     50.28      51.96     51.35      50.84     50.59
   78        50.36     50.14      51.79     51.19      50.68     50.44
   79        50.20     49.99      51.60     51.04      50.51     50.29
   80        50.03     49.83      51.42     50.89      50.35     50.14
   81        49.88     49.70      51.22     50.73      50.18     50.00
   82        49.72     49.57      51.03     50.58      50.02     49.85
   83        49.56     49.42      50.83     50.42      49.85     49.70
   84        49.41     49.28      50.63     50.22      49.68     49.54
   85        49.24     49.13      50.42     50.01      49.51     49.36

                                    EXAMPLES

For the purpose of these examples, assume that a male, age 35, non-smoker purchases a $100,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $2,279.00 (22.79 x 100).

Example 1:

Assume the Policy Owner surrenders the Policy in the 10th Policy month. The surrender charge is $2,279.00.

Example 2:

Assume the Policy Owner surrenders the Policy in the 61st policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $1,012.79

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, Monthly Insurance Protection charges and surrender charges. We take a representative Policy owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                        10 Years
                                                   One-Year                             or Life
                                                    Total                5           of Sub-Account
Underlying Fund                                     Return             Years           (if less)
----------------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                          -100.00%            -8.50%              2.55%
Select Capital Appreciation Fund                       -100.00%         N/A                  -19.47%
Select Value Opportunity Fund                          -100.00%           -10.93%             -4.74%
Select Emerging Markets Fund                         N/A                N/A                 -100.00%
Select International Equity Fund                       -100.00%         N/A                  -15.81%
DGPF International Equity Series                       -100.00%           -14.26%             -6.38%
Fidelity VIP Overseas Portfolio                        -100.00%           -52.61%           -100.00%
T. Rowe Price International Stock Portfolio            -100.00%         N/A                  -18.33%
Select Growth Fund                                     -100.00%             0.32%              3.77%
Select Strategic Growth Fund                         N/A                N/A                 -100.00%
Growth Fund                                            -100.00%            -3.49%              8.74%
Fidelity VIP Growth Portfolio                          -100.00%            -0.17%             11.31%
Equity Index Fund                                      -100.00%             1.80%             10.34%
Select Growth and Income Fund                          -100.00%            -4.96%             -0.44%
Fidelity VIP Equity-Income Portfolio                   -100.00%            -3.78%              7.29%
Fidelity VIP II Asset Manager Portfolio                -100.00%           -12.59%              3.57%
Fidelity VIP High Income Portfolio                     -100.00%           -54.28%              2.41%
Investment Grade Income Fund                           -100.00%           -57.81%              0.34%
Government Bond Fund                                   -100.00%           -59.71%             -7.11%
Money Market Fund                                      -100.00%           -61.26%             -3.57%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/28/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             Excluding Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. The data does NOT reflect monthly charges under the Policy or surrender charges. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                        5
                                                                     Years10
                                                                      Years
                                                                     or Life
                                                      One-Year       of Sub-
                                                       Total         Account
Underlying Fund                                        Return       (if less)
-----------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                              10.56%    14.99%              18.11%
Select Capital Appreciation Fund                           13.88%     N/A                20.37%
Select Value Opportunity Fund                               4.87%    13.09%              14.71%
Select Emerging Markets Fund                            N/A           N/A               -21.46%
Select International Equity Fund                           16.48%     N/A                12.26%
DGPF International Equity Series                           10.33%    10.54%              11.14%
Fidelity VIP Overseas Portfolio                            12.81%     9.70%              10.08%
T. Rowe Price International Stock Portfolio                15.86%     N/A                 9.66%
Select Growth Fund                                         35.44%    22.15%              19.18%
Select Strategic Growth Fund                            N/A           N/A                -2.47%
Growth Fund                                                19.32%    19.01%              16.98%
Fidelity VIP Growth Portfolio                              39.49%    21.74%              19.41%
Equity Index Fund                                          28.33%    23.39%              20.69%
Select Growth and Income Fund                              16.43%    17.82%              15.53%
Fidelity VIP Equity-Income Portfolio                       11.63%    18.77%              15.62%
Fidelity VIP II Asset Manager Portfolio                    15.05%    11.81%              12.98%
Fidelity VIP High Income Portfolio                         -4.33%     8.80%              11.08%
Investment Grade Income Fund                                7.97%     6.95%               9.17%
Government Bond Fund                                        7.67%     5.99%               7.00%
Money Market Fund                                           5.51%     5.22%               5.62%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/28/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   APPENDIX G
                            MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The Factors used to compute the monthly expense charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT

 Age of      Male                Female               Unisex
issue or     Non-       Male      Non-      Female     Non-      Unisex
increase    Smoker     Smoker    Smoker     Smoker    Smoker     Smoker
--------   ---------   ------   ---------   ------   ---------   ------
    0        N/A       $0.11      N/A       $0.08      N/A       $0.10
    1        N/A       $0.11      N/A       $0.08      N/A       $0.11
    2        N/A       $0.12      N/A       $0.08      N/A       $0.11
    3        N/A       $0.12      N/A       $0.08      N/A       $0.11
    4        N/A       $0.12      N/A       $0.09      N/A       $0.11
    5        N/A       $0.12      N/A       $0.09      N/A       $0.12
    6        N/A       $0.13      N/A       $0.09      N/A       $0.12
    7        N/A       $0.13      N/A       $0.09      N/A       $0.12
    8        N/A       $0.13      N/A       $0.09      N/A       $0.12
    9        N/A       $0.14      N/A       $0.10      N/A       $0.13
   10        N/A       $0.14      N/A       $0.10      N/A       $0.13
   11        N/A       $0.14      N/A       $0.10      N/A       $0.13
   12        N/A       $0.14      N/A       $0.11      N/A       $0.14
   13        N/A       $0.15      N/A       $0.11      N/A       $0.14
   14        N/A       $0.15      N/A       $0.11      N/A       $0.14
   15        N/A       $0.15      N/A       $0.11      N/A       $0.15
   16        N/A       $0.16      N/A       $0.12      N/A       $0.15
   17        N/A       $0.16      N/A       $0.12      N/A       $0.15
   18        $0.12     $0.16      $0.11     $0.12      $0.12     $0.16
   19        $0.13     $0.17      $0.11     $0.13      $0.12     $0.16
   20        $0.13     $0.17      $0.12     $0.13      $0.13     $0.16
   21        $0.13     $0.17      $0.12     $0.13      $0.13     $0.17
   22        $0.14     $0.18      $0.12     $0.14      $0.13     $0.17
   23        $0.14     $0.18      $0.12     $0.14      $0.14     $0.17
   24        $0.15     $0.19      $0.13     $0.15      $0.14     $0.18
   25        $0.15     $0.19      $0.13     $0.15      $0.15     $0.18
   26        $0.15     $0.19      $0.13     $0.15      $0.15     $0.19
   27        $0.16     $0.20      $0.14     $0.16      $0.15     $0.19
   28        $0.16     $0.20      $0.14     $0.16      $0.16     $0.19
   29        $0.17     $0.21      $0.14     $0.17      $0.16     $0.20
   30        $0.17     $0.21      $0.15     $0.17      $0.17     $0.20
   31        $0.17     $0.21      $0.15     $0.17      $0.17     $0.21
   32        $0.18     $0.22      $0.15     $0.18      $0.17     $0.21
   33        $0.18     $0.22      $0.15     $0.18      $0.18     $0.21
   34        $0.19     $0.23      $0.16     $0.19      $0.18     $0.22
   35        $0.19     $0.23      $0.16     $0.19      $0.18     $0.22
   36        $0.21     $0.25      $0.17     $0.21      $0.20     $0.24

  Age of        Male                Female               Unisex
 issue or       Non-       Male      Non-      Female     Non-      Unisex
 increase      Smoker     Smoker    Smoker     Smoker    Smoker     Smoker
 --------     ---------   ------   ---------   ------   ---------   ------
    37          $0.22     $0.27      $0.19     $0.22      $0.21     $0.26
    38          $0.24     $0.29      $0.20     $0.24      $0.23     $0.28
    39          $0.25     $0.31      $0.21     $0.25      $0.24     $0.29
    40          $0.27     $0.33      $0.23     $0.27      $0.26     $0.31
    41          $0.28     $0.34      $0.24     $0.28      $0.27     $0.33
    42          $0.30     $0.36      $0.25     $0.30      $0.29     $0.35
    43          $0.31     $0.38      $0.26     $0.31      $0.30     $0.37
    44          $0.33     $0.40      $0.28     $0.33      $0.32     $0.39
    45          $0.34     $0.42      $0.29     $0.34      $0.33     $0.40
    46          $0.36     $0.44      $0.30     $0.36      $0.35     $0.42
    47          $0.38     $0.46      $0.32     $0.37      $0.36     $0.44
    48          $0.39     $0.48      $0.33     $0.39      $0.38     $0.46
    49          $0.41     $0.50      $0.35     $0.40      $0.40     $0.48
    50          $0.43     $0.52      $0.36     $0.42      $0.42     $0.50
    51          $0.44     $0.54      $0.37     $0.43      $0.43     $0.52
    52          $0.46     $0.56      $0.38     $0.45      $0.44     $0.53
    53          $0.47     $0.57      $0.40     $0.46      $0.46     $0.55
    54          $0.49     $0.59      $0.41     $0.48      $0.47     $0.57
    55          $0.50     $0.61      $0.42     $0.49      $0.48     $0.59
    56          $0.53     $0.65      $0.45     $0.52      $0.51     $0.62
    57          $0.56     $0.69      $0.47     $0.55      $0.55     $0.66
    58          $0.60     $0.72      $0.50     $0.58      $0.58     $0.70
    59          $0.63     $0.76      $0.52     $0.61      $0.61     $0.73
    60          $0.66     $0.80      $0.55     $0.64      $0.64     $0.77
    61          $0.70     $0.82      $0.58     $0.67      $0.68     $0.79
    62          $0.74     $0.83      $0.61     $0.71      $0.71     $0.81
    63          $0.78     $0.85      $0.64     $0.74      $0.75     $0.83
    64          $0.82     $0.86      $0.67     $0.78      $0.79     $0.85
    65          $0.86     $0.88      $0.70     $0.81      $0.83     $0.87
    66          $0.86     $0.88      $0.70     $0.80      $0.83     $0.86
    67          $0.86     $0.87      $0.69     $0.80      $0.82     $0.86
    68          $0.85     $0.87      $0.69     $0.79      $0.82     $0.85
    69          $0.85     $0.86      $0.68     $0.79      $0.82     $0.85
70 and Over     $0.85     $0.86      $0.68     $0.78      $0.82     $0.84


                                    EXAMPLES

For a male, age 35, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $19 ($0.19 x 100)

For a male, age 50, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $43 ($0.43 x 100)

For a male, age 65, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $86 ($0.86 x 100)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                              (UNAUDITED)           (UNAUDITED)
                                                             QUARTER ENDED       NINE MONTHS ENDED
                                                             SEPTEMBER 30,         SEPTEMBER 30,
                                                          -------------------   -------------------
(IN MILLIONS)                                               1999       1998       1999       1998
-------------                                             --------   --------   --------   --------
REVENUES
    Premiums............................................   $  0.1     $--        $  0.3     $  0.4
    Universal life and investment product policy fees...     83.6       67.7      240.3      195.7
    Net investment income...............................     38.5       38.7      112.7      113.5
    Net realized investment (losses) gains..............     (2.5)      (2.7)      (7.1)      19.5
    Other income........................................     18.0        0.4       17.6        0.3
                                                           ------     ------     ------     ------
        Total revenues..................................    137.7      104.1      363.8      329.4
                                                           ------     ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..........................................     39.7       32.7      130.0      114.5
    Policy acquisition expenses.........................     15.0       13.3       33.5       45.0
    Sales practice litigation expense...................    --          21.0      --          21.0
    Other operating expenses............................     40.9       22.6       96.2       72.5
                                                           ------     ------     ------     ------
        Total benefits, losses and expenses.............     95.6       89.6      259.7      253.0
                                                           ------     ------     ------     ------
Income from continuing operations before federal income
 taxes..................................................     42.1       14.5      104.1       76.4
                                                           ------     ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.............................................     (3.7)       1.5        0.6       19.0
    Deferred............................................     18.5        1.7       35.9        5.9
                                                           ------     ------     ------     ------
        Total federal income tax expense................     14.8        3.2       36.5       24.9
                                                           ------     ------     ------     ------
Net income..............................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                           ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

                                                               (UNAUDITED)
                                                              SEPTEMBER 30,   DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                              1999            1998
------------------------------------                          -------------   ------------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,283.2 and $1,284.6)................................    $ 1,272.3       $ 1,330.4
    Equity securities at fair value (cost of $35.2 and
      $27.4)................................................         35.0            31.8
    Mortgage loans..........................................        220.3           230.0
    Real estate.............................................         14.7            14.5
    Policy loans............................................        161.4           151.5
    Other long term investments.............................          9.2             9.1
                                                                ---------       ---------
        Total investments...................................      1,712.9         1,767.3
                                                                ---------       ---------
  Cash and cash equivalents.................................        231.1           217.9
  Accrued investment income.................................         31.7            33.5
  Premiums, accounts and notes receivable...................         (0.9)        --
  Reinsurance receivables on paid and unpaid losses,
    benefits and unearned premiums..........................        285.5           308.0
  Deferred policy acquisition costs.........................      1,104.6           950.5
  Premiums, accounts and notes receivable...................          3.8             4.8
  Other assets..............................................         75.9            46.9
  Separate account assets...................................     12,464.3        11,020.4
                                                                ---------       ---------
        Total assets........................................    $15,909.8       $14,349.3
                                                                =========       =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................    $ 2,327.1       $ 2,284.8
    Outstanding claims, losses..............................         17.2            17.9
    Unearned premiums.......................................          2.7             2.7
    Contractholder deposit funds and other policy
      liabilities...........................................         45.8            38.1
                                                                ---------       ---------
        Total policy liabilities and accruals...............      2,392.8         2,343.5
                                                                ---------       ---------
  Expenses and taxes payable................................        168.8           146.2
  Reinsurance premiums payable..............................         13.3            50.5
  Deferred federal income taxes.............................        101.7            78.8
  Separate account liabilities..............................     12,463.7        11,020.4
                                                                ---------       ---------
        Total liabilities...................................     15,140.3        13,639.4
                                                                ---------       ---------
  Commitments and contingencies (Note 5)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,526 and 2,525 shares issued...........................          2.5             2.5
  Additional paid-in capital................................        423.7           407.9
  Accumulated other comprehensive income....................          0.1            24.1
  Retained earnings.........................................        343.0           275.4
                                                                ---------       ---------
        Total shareholder's equity..........................        769.3           709.9
                                                                ---------       ---------
        Total liabilities and shareholder's equity..........    $15,909.8       $14,349.3
                                                                =========       =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
COMMON STOCK................................................   $  2.5     $  2.5
                                                               ------     ------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    407.9      386.9
    Issuance of common stock................................     15.8        8.0
                                                               ------     ------
    Balance at end of period................................    423.7      394.9
                                                               ------     ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net Unrealized Appreciation on Investments..............
    Balance at beginning of period..........................     24.1       38.5
    Net depreciation on available-for-sale securities.......    (36.9)     (18.9)
    Benefit for deferred federal income taxes...............     12.9        6.6
                                                               ------     ------
    Other comprehensive loss................................    (24.0)     (12.3)
                                                               ------     ------
    Balance at end of period................................      0.1       26.2
                                                               ------     ------
RETAINED EARNINGS
    Balance at beginning of period..........................    275.5      213.1
    Net income..............................................     67.6       51.5
                                                               ------     ------
    Balance at end of period................................    343.0      264.6
                                                               ------     ------
        Total shareholder's equity..........................   $769.3     $688.2
                                                               ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                (UNAUDITED)           (UNAUDITED)
                                                               QUARTER ENDED       NINE MONTHS ENDED
                                                               SEPTEMBER 30,         SEPTEMBER 30,
                                                            -------------------   -------------------
(IN MILLIONS)                                                 1999       1998       1999       1998
-------------                                               --------   --------   --------   --------
Net Income................................................   $ 27.3     $ 11.3     $ 67.6     $ 51.5
                                                             ------     ------     ------     ------
Other comprehensive income:
    Net depreciation on available-for-sale securities.....     (8.0)      (9.8)     (36.9)     (18.9)
    Benefit for deferred federal income taxes.............      2.8        3.4       12.9        6.6
                                                             ------     ------     ------     ------
        Other comprehensive loss..........................     (5.2)      (6.4)     (24.0)     (12.3)
                                                             ------     ------     ------     ------
    Comprehensive income..................................   $ 22.1     $  4.9     $ 43.6     $ 39.2
                                                             ======     ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  67.6    $  51.5
    Adjustments to reconcile net income to net cash provided
      by (used in) operating activities:
        Net realized gains (losses).........................      7.1      (19.5)
        Net amortization and depreciation...................     (1.6)      (5.9)
        Sales practice litigation expense...................    --          21.0
        Deferred federal income taxes.......................     35.9        5.9
        Change in deferred acquisition costs................   (126.1)    (140.1)
        Change in premiums and notes receivable, net of
          reinsurance.......................................    (36.2)      31.3
        Change in accrued investment income.................      1.7        2.9
        Change in policy liabilities and accruals, net......     48.3      154.2
        Change in reinsurance receivable....................     22.5      (61.3)
        Change in expenses and taxes payable................      9.7       (3.5)
        Separate account activity, net......................     (0.6)       1.6
        Other, net..........................................    (28.5)     (25.4)
                                                              -------    -------
            Net cash provided by (used in) operating
              activities....................................      9.6       12.7
                                                              -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    241.1      145.9
    Proceeds from disposals of equity securities............     18.0       42.1
    Proceeds from disposals of other investments............      0.4       12.5
    Proceeds from mortgages matured or collected............     22.7       55.3
    Purchase of available-for-sale fixed maturities.........   (253.2)     (77.6)
    Purchase of equity securities...........................     (6.4)     (29.4)
    Purchase of other investments...........................    (23.2)     (62.7)
    Other investing activities (net)........................      0.2       (0.7)
                                                              -------    -------
        Net cash provided by investing activities...........      (.4)      85.4
                                                              -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....      4.0        8.0
                                                              -------    -------
        Net cash provided by financing activities...........      4.0        8.0
                                                              -------    -------
Net change in cash and cash equivalents.....................     13.2      106.0
Cash and cash equivalents, beginning of period..............    217.9       31.1
                                                              -------    -------
Cash and cash equivalents, end of period....................  $ 231.1    $ 137.1
                                                              =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of AFLIAC, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"), include the accounts of its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO") until SMAFCO contributed AFLIAC to FAFLIC on July 1, 1999. All significant intercompany accounts and transactions have been eliminated.

The interim consolidated financial statements of AFLIAC include the accounts of Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc. These wholly-owned non-insurance subsidiaries were transferred to AFLIAC on July 1, 1999 from SMAFCO. The results of operations for the subsidiaries are included in the three months ended September 30, 1999. The financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 1998 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 had no effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

3.  SIGNIFICANT TRANSACTIONS

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly-owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the four subsidiaries transferred from SMAFCO to AFLIAC on July 1, 1999 was $11.8 million. SMAFCO received one share of common stock in return for transferring the subsidiaries to AFLIAC. For the three months ended September 30, 1999, the subsidiaries of AFLIAC had total revenue of $16.6 million and total benefits, losses and expenses of $11.5 million.

During 1998, SMAFCO contributed $21.0 million of additional paid-in capital to the Company. SMAFCO contributed $4.0 million of additional paid-in capital to the Company in the second quarter of 1999.

4.  FEDERAL INCOME TAXES

Federal income tax expense for the nine months ended September 30, 1999 and 1998, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

5.  COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims and the estimate may be revised based on an amount of reimbursement actually tendered by AFLIAC's insurance carriers and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
REVENUES
    Premiums................................................   $  0.5     $ 22.8     $ 32.7
    Universal life and investment product policy fees.......    267.4      212.2      176.2
    Net investment income...................................    151.3      164.2      171.7
    Net realized investment gains (losses)..................     20.0        2.9       (3.6)
    Other income............................................      0.6        1.4        0.9
                                                               ------     ------     ------
        Total revenues......................................    439.8      403.5      377.9
                                                               ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................    153.9      187.8      192.6
    Policy acquisition expenses.............................     64.6        2.8       49.9
    Sales practice litigation...............................     21.0      --         --
    Loss from cession of disability income business.........    --          53.9      --
    Other operating expenses................................    104.1      101.3       86.6
                                                               ------     ------     ------
        Total benefits, losses and expenses.................    343.6      345.8      329.1
                                                               ------     ------     ------
Income before federal income taxes..........................     96.2       57.7       48.8
                                                               ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................     22.1       13.9       26.9
    Deferred................................................     11.8        7.1       (9.8)
                                                               ------     ------     ------
        Total federal income tax expense....................     33.9       21.0       17.1
                                                               ------     ------     ------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1998        1997
-------------                                                 ---------   ---------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,284.6 and $1,340.5)................................  $ 1,330.4   $ 1,402.5
    Equity securities at fair value (cost of $27.4 and
      $34.4)................................................       31.8        54.0
    Mortgage loans..........................................      230.0       228.2
    Real estate.............................................       14.5        12.0
    Policy loans............................................      151.5       140.1
    Other long-term investments.............................        9.1        20.3
                                                              ---------   ---------
        Total investments...................................    1,767.3     1,857.1
                                                              ---------   ---------
  Cash and cash equivalents.................................      217.9        31.1
  Accrued investment income.................................       33.5        34.2
  Deferred policy acquisition costs.........................      950.5       765.3
  Reinsurance receivables on paid and unpaid losses, future
    policy benefits and unearned premiums...................      308.0       251.1
  Other assets..............................................       46.9        10.7
  Separate account assets...................................   11,020.4     7,567.3
                                                              ---------   ---------
        Total assets........................................  $14,344.5   $10,516.8
                                                              =========   =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,284.8   $ 2,097.3
    Outstanding claims, losses and loss adjustment
      expenses..............................................       17.9        18.5
    Unearned premiums.......................................        2.7         1.8
    Contractholder deposit funds and other policy
      liabilities...........................................       38.1        32.5
                                                              ---------   ---------
        Total policy liabilities and accruals...............    2,343.5     2,150.1
                                                              ---------   ---------
  Expenses and taxes payable................................      146.2        77.6
  Reinsurance premiums payable..............................       45.7         4.9
  Deferred federal income taxes.............................       78.8        75.9
  Separate account liabilities..............................   11,020.4     7,567.3
                                                              ---------   ---------
        Total liabilities...................................   13,634.6     9,875.8
                                                              ---------   ---------
  Commitments and contingencies (Note 12)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,524 and 2,521 shares issued and outstanding...........        2.5         2.5
  Additional paid-in capital................................      407.9       386.9
  Accumulated other comprehensive income....................       24.1        38.5
  Retained earnings.........................................      275.4       213.1
                                                              ---------   ---------
        Total shareholder's equity..........................      709.9       641.0
                                                              ---------   ---------
        Total liabilities and shareholder's equity..........  $14,344.5   $10,516.8
                                                              =========   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
COMMON STOCK................................................  $   2.5    $   2.5    $   2.5
                                                              -------    -------    -------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................    386.9      346.3      324.3
    Issuance of common stock................................     21.0       40.6       22.0
                                                              -------    -------    -------
    Balance at end of period................................    407.9      386.9      346.3
                                                              -------    -------    -------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net unrealized appreciation on investments:
    Balance at beginning of period..........................     38.5       20.5       23.8
    Appreciation (depreciation) during the period:
        Net (depreciation) appreciation on
          available-for-sale securities.....................    (23.4)      27.0       (5.1)
        Benefit (provision) for deferred federal income
          taxes.............................................      9.0       (9.0)       1.8
                                                              -------    -------    -------
                                                                (14.4)      18.0       (3.3)
                                                              -------    -------    -------
    Balance at end of period................................     24.1       38.5       20.5
                                                              -------    -------    -------
RETAINED EARNINGS
    Balance at beginning of period..........................    213.1      176.4      144.7
    Net income..............................................     62.3       36.7       31.7
                                                              -------    -------    -------
    Balance at end of period................................    275.4      213.1      176.4
                                                              -------    -------    -------
        Total shareholder's equity..........................  $ 709.9    $ 641.0    $ 545.7
                                                              =======    =======    =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Net income..................................................   $ 62.3     $ 36.7     $ 31.7
Other comprehensive income:
    Net (depreciation) appreciation on available-for-sale
      securities............................................    (23.4)      27.0       (5.1)
    Benefit (provision) for deferred federal income taxes...      9.0       (9.0)       1.8
                                                               ------     ------     ------
        Other comprehensive income..........................    (14.4)      18.0       (3.3)
                                                               ------     ------     ------
    Comprehensive income....................................     47.9     $ 54.7     $ 28.4
                                                               ======     ======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  62.3    $  36.7    $  31.7
    Adjustments to reconcile net income to net cash used in
      operating activities:
        Net realized gains..................................    (20.0)      (2.9)       3.6
        Net amortization and depreciation...................     (7.1)     --           3.5
        Sales practice litigation expense...................     21.0
        Loss from cession of disability income business.....    --          53.9      --
        Deferred federal income taxes.......................     11.8        7.1       (9.8)
        Payment related to cession of disability income
          business..........................................    --        (207.0)     --
        Change in deferred acquisition costs................   (177.8)    (181.3)     (66.8)
        Change in reinsurance premiums payable..............     40.8        3.9       (0.2)
        Change in accrued investment income.................      0.7        3.5        1.2
        Change in policy liabilities and accruals, net......    193.1      (72.4)     (39.9)
        Change in reinsurance receivable....................    (56.9)      22.1       (1.5)
        Change in expenses and taxes payable................     55.4        0.2       32.3
        Separate account activity, net......................     (0.5)       1.6        8.0
        Other, net..........................................    (28.0)      (8.7)       2.3
                                                              -------    -------    -------
            Net cash provided by (used in) operating
              activities....................................     94.8     (343.3)     (35.6)
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    187.0      909.7      809.4
    Proceeds from disposals of equity securities............     53.3        2.4        1.5
    Proceeds from disposals of other investments............     22.7       23.7       17.4
    Proceeds from mortgages matured or collected............     60.1       62.9       34.0
    Purchase of available-for-sale fixed maturities.........   (136.0)    (579.7)    (795.8)
    Purchase of equity securities...........................    (30.6)      (3.2)     (13.2)
    Purchase of other investments...........................    (22.7)      (9.0)     (13.9)
    Purchase of mortgages...................................    (58.9)     (70.4)     (22.3)
    Other investing activities, net.........................     (3.9)     --          (2.0)
                                                              -------    -------    -------
        Net cash provided by investing activities...........     71.0      336.4       15.1
                                                              -------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....     21.0       19.2       22.0
                                                              -------    -------    -------
        Net cash provided by financing activities...........     21.0       19.2       22.0
                                                              -------    -------    -------
Net change in cash and cash equivalents.....................    186.8       12.3        1.5
Cash and cash equivalents, beginning of period..............     31.1       18.8       17.3
                                                              -------    -------    -------
Cash and cash equivalents, end of period....................  $ 217.9    $  31.1    $  18.8
                                                              =======    =======    =======
SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid...........................................  $   0.6    $ --       $   3.4
    Income taxes paid.......................................  $  36.2    $   5.4    $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                         1998
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $    5.8       $ 0.8        $--       $    6.6
States and political subdivisions.................       2.7         0.2        --             2.9
Foreign governments...............................      48.8         1.6          1.5         48.9
Corporate fixed maturities........................   1,096.0        58.0         17.7      1,136.3
Mortgage-backed securities........................     131.3         5.8          1.4        135.7
                                                    --------       -----        -----     --------
Total fixed maturities............................  $1,284.6       $66.4        $20.6     $1,330.4
                                                    ========       =====        =====     ========
Equity securities.................................  $   27.4       $ 8.9        $ 4.5     $   31.8
                                                    ========       =====        =====     ========

                                                                              1997
                                                         ----------------------------------------------
                                                                       GROSS        GROSS
DECEMBER 31,                                             AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                            COST (1)      GAINS        LOSSES      VALUE
-------------                                            ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and agency
 securities.........................................     $    6.3       $ 0.5        $--       $    6.8
States and political subdivisions...................          2.8         0.2        --             3.0
Foreign governments.................................         50.1         2.0        --            52.1
Corporate fixed maturities..........................      1,147.5        58.7          3.3      1,202.9
Mortgage-backed securities..........................        133.8         5.2          1.3        137.7
                                                         --------       -----        -----     --------
Total fixed maturities..............................     $1,340.5       $66.6        $ 4.6     $1,402.5
                                                         ========       =====        =====     ========
Equity securities...................................     $   34.4       $19.9        $ 0.3     $   54.0
                                                         ========       =====        =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
-------------                                                 ---------   --------
Due in one year or less.....................................  $   97.7    $   98.9
Due after one year through five years.......................     269.1       278.3
Due after five years through ten years......................     638.2       658.5
Due after ten years.........................................     279.6       294.7
                                                              --------    --------
Total.......................................................  $1,284.6    $1,330.4
                                                              ========    ========

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM     GROSS      GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES    GAINS      LOSSES
-------------                                                 ---------------   --------   --------
1998
Fixed maturities............................................        $ 60.0       $ 2.0      $ 2.0
Equity securities...........................................        $ 52.6       $17.5      $ 0.9

1997
Fixed maturities............................................        $702.9       $11.4      $ 5.0
Equity securities...........................................        $  1.3       $ 0.5      $--

1996
Fixed maturities............................................        $496.6       $ 4.3      $ 8.3
Equity securities...........................................        $  1.5       $ 0.4      $ 0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1998
Net appreciation, beginning of year........................    $ 22.1        $ 16.4        $ 38.5
                                                               ------        ------        ------
Net depreciation on available-for-sale securities..........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       7.1        --               7.1
Benefit from deferred federal income taxes.................       3.2           5.8           9.0
                                                               ------        ------        ------
                                                                 (5.9)         (8.5)        (14.4)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 16.2        $  7.9        $ 24.1
                                                               ======        ======        ======

1997
Net appreciation, beginning of year........................    $ 12.7        $  7.8        $ 20.5
                                                               ------        ------        ------
Net appreciation on available-for-sale securities..........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............      (9.8)       --              (9.8)
Provision for deferred federal income taxes................      (5.1)         (3.9)         (9.0)
                                                               ------        ------        ------
                                                                  9.4           8.6          18.0
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 22.1        $ 16.4        $ 38.5
                                                               ======        ======        ======

1996
Net appreciation, beginning of year........................    $ 20.4        $  3.4        $ 23.8
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       9.0        --               9.0
Benefit (provision) for deferred federal income taxes......       4.1          (2.3)          1.8
                                                               ------        ------        ------
                                                                 (7.7)          4.4          (3.3)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 12.7        $  7.8        $ 20.5
                                                               ======        ======        ======

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Mortgage loans..............................................   $230.0     $228.2
Real estate held for sale...................................     14.5       12.0
                                                               ------     ------
Total mortgage loans and real estate........................   $244.5     $240.2
                                                               ======     ======

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Property type:
  Office building...........................................   $129.2     $101.7
  Residential...............................................     18.9       19.3
  Retail....................................................     37.4       42.2
  Industrial/warehouse......................................     59.2       61.9
  Other.....................................................      3.1       24.5
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Geographic region:
  South Atlantic............................................   $ 55.5     $ 68.7
  Pacific...................................................     80.0       56.6
  East North Central........................................     41.4       61.4
  Middle Atlantic...........................................     22.5       29.8
  West South Central........................................      6.7        6.9
  New England...............................................     26.9       12.4
  Other.....................................................     14.8       13.8
  Valuation allowances......................................     (3.3)      (9.4)
                                                               ------     ------
Total.......................................................   $244.5     $240.2
                                                               ======     ======

At December 31, 1998, scheduled mortgage loan maturities were as follows:
1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 --
$11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                   BALANCE AT                              BALANCE AT
(IN MILLIONS)                                      JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
-------------                                      ----------   ----------   ----------   ------------
1998
Mortgage loans...................................     $ 9.4        $(4.5)       $1.6          $ 3.3
                                                      =====        =====        ====          =====
1997
Mortgage loans...................................     $ 9.5        $ 1.1        $1.2          $ 9.4
Real estate......................................       1.7          3.7         5.4         --
                                                      -----        -----        ----          -----
    Total........................................     $11.2        $ 4.8        $6.6          $ 9.4
                                                      =====        =====        ====          =====
1996
Mortgage loans...................................     $12.5        $ 4.5        $7.5          $ 9.5
Real estate......................................       2.1        --            0.4            1.7
                                                      -----        -----        ----          -----
    Total........................................     $14.6        $ 4.5        $7.9          $11.2
                                                      =====        =====        ====          =====

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $107.7     $130.0     $137.2
Mortgage loans..............................................     25.5       20.4       22.0
Equity securities...........................................      0.3        1.3        0.7
Policy loans................................................     11.7       10.8       10.2
Real estate.................................................      3.3        3.9        6.2
Other long-term investments.................................      1.5        1.0        0.8
Short-term investments......................................      4.2        1.4        1.4
                                                               ------     ------     ------
Gross investment income.....................................    154.2      168.8      178.5
Less investment expenses....................................     (2.9)      (4.6)      (6.8)
                                                               ------     ------     ------
Net investment income.......................................   $151.3     $164.2     $171.7
                                                               ======     ======     ======

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $ (6.1)    $  3.0     $ (3.3)
Mortgage loans..............................................      8.0       (1.1)      (3.2)
Equity securities...........................................     15.7        0.5        0.3
Real estate.................................................      2.4       (1.5)       2.5
Other.......................................................    --           2.0        0.1
                                                               ------     ------     ------
Net realized investment gains (losses)......................   $ 20.0     $  2.9     $ (3.6)
                                                               ======     ======     ======

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................   $ (8.2)    $ 20.3     $(5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2        2.3      (2.0)
                                                               ------     ------     -----
Other comprehensive income..................................   $(14.4)    $ 18.0     $(3.3)
                                                               ======     ======     =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                           1998                  1997
                                                    -------------------   -------------------
DECEMBER 31,                                        CARRYING     FAIR     CARRYING     FAIR
(IN MILLIONS)                                        VALUE      VALUE      VALUE      VALUE
-------------                                       --------   --------   --------   --------
FINANCIAL ASSETS
  Cash and cash equivalents.......................  $  217.9   $  217.9   $   31.1   $   31.1
  Fixed maturities................................   1,330.4    1,330.4    1,402.5    1,402.5
  Equity securities...............................      31.8       31.8       54.0       54.0
  Mortgage loans..................................     230.0      241.9      228.2      239.8
  Policy loans....................................     151.5      151.5      140.1      140.1
                                                    --------   --------   --------   --------
                                                    $1,961.6   $1,973.5   $1,855.9   $1,867.5
                                                    ========   ========   ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts..............  $1,069.4   $1,034.6   $  876.0   $  850.6
  Supplemental contracts without life
    Contingencies.................................      16.6       16.6       15.3       15.3
                                                    --------   --------   --------   --------
                                                    $1,086.0   $1,051.2   $  891.3   $  865.9
                                                    ========   ========   ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Federal income tax expense (benefit)
  Current...................................................   $22.1      $13.9      $26.9
  Deferred..................................................    11.8        7.1       (9.8)
                                                               -----      -----      -----
Total.......................................................   $33.9      $21.0      $17.1
                                                               =====      =====      =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(205.1)   $(175.8)
  Deferred acquisition costs................................    278.8      226.4
  Investments, net..........................................     12.5       27.0
  Sales practice litigation.................................     (7.4)     --
  Bad debt reserve..........................................     (0.4)      (2.0)
  Other, net................................................      0.4        0.3
                                                              -------    -------
Deferred tax liability, net.................................  $  78.8    $  75.9
                                                              =======    =======

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance premiums:
  Direct....................................................   $ 45.5     $ 48.8     $ 53.3
  Assumed...................................................    --           2.6        3.1
  Ceded.....................................................    (45.0)     (28.6)     (23.7)
                                                               ------     ------     ------
Net premiums................................................   $  0.5     $ 22.8     $ 32.7
                                                               ======     ======     ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................   $204.0     $226.0     $206.4
  Assumed...................................................    --           4.2        4.5
  Ceded.....................................................    (50.1)     (42.4)     (18.3)
                                                               ------     ------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................   $153.9     $187.8     $192.6
                                                               ======     ======     ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Balance at beginning of year................................   $765.3     $632.7     $555.7
  Acquisition expenses deferred.............................    242.4      184.2      116.6
  Amortized to expense during the year......................    (64.6)     (53.1)     (49.9)
  Adjustment to equity during the year......................      7.4      (10.2)      10.3
  Adjustment for cession of disability income insurance.....    --         (38.6)     --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --          50.3      --
                                                               ------     ------     ------
Balance at end of year......................................   $950.5     $765.3     $632.7
                                                               ======     ======     ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Statutory net income........................................   $ (8.2)    $ 31.5     $  5.4
Statutory shareholder's surplus.............................   $309.7     $307.1     $234.0

14.  EVENTS SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica Property & Casualty Companies, Inc., as well as several non-insurance subsidiaries, from FAFLIC to AFC. In addition, certain changes affected AFLIAC. SMAFCO transferred its ownership in AFLIAC to FAFLIC. Hence, AFLIAC became a wholly owned subsidiary of FAFLIC. Further, four non-insurance subsidiaries previously held by SMAFCO were contributed to AFLIAC. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

In 1998, the net income of the subsidiaries, which was reported in SMAFCO's results of operations, to be transferred to AFLIAC from SMAFCO pursuant to the aforementioned change in corporate structure was $18.8 million. As of December 31, 1998, the total assets and total shareholders' equity of these subsidiaries were $16.8 million and $9.2 million, respectively.

On May 19, 1999, the Federal District Court in Worcester, Massachusetts issued an order relating to the litigation mentioned in Note 12, above, certifying the class for settlement purposes and granting final approval of the settlement agreement.

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet
Cross-reference for Prospectuses A, B, and C to items required by Form N-8B-2 The prospectus A consisting of _____ pages.
The prospectus B consisting of _____ pages.
The prospectus C consisting of ___ pages
The undertaking to file reports
The undertaking pursuant to Rule 484 under the 1933 Act
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures
Written consents of the following persons:

     1.  Actuarial Consent
     2.  Opinion of Counsel
     3.  Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of the Separate Account IMO was previously filed on August 10, 1999 in the Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

          (2) Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

             (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

             (c) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and are incorporated by reference herein.

             (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

             (e) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

             (f) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

          (4) Contract Form 1033-99 was previously filed on December 3, 1999 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

          (5) (a) Waiver of Payment Rider;

              (b) Term Insurance Rider;

              (c) Other Insured Term Insurance Rider; and

              (d) Guaranteed Death Benefit Rider were previously filed on August
                  10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and are incorporated by reference herein.

          (6) Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 Registration Statement No. 33-57792), and are incorporated by reference herein.

          (7) Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (b) Participation Agreement with Variable Insurance Products
                  Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (c) Participation Agreement with Variable Insurance Products
                  Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (d) Participation Agreement with T. Rowe Price International
                  Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (e) Fidelity Service Agreement, effective as of November 1,
                  1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (f) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (g) Fidelity Service Contract, effective as of January 1, 1997, was previously filed in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (h) Service Agreement with Rowe Price-Fleming International,
                  Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

          (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and are incorporated by reference herein.

              (b) Directors' Power of Attorney is filed herewith.

         (10) Amended Applications is filed herewith.

   2. Policy and Policy riders are included in Exhibit 1 (5) above.

   3. Opinion of Counsel is filed herewith.

   4. Not Applicable.

   5. Not Applicable.

   6. Actuarial Consent is filed herewith.

   7. Procedures Memorandum dated May, 1993 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

   8. Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 20th day of December, 1999.

                              SEPARATE ACCOUNT IMO
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                  By: /S/ MARY ELDRIDGE
                                                    -------------------------
                                                  Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE                                         DATE
----------                               -----                                         ------
/S/ WARREN E. BARNES                     Vice President and Corporate Controller       December 20, 1999
------------------------------------
Warren E. Barnes

EDWARD J. PARRY III*                     Director, Vice President, Chief Financial
------------------------------------     Officer and Treasurer

RICHARD M. REILLY*                       Director, President and Chief Executive
------------------------------------     Officer

JOHN F. O'BRIEN*                         Director and Chairman of the Board
------------------------------------

BRUCE C. ANDERSON*                       Director
------------------------------------

ROBERT E. BRUCE*                         Director and Chief Information Officer
------------------------------------

JOHN P. KAVANAUGH*                       Director, Vice President and Chief
------------------------------------     Investment Officer

JOHN F. KELLY*                           Director, Vice President and General Counsel
------------------------------------

J. BARRY MAY*                            Director
------------------------------------


JAMES R. MCAULIFFE*                      Director
------------------------------------

ROBERT P. RESTREPO, JR.*                 Director
------------------------------------

ERIC A. SIMONSEN*                        Director and Vice President
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated July 1, 1999 duly executed by such persons.

/S/ SHEILA B. ST. HILAIRE
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-84879)

              FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)       Directors' Power of Attorney

Exhibit 3             Opinion of Counsel

Exhibit 6             Actuarial Consent

Exhibit 8             Consent of Independent Accountants

Exhibit 10            Amended Applications for Prospectuses B and C